UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Liberty TripAdvisor Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11

LIBERTY TRIPADVISOR HOLDINGS, INC. 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5200

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2023 annual meeting of stockholders of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor or the company) to be held at 8:45 a.m., Mountain time, on June 6, 2023. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2023. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty TripAdvisor.
Very truly yours,
Gregory B. Maffei
Chairman of the Board, President and Chief Executive Officer
April [•], 2023
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April [•], 2023, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor or the company). The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
June 6, 2023, at 8:45 am MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2023	5:00 p.m., New York City time, on April 10, 2023
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGE
1	A proposal (which we refer to as the election of directors proposal) to elect Christy Haubegger, Chris Mueller and Albert E. Rosenthaler to continue serving as Class II members of our Board until the 2026 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	14
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.	FOR	33
3	A proposal (which we refer to as the conversion proposal) to approve the adoption of the resolution of the Board of Directors of Liberty TripAdvisor approving the conversion of Liberty TripAdvisor to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with applicable law and the plan of conversion, including the adoption of new Articles of Incorporation under Nevada law.	FOR	37
4	A proposal (which we refer to as the adjournment proposal) to approve one or more adjournments of the annual meeting by Liberty TripAdvisor from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the conversion proposal at the time of such adjournment or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.	FOR	65
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the virtual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE
Holders of record of our Series A common stock, par value $0.01 per share (LTRPA), and Series B common stock, par value $0.01 per share (LTRPB), as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal.	Holders of record of our 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Liberty TripAdvisor (LTRPP), are not entitled to any voting powers, except as specified in the Certificate of Designations relating to LTRPP or as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Liberty TripAdvisor Investor Relations at (844) 826-8736.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 6, 2023: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2022
Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
April [•], 2023
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?
• 2022 Year in Review • Voting Roadmap on pages 2 – 3 • The conversion proposal and the related adjournment proposal on page 65
ABOUT OUR COMPANY

Liberty TripAdvisor consists of its subsidiary Tripadvisor, Inc. (Tripadvisor), the world’s largest travel platform. Tripadvisor aggregates reviews and opinions from its community of travelers about accommodations, restaurants, experiences, airlines and cruises throughout the world.

2022 YEAR IN REVIEW
•
At Tripadvisor, Matt Goldberg assumed role of Chief Executive Officer in July 2022 and Michael Noonan assumed role of Chief Financial Officer in October 2022

•
Tripadvisor total revenue reached 96% of 2019 levels in 2022 led by strong recovery in experiences marketplace, with 2022 Viator revenue at 171% of 2019 levels and TheFork at 99% of 2019 levels

•
Tripadvisor Core improved significantly year-over-year to 79% of 2019 levels

•
Tripadvisor ended the year with $1.5 billion of available liquidity

•
In August 2022 Liberty TripAdvisor refinanced its variable prepaid forward to extend the maturity and improve upside on Tripadvisor shares at favorable terms

Our Defining Attributes
FORWARD-LOOKING We take advantage of the benefits and minimize the risks associated with the digital transition in the industries in which we invest.	NIMBLE We structure our team to allow us to move quickly when opportunities arise, and we can be creative in our deal structures.
FINANCIALLY SOPHISTICATED We have experience in mergers, divestitures, investing, capital deployment, credit analysis and setting capital structures.	LONG-TERM FOCUSED We take a long-term, strategic view in our various operating businesses and are less concerned with short-term bouts of volatility.

STOCKHOLDER CENTRIC
We think like owners and are focused on long-term gains rather than short-term results. The compensation structure of our management team is closely tied to the long-term performance of our stock.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 1

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 14)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 14 − 21 for further information.

OUR DIRECTOR NOMINEES
CHRISTY HAUBEGGER
Director Since: May 2021 Independent Director	Committee(s): Nominating and Corporate Governance

Ms. Haubegger brings to our Board extensive experience in strategy development, branding, marketing and customer experience, governance in the media and entertainment industry as well as her knowledge in reaching multicultural consumer markets.

CHRIS MUELLER
Director Since: August 2014 Independent Director	Committee(s): Audit (Chair); Executive

Mr. Mueller has extensive experience in corporate finance and commercial and investment banking with approximately 30 years of experience, as well as in the structuring of strategic acquisitions. His background and expertise assist the Board in evaluating strategic acquisition opportunities and developing financial strategies for our company.

ALBERT E. ROSENTHALER
Director Since: August 2014	Committee(s): Executive

Mr. Rosenthaler has significant executive and financial experience gained through his service as a Senior Vice President and Chief Tax Officer of Qurate Retail, Inc. (Qurate Retail) and Liberty Media Corporation (Liberty Media) for many years and as Chief Corporate Development Officer of our company, Qurate Retail, Liberty Media and Liberty Broadband Corporation (Liberty Broadband). He brings a unique perspective to our company’s Board of Directors, focused in particular on the area of tax management and corporate development, which assists the Board in developing strategies that take into consideration a wide range of issues resulting from the application and evolution of tax laws and regulations.

2 / 2023 PROXY STATEMENT

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

•
71% of our directors are independent

•
Executive sessions of independent directors held without the participation of management

•
Independent directors chair the audit, compensation and nominating and corporate governance committees

•
Ability to engage with independent consultants or advisors

•
No compensation committee interlocks or compensation committee engagement in related party transactions in 2022

•
Succession planning

•
Stockholder access to the director nomination process

•
Corporate Governance Guidelines and Code of Business Conduct and Ethics which are published online

•
Directors have unabridged access to senior management and other company employees

•
Anonymous “whistleblowing” channels for any concerns

•
Well-established risk oversight process

•
Leverages collaborative approach to enhancing Environmental, Social and Governance (ESG) practices

Proposal 2: Auditors ratification proposal (see page 33)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 33 – 35 for further information.

Proposal 3: Conversion proposal (see page 37)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because it is expected to result in substantial savings to the company in the long term and may help the company attract and retain qualified management. See pages 37 – 64 for further information.

Proposal 4: Adjournment proposal (see page 65)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because it will allow the company to permit further solicitation of proxies if necessary or appropriate. See page 65 for further information.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 3

Proxy Summary
ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
Liberty TripAdvisor participates in a collaborative approach to ESG issues. We believe that this approach allows us to have the largest impact, and unlock the greatest value, as it enables us to draw on the partnership spanning our company, Liberty Media, Qurate Retail, and Liberty Broadband, as well as with the portfolio of assets within each of these public companies.
This approach to ESG is underpinned by four core values:
EMPOWER AND VALUE OUR PEOPLE	CONTINUOUS PURSUIT OF EXCELLENCE	CREATE OPTIONALITY AND BE NIMBLE	ACT LIKE OWNERS

4 / 2023 PROXY STATEMENT

Proxy Summary
By applying this mindset to ESG, we leverage best practices, share resources, develop priorities and pursue sustainable long-term value creation:
Oversight and Support
•
Top-down ESG oversight

•
Board-level engagement on material ESG issues

•
Benefits from Liberty Media’s Corporate Responsibility Committee, comprised of nearly 20 leaders from across departments, which handles development and implementation of ESG strategy

•
Active investor engagement to understand expectations

•
Ongoing monitoring of industries’ ESG best practices

•
See “Corporate Governance—Board Role in Risk Oversight”

Scale and Synergies
•
ESG risk management and opportunity capture

•
Annual ESG summits for idea generation and best practice sharing

•
Disclosure practices conveyed proactively, portfolio-wide

•
ESG policy library as a resource for all companies

•
Access to green energy investments and other opportunities

LIBERTY TRIPADVISOR HOLDINGS, INC. / 5

Proxy Summary

Our ESG Pillars:

ENVIRONMENTAL STEWARDSHIP	COMMUNITY COMMITMENT

We recognize climate change and adverse impacts on the natural world are among the most pressing challenges facing humanity today. Environmental sustainability has implications for markets, and our investors. Moreover, how we manage our environmental impact matters to our employees, our customers, our business partners, and our other stakeholders.

We are privileged to operate in many communities, and we take seriously our role as a leader and partner within, and contributor to, these communities.
Through the products and services we provide, our charitable giving and volunteerism, and our broader community relations, we strive to connect with and serve our local communities, for the benefit of our employees, businesses, customers, and neighbors.

TALENT & CULTURE	ETHICS & INTEGRITY

We believe that the ability to engage a dynamic and thoughtful workforce is key to creating value. We nurture a company culture of diversity, equity, and inclusion where everyone can unlock their full potential, both at our company and across our portfolio of businesses. Additionally, our focus on recruitment, development and succession planning, and fair labor practices are key focal points of our human capital strategy.

Our Board of Directors and leadership team lead with principle and integrity and expect each of our companies to do the same. This means aligning their business strategies with the long-term interests of all their stakeholders, including customers, employees, regulators, and the general public.

6 / 2023 PROXY STATEMENT

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and equity incentive awards, including equity awards that vest multiple years after initial grant.
WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of the company.

•
We have clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2023 Annual Meeting of Stockholders to be held at 8:45 a.m., Mountain time, on June 6, 2023 or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2023. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of LTRPA and LTRPB. We refer to LTRPA and LTRPB together as our common stock.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 7

The Annual Meeting
THE ANNUAL MEETING

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the Securities and Exchange Commission’s (the SEC) “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April [•], 2023. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 6, 2023: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2022
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our common stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8410 (outside the United States (303) 562-9272). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 8:45 a.m., Mountain time, on June 6, 2023. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting
8 / 2023 PROXY STATEMENT

The Annual Meeting
www.virtualshareholdermeeting.com/LTAH2023. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Christy Haubegger, Chris Mueller and Albert E. Rosenthaler to continue serving as Class II members of our Board until the 2026 annual meeting of stockholders or their earlier resignation or removal;

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023;

•
the conversion proposal, to approve the adoption of the resolution of the Board of Directors of Liberty TripAdvisor approving the conversion of Liberty TripAdvisor to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with applicable law and the plan of conversion, including the adoption of new Articles of Incorporation under Nevada law; and

•
the adjournment proposal, to approve one or more adjournments of the annual meeting by Liberty TripAdvisor from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the conversion proposal at the time of such adjournment or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal, the conversion proposal, and the adjournment proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date (as defined below) and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on April 10, 2023 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 9

The Annual Meeting
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of each of the auditors ratification proposal and the adjournment proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Approval of the conversion proposal requires the affirmative vote of a majority of the aggregate voting power of the outstanding shares of our common stock and entitled to vote thereon at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of LTRPA will have one vote per share and holders of shares of LTRPB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of LTRPP will NOT be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, [          ] shares of LTRPA and [          ] shares of LTRPB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, [          ] and [          ] record holders of LTRPA and LTRPB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of LTRPA and LTRPB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2023. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
10 / 2023 PROXY STATEMENT

The Annual Meeting
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal, the conversion proposal and the adjournment proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal, and it will have the same effect as a vote “AGAINST” each of the auditors ratification proposal, the conversion proposal and the adjournment proposal.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum. Your failure to vote will have no effect on determining whether the director nominees are approved, the auditors ratification proposal is approved or if the adjournment proposal is approved (if a quorum is present), but it will have the same effect as a vote “AGAINST” the conversion proposal.
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal and the conversion proposal, each as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on each of the election of director proposal, the auditors ratification proposal or the adjournment proposal (if a quorum is present) but will count as a vote “AGAINST” the conversion proposal. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on June 5, 2023.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of the proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the proxy materials to you and getting your voting instructions. We have also retained D.F. King & Co., Inc. (D.F. King) to assist in the solicitation of proxies at a cost of $12,500, plus disbursements and we agree to indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 11

The Annual Meeting
If you have any further questions about voting or attending the annual meeting, please contact Liberty TripAdvisor Investor Relations at (844) 826-8736, Broadridge at (888) 789-8410 (outside the United States (303) 562-9272) or our proxy solicitor, D.F. King, at (212) 269-5550 (brokers and banks only) or [   ] (toll free).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2023 which will take place on June 6, 2023. Based solely on the date of our 2023 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 27, 2023 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2024 (the 2024 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than March 8, 2024 and not later than April 8, 2024 to be considered for presentation at the 2024 annual meeting. We currently anticipate that the 2024 annual meeting will be held during the second quarter of 2024. If the 2024 annual meeting takes place more than 30 days before or 30 days after June 6, 2024 (the anniversary of the 2023 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2024 annual meeting is communicated to stockholders or public disclosure of the date of the 2024 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2024 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Liberty TripAdvisor nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than April 8, 2024.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law or, if the conversion proposal has been adopted and conversion has occurred, Nevada law.
FORWARD-LOOKING STATEMENTS
In this proxy statement, we make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could” or similar terminology. These statements are based upon management’s current expectations and assumptions and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things, our inability to complete the conversion due to the failure to obtain the required stockholder approval; potential litigation relating to the conversion; costs, charges and expenses relating to the conversion and the possibility that the anticipated benefits from the conversion cannot be realized in the near term or at all. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 (the 2022 Form 10-K), which was filed with the SEC on February 17, 2023, and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.
12 / 2023 PROXY STATEMENT

The Annual Meeting
We believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations. Any or all of our forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors which are beyond our control.
All of the materials related to the conversion that we file with the SEC will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents we file with the SEC by contacting Liberty TripAdvisor Investor Relations at (877) 772-1518. For a more detailed description of the additional information available, please see “Additional Information.”
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertytripadvisorholdings.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy the 2022 Form 10-K or any of the exhibits listed therein please call or submit a request in writing to Investor Relations, Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8736, and we will provide you with the 2022 Form 10-K without charge or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
LIBERTY TRIPADVISOR HOLDINGS, INC. / 13

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Proposal 1 – The Election of Directors
Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Christy Haubegger, Chris Mueller and Albert E. Rosenthaler to continue serving as Class II members of our Board until the 2026 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of seven directors, divided among three classes. Our Class II directors, whose term will expire at the annual meeting, are Christy Haubegger, Chris Mueller and Albert E. Rosenthaler. These directors are nominated for election to our Board to continue to serve as Class II directors, and we have been informed that each of Ms. Haubegger and Messrs. Mueller and Rosenthaler is willing to continue to serve as a director of our company. The term of the Class II directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2026. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2024, are Gregory B. Maffei and Michael J. Malone. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2025, are Larry E. Romrell and J. David Wargo.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the three nominees for election as directors at the annual meeting and the four directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Ms. Haubegger and Messrs. Mueller and Rosenthaler, each of whom is nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Christy Haubegger, Chris Mueller and Albert E. Rosenthaler as Class II members of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

14 / 2023 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class II directors who will stand for election this year
CHRISTY HAUBEGGER	2021			M		1
CHRIS MUELLER	2014	M			C	—
ALBERT E. ROSENTHALER	2014	M				—
Class III directors who will stand for election in 2024
GREGORY B. MAFFEI (Board Chairman)	2013	M				1
MICHAEL J. MALONE	2014		M		M	—
Class I directors who will stand for election in 2025
LARRY E. ROMRELL	2014		C	M		1
J. DAVID WARGO	2014		M	C	M	2

(1)
Does not include service on the Board of Directors of Liberty Media Corporation, Qurate Retail, Liberty Broadband, Sirius XM Holdings Inc. (Sirius XM), Charter Communications, Inc. (Charter), Tripadvisor or Live Nation Entertainment, Inc. (Live Nation). See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

C = Chairperson	M = Member	= Independent
INDEPENDENCE	AGE
LIBERTY TRIPADVISOR HOLDINGS, INC. / 15

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTOR SKILLS AND EXPERIENCE

TRAVEL & LEISURE
43%
CONSUMER FACING BUSINESS
57%
OPERATIONS AND MANAGEMENT
71%
STRATEGIC OVERSIGHT
100%
SUSTAINABILITY
100%
RISK MANAGEMENT
100%
ACCOUNTING & FINANCE
71%
EXECUTIVE LEADERSHIP
100%
PUBLIC BOARD EXPERIENCE
86%

16 / 2023 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
NOMINEES FOR ELECTION AS DIRECTORS
Christy Haubegger	Director Since: May 2021 Age: 54 Committees: Nominating and Corporate Governance Independent Director
Ms. Haubegger brings to our Board extensive experience in strategy development, branding, marketing and customer experience, governance in the media and entertainment industry as well as her knowledge in reaching multicultural consumer markets.

Professional Background:
•
Executive Vice President, Communications and Chief Inclusion Officer at WarnerMedia from 2019 to 2022

•
Previously led multicultural business strategy and was a leading agent for Creative Artists Agency (CAA), providing insights on diverse markets to CAA’s motion picture, music, marketing and television clients

•
Previously worked in the publishing and motion picture industries, having founded and served as publisher, president and CEO at Latina magazine, and served as a producer on several motion pictures

•
Serves on the Board of Management Leadership for Tomorrow, a non-profit organization that works to increase the number of minority business leaders

•
Served on the Board of Latina Media Ventures from January 2003 to December 2016

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Hudson Pacific Properties, Inc. (March 2019 – present)

Former Public Company Directorships:
•
RTW Retailwinds, Inc. (May 2016 – May 2020)

Chris Mueller	Director Since: August 2014 Age: 64 Committees: Audit (Chair); Executive Independent Director
Mr. Mueller has extensive experience in corporate finance and commercial and investment banking with approximately 30 years of experience, as well as in the structuring of strategic acquisitions. His background and expertise assist the Board in evaluating strategic acquisition opportunities and developing financial strategies for our company.

Professional Background:
•
Managing Partner of Post Closing 360 LLC, a private investment company, since January 2012

•
Vice Chairman and Chief Financial Officer of 360networks Corporation (360networks) from February 2005 to January 2012 and previously held various senior management positions with 360networks

•
Managing Director of Corporate Finance at Ragen MacKenzie, a regional investment bank

•
Chief Financial Officer and a director of Tuscany, Inc.

Public Company Directorships: None Former Public Company Directorships: None
LIBERTY TRIPADVISOR HOLDINGS, INC. / 17

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Albert E. Rosenthaler	Director Since: August 2014 Age: 63 Committees: Executive
Mr. Rosenthaler has significant executive and financial experience gained through his service as a Senior Vice President and Chief Tax Officer of Qurate Retail and Liberty Media for many years, as Chief Corporate Development Officer of our company, Qurate Retail, Liberty Media, Liberty Broadband, GCI Liberty, Inc. (GCI Liberty) and Liberty Expedia Holdings, Inc. (Liberty Expedia) and as a partner with a major national accounting firm for more than five years before joining Qurate Retail. Mr. Rosenthaler brings a unique perspective to our company’s Board of Directors, focused in particular on the area of tax management and corporate development. Mr. Rosenthaler’s perspective and expertise assist the Board in developing strategies that take into consideration a wide range of issues resulting from the application and evolution of tax laws and regulations.

Professional Background:
•
Chief Corporate Development Officer of our company since October 2016

•
Chief Corporate Development Officer of Qurate Retail, Liberty Media and Liberty Broadband since October 2016

•
Chief Corporate Development Officer of Liberty Media Acquisition Corp. (LMAC) from November 2020 to December 2022

•
Chief Corporate Development Officer of GCI Liberty from March 2018 to December 2020 and of Liberty Expedia from October 2016 to July 2019

•
Chief Tax Officer of our company, Liberty Media, Qurate Retail and Liberty Broadband from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016

•
Senior Vice President of our company from July 2013 to December 2015

•
Senior Vice President of Liberty Media from May 2007 to December 2015, of Qurate Retail from April 2002 to December 2015 and of Liberty Broadband from June 2014 to December 2015

Public Company Directorships: • Tripadvisor (February 2016 – present) Non-Liberty Public Company Directorships: • None Former Public Company Directorships: None
18 / 2023 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2024
Gregory B. Maffei	Chairman of the Board, President and Chief Executive Officer Director Since: June 2013, Chairman since June 2015 Age: 62 Committees: Executive
Mr. Maffei brings to our Board significant financial and operational experience based on his senior policy making positions at our company, Liberty Media, Qurate Retail and Liberty Broadband, and his previous positions at GCI Liberty, Oracle Corporation (Oracle), 360networks and Microsoft Corporation (Microsoft), as well as his public company Board experience. He provides our Board with executive leadership perspective on the operations and management of large public companies and risk management principles.

Professional Background:
•
President and Chief Executive Officer of our company since July 2013

•
President and Chief Executive Officer of Liberty Media since May 2007

•
President and Chief Executive Officer of Liberty Broadband since June 2014

•
President and Chief Executive Officer of Qurate Retail from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006; Chairman of the Board of Qurate Retail since March 2018

•
President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with Liberty Broadband in December 2020

•
President and Chief Executive Officer of LMAC from November 2020 through December 2022

•
Previously President and Chief Financial Officer of Oracle, Chairman, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft

Public Company Directorships:
•
Tripadvisor (Chairman of the Board, February 2013 – present)

•
Liberty Media (May 2007 – present)

•
Sirius XM Holdings Inc. (March 2009 – present, Chairman of the Board, April 2013 – present)

•
Live Nation (February 2011 – present, Chairman of the Board, March 2013 – present)

•
Qurate Retail (November 2005 – present, Chairman of the Board, March 2018 – present)

•
Liberty Broadband (June 2014 – present)

•
Charter (May 2013 – present)

Non-Liberty Public Company Directorships:
•
Zillow Group, Inc. (Zillow) (February 2015 – present)

Former Public Company Directorships:
•
LMAC (November 2020, Chairman of the Board, April 2021 – December 2022)

•
GCI Liberty (March 2018 – December 2020)

•
Zillow, Inc. (Zillow’s predecessor) (May 2005 – February 2015)

•
DIRECTV and predecessors (February 2008 – June 2010)

•
Electronic Arts, Inc. (June 2003 – July 2013)

•
Barnes & Noble, Inc. (September 2011 – April 2014)

•
STARZ (Chairman of the Board, January 2013 – December 2016)

•
Pandora Media, Inc. (September 2017 – February 2019)

LIBERTY TRIPADVISOR HOLDINGS, INC. / 19

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Michael J. Malone	Director Since: August 2014 Age: 78 Committees: Compensation; Audit Independent Director
Mr. Malone is an experienced entrepreneur with over 20 years of senior leadership and management experience. Mr. Malone provides our Board with insight into the structuring of investments and acquisitions and the management of technology companies.

Professional Background:
•
Chief Executive Officer and principal of Hunters Capital, LLC, a real estate development and management company

•
Owns and operates several hotels and restaurants, as well as Seattle’s oldest jet charter and management company, Erin Air, Inc.

•
Retired Chairman of the Board and Chief Executive Officer of DMX Music, Inc. (DMX) (formerly AEI Music, Inc.), a multinational music programming and distribution company that he founded in 1971 and which was sold to Qurate Retail in May 2001

•
Chairman of the Board of Maxide Acquisition, Inc., a subsidiary of Qurate Retail and the holding company for DMX, from May 2001 to February 2005

Public Company Directorships: None
Former Public Company Directorships:
•
Expeditors International of Washington, Inc. (August 1999 – May 2017)

•
Take Two Interactive Software, Inc. (January 2006 – March 2007)

•
HomeStreet, Inc. (February 2012 – February 2015)

20 / 2023 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2025
Larry E. Romrell	Director Since: August 2014 Age: 83 Committees: Compensation (Chair); Nominating and Corporate Governance Independent Director
Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our Board and is an important resource with respect to the management and operations of large public companies.
Professional Background: • Held numerous executive positions with Tele-Communications, Inc. from 1991 to 1999 • Previously held various executive positions with Westmarc Communications, Inc.
Public Company Directorships:
•
Liberty Media (September 2011 – present)

•
Qurate Retail (March 1999 – September 2011, December 2011 – present)

Non-Liberty Public Company Directorships:
•
Liberty Global plc (LGP) (June 2013 – present)

Former Public Company Directorships:
•
Liberty Global, Inc. (LGI) (predecessor to LGP) (June 2005 – June 2013)

•
Liberty Media International, Inc. (LMI) (predecessor of LGI) (May 2004 – June 2005)

J. David Wargo	Director Since: August 2014 Age: 69 Committees: Nominating and Corporate Governance (Chair); Compensation; Audit Independent Director
Mr. Wargo’s extensive background in investment analysis and management, experience as a public company Board member and his particular expertise in finance and capital markets contribute to our Board’s consideration of our capital structure, evaluation of investment, financial opportunities and strategies, and strengthens our Board’s collective qualifications, skills and attributes.

Professional Background:
•
Founder of Wargo & Company, Inc., a private company specializing in investing in the communications industry, and has served as its president since 1993

•
Co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008

•
Managing Director and senior analyst of The Putnam Companies from 1989 to 1992

•
Senior Vice President and a Partner in Marble Arch Partners from 1985 to 1989.

•
Senior Analyst, Assistant Director of Research and a Partner in Slate Street Research and Management Company from 1978 to 1985

Public Company Directorships:
•
Liberty Broadband (March 2015 – present)

Non-Liberty Public Company Directorships:
•
LGP (June 2013 – present)

•
Vobile Group Limited (January 2018 – present)

Former Public Company Directorships:
•
Discovery, Inc. (September 2008 – April 2022)

•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

•
Discovery Holding Company (predecessor of Discovery Communications, Inc.) (May 2005 – September 2008)

•
Strategic Education, Inc. (formerly Strayer Education, Inc.) (March 2001 – April 2019)

LIBERTY TRIPADVISOR HOLDINGS, INC. / 21

Corporate Governance
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Christy Haubegger, Michael J. Malone, Chris Mueller, Larry E. Romrell and J. David Wargo qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, strategy development, marketing, technology, venture capital, private equity, real estate finance, auditing and financial engineering. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board of Directors currently consists of seven directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
BOARD DIVERSITY
Our Board understands and appreciates the value and enrichment provided by a diverse board. As such, we actively seek diverse director candidates (see “—Board Criteria and Director Candidates”).
22 / 2023 PROXY STATEMENT

Corporate Governance
Board Diversity Matrix (as of April 21, 2023)
Total Number of Directors	7
	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6		—	—
Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or American Indian	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	1	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	—	6		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
BOARD LEADERSHIP STRUCTURE
Gregory B. Maffei currently serves as our Chairman of the Board, President and Chief Executive Officer (principal executive officer) and is responsible for identifying and implementing strategic initiatives as well as providing executive leadership. Our Board believes that our President and Chief Executive Officer is best suited to serve as Chairman of the Board, because he is the director most familiar with our company’s business and industry, and most capable of effectively identifying strategic priorities for our company, leading the Board in discussions regarding our business and strategic direction, and focusing the Board on execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside our company and industry, while our President and Chief Executive Officer brings significant financial and operational experience based on his past and present senior policy making positions as a director and/or executive officer at our company and other large public companies. Our Board believes that the combined role of Chairman of the Board and President and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board. In light of the active involvement by our independent directors, our Board has not named a lead independent director.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity, and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations. Our management reporting processes include regular reports from Mr. Maffei, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our
LIBERTY TRIPADVISOR HOLDINGS, INC. / 23

Corporate Governance
Vice President, Investor Relations, who manages our company’s ESG efforts and remains in regular contact with senior ESG leaders at Tripadvisor who provide feedback and disclosure on material issues. Our company also receives the benefit of Liberty Media’s Corporate Responsibility Committee, which has cross-functional representation across all reaches of Liberty Media’s leadership. With our Board’s oversight, we seek to collaborate with Tripadvisor to drive best practices through regular ESG-focused internal meetings and discussions, including on topics such as ESG disclosure, diversity and inclusion, cybersecurity, and sustainability.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertytripadvisorholdings.com/investors/governance/governance-documents.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2022, are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines, can be found on our website at www.libertytripadvisorholdings.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
The Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
24 / 2023 PROXY STATEMENT

Corporate Governance
AUDIT COMMITTEE OVERVIEW

5 meetings in 2022
Chair
Chris Mueller*
Other Members
Michael J. Malone
J. David Wargo
* Our Board of Directors has determined that Chris Mueller is an “audit committee financial expert” under applicable SEC rules and regulations

Audit Committee Report,

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
Members Gregory B. Maffei Chris Mueller Albert E. Rosenthaler
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock. No meetings of the executive committee were held in 2022.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 25

Corporate Governance
COMPENSATION COMMITTEE OVERVIEW
3 meetings in 2022 Chair Larry E. Romrell Other Members Michael J. Malone J. David Wargo Compensation Committee Report, page 79
The compensation committee assists the Board in discharging its responsibilities relating to compensation of the company’s executives and produces an annual report on executive compensation for inclusion in our annual proxy statement.
In August 2014, the spin-off of our company (formerly a wholly-owned subsidiary of Qurate Retail) from Qurate Retail was completed (the Spin-Off). In connection with the Spin-Off, we entered into a Services Agreement, dated August 27, 2014, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services.
Key Responsibilities:
•
Evaluate the services fee under the services agreement on at least an annual basis, subject to certain exceptions (such as in 2019 during the then-ongoing negotiations relating to Mr. Maffei’s compensation arrangement);

•
May approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. The compensation committee determined to grant equity award compensation for 2022 (see “Executive Compensation—Compensation Discussion and Analysis”);

•
If we engage a chief executive officer, chief financial officer, chief legal officer, chief administrative officer, chief accounting officer, principal financial officer or chief corporate development officer to perform services for our company outside the services agreement, review and approve corporate goals and objectives relevant to the compensation of any such person; and

•
Oversee the compensation of the chief executive officers of any non-public operating subsidiaries of our company, although at this time our only operating subsidiary is Tripadvisor, which is a publicly-traded company.

For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
1 meeting in 2022 Chair J. David Wargo Other Members: Christy Haubegger Larry E. Romrell
The nominating and corporate governance committee functions include, among other things:
•
Identify individuals qualified to become Board members consistent with criteria established or approved by our Board of Directors, with the assistance of the committee, from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

26 / 2023 PROXY STATEMENT

Corporate Governance
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s ownership interest in Tripadvisor, our company and our Board values the positions certain of our directors and members of management hold on Tripadvisor’s board, as they provide our company with unique insight and input into Tripadvisor’s business and operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among Liberty Media, Qurate Retail, Liberty Broadband and Liberty TripAdvisor, including the collaborative approach to addressing ESG, as well as with the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Mr. Maffei’s) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “Proposal 1—The Election of Directors Proposal—Our Board at a Glance”). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

LIBERTY TRIPADVISOR HOLDINGS, INC. / 27

Corporate Governance
We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board of Directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be
28 / 2023 PROXY STATEMENT

Corporate Governance
suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “— Outside Commitments” above.
BOARD MEETINGS
During 2022, there were 4 meetings of our full Board of Directors. During 2022, Mr. M. Gregory O’Hara, who no longer serves on our Board, attended fewer than 75% of the aggregate total number of meetings of the Board of Directors. Although Mr. O’Hara attended fewer than 75% of such meetings, he was highly familiar with the topics discussed at such meetings and had expressed his views on the matters to be discussed at meetings to Mr. Maffei, our Chairman of the Board, President and Chief Executive Officer. In addition, Mr. O’Hara is familiar with and involved in the business of Tripadvisor by virtue of his position as a member of its Board of Directors. Mr. O’Hara resigned from the Board in January 2023 due to competing professional obligations.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend each annual meeting of our stockholders. Five of our eight directors then-serving attended our 2022 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty TripAdvisor Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2022, the independent directors of our company, then serving, met at three executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty TripAdvisor Holdings, Inc., c/o Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Christy Haubegger, Michael J. Malone, Chris Mueller, Larry E. Romrell and J. David Wargo.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 29

DIRECTOR COMPENSATION
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $170,200 (which we refer to as the director fee) for 2023 ($165,250 for 2022), of which, for 2023, each director received 25% in LTRPA restricted stock units (RSUs) that will vest one year from the grant date and 75% in cash, and for 2022, each director received 50% in LTRPA RSUs that vested one year from the grant date and 50% in cash. The awards issued to our directors with respect to their service on our Board in 2023 were issued in December 2022. See “—Director RSU Grants” below for information on the equity awards granted in 2022 to the nonemployee directors with respect to service on our Board in 2023.
Fees for service on our audit committee, compensation committee, executive committee and nominating and corporate governance committee are the same for 2023 and 2022. With respect to our audit committee, compensation committee and nominating and corporate governance committee, each member thereof receives an additional annual fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. With respect to our executive committee, each member thereof who is not an employee of, or service provider to, our company receives an additional annual fee of $5,000 for his participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan (the 2019 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2019 incentive plan is designed to provide additional remuneration to our nonemployee directors for services rendered, to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2019 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2019 incentive plan is 5,000,000, subject to anti-dilution and other adjustment provisions of the respective plans. Under the 2019 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $3 million. Shares of our common stock issuable pursuant to awards made under the 2019 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
30 / 2023 PROXY STATEMENT

DIRECTOR COMPENSATION
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2019 incentive plan, we granted the following RSU awards during 2022:
Name	12/12/2022 Award of LTRPA RSUs (#)
Christy Haubegger	48,908
Michael J. Malone	48,908
Chris Mueller	48,908
M. Gregory O’Hara	48,908
Larry Romrell	48,908
J. David Wargo	48,908
The RSUs granted in December 2022 will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date. Mr. O’Hara resigned from the Board, effective January 31, 2023. In connection with his resignation, he forfeited all of his equity awards outstanding at such time.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors has adopted stock ownership guidelines that generally require each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors have five years from the nonemployee director’s initial appointment to our Board to comply with these guidelines.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 31

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2022.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	All other compensation ($)	Total ($)
Christy Haubegger	92,625	34,236	—	126,861
Michael J. Malone	107,625	34,236	960	142,821
Chris Mueller	112,625	34,236	—	146,861
M. Gregory O’Hara(4)	82,625	34,236	—	116,861
Larry E. Romrell	107,625	34,236	—	141,861
J. David Wargo	122,625	34,236	—	156,861

(1)
Gregory B. Maffei and Albert E. Rosenthaler, each of whom is a director of our company and a named executive officer, received no compensation for serving as a director of our company during 2022.

(2)
As of December 31, 2022, our directors (other than Mr. Maffei and Mr. Rosenthaler, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the following equity awards:

	Christy Haubegger	Michael J. Malone	Chris Mueller	M. Gregory O’Hara	Larry E. Romrell	J. David Wargo
Options (#)
LTRPA	25,776	117,214	27,050	—	117,435	196,052
RSUs (#)
LTRPA	48,908	48,908	48,908	48,908	48,908	48,908

(3)
Reflects the grant date fair value of RSUs awarded to each of the directors, which has been computed based on the closing price of LTRPA shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
Mr. O’Hara resigned from the Board, effective January 31, 2023. In connection with his resignation, he forfeited all of his equity awards outstanding at such time.

32 / 2023 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2023.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
LIBERTY TRIPADVISOR
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2022 and 2021 and fees billed for other services rendered by KPMG LLP:
	2022(1)	2021(1)
Audit fees	$454,000	$716,000
Audit related fees	—	—
Audit and audit related fees	454,000	716,000
Tax fees(2)	41,000	97,800
Total fees	$495,000	$813,800

(1)
Such fees with respect to 2022 and 2021 exclude audit fees, audit related fees and tax fees billed by KPMG LLP to Tripadvisor for services rendered, which are shown below.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 33

Proposal 2 – The Auditors Ratification Proposal
TRIPADVISOR
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of Tripadvisor’s consolidated financial statements for 2022 and 2021 and fees billed for other services rendered by KPMG LLP:
	2022	2021
Audit fees(1)	$2,269,593	$2,109,465
Audit related fees(2)	484,341	1,885,000
Audit and audit related fees	2,753,934	3,994,465
Tax fees(3)	27,261	156,111
Other fees(4)	2,730	2,730
Total fees	$2,783,925	$4,153,306

(1)
Audit Fees include fees and expenses associated with the annual audit of our consolidated financial statements, statutory audits, review of our periodic reports, accounting consultations, review of SEC registration statements, report on the effectiveness of internal control, comfort letters, and consents and other services related to SEC matters.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees,” which also includes non-recurring transaction-related services performed separate from the annual audit.

(3)
Tax Fees include fees and expenses for tax compliance, tax planning, and tax advice.

(4)
Other Fees include accounting research software.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Senior Vice President and Chief Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Chris Mueller currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
34 / 2023 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
Under our policy, any fees incurred by Tripadvisor in connection with the provision of services by Tripadvisor’s independent auditor are expected to be reviewed and approved by Tripadvisor’s audit committee pursuant to Tripadvisor’s policy regarding the pre-approval of all audit and permissible non-audit services provided by its independent auditor in effect at the time of such approval. Such approval by Tripadvisor’s audit committee pursuant to its policy is deemed to be pre-approval of the services by our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2022 were approved in accordance with the terms of the policy.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 35

Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Mueller is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2022 Form 10-K.
Submitted by the Members of the Audit Committee
Chris Mueller
Michael J. Malone
J. David Wargo
36 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
Proposal 3 – The Conversion Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve the adoption of the resolution of the Board of Directors approving the conversion of the company from a Delaware corporation to a Nevada corporation pursuant to and in accordance with applicable law and the plan of conversion, including the adoption of new Articles of Incorporation under Nevada law.
We are proposing to change our state of incorporation from the State of Delaware to the State of Nevada, which we refer to as the conversion. Our Board of Directors believes that there are several reasons why the conversion is in the best interests of the company and its stockholders, including:
•
the conversion is expected to result in substantial savings to us over the long term; and

•
the conversion is expected to help us attract and retain qualified management.

In addition, in connection with the conversion, the company will opt out of Nevada’s “business combination” and “control share” statutes that would otherwise have the direct effect of discouraging unsolicited takeovers.
VOTE AND RECOMMENDATION
The affirmative vote of the holders of a majority of the aggregate voting power of the shares of LTRPA and LTRPB outstanding and entitled to vote on the conversion proposal at the annual meeting, voting together as a single class, is required to approve the conversion proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The board of directors recommends that you vote FOR this proposal because the conversion of the company from a Delaware corporation to a Nevada corporation is expected to result in substantial savings to the company over the long term and may help the company attract and retain qualified management.

Conversion Proposal
The conversion would be effected pursuant to Section 266 of the General Corporation Law of the State of Delaware (the DGCL) and Section 92A.205 of the Nevada Revised Statutes, as amended (the NRS). If the conversion proposal is approved, we will convert from a Delaware corporation to a Nevada corporation and thereafter will be subject to the provisions of the NRS. We sometimes refer to the resulting Nevada corporation following the conversion as Liberty Tripadvisor-NV. Upon the conversion and in accordance with the Nevada Charter (as defined below), we will change our name and operate our business under the name “Liberty Tripadvisor Holdings, Inc.”
Our Board of Directors has unanimously approved and declared advisable the conversion and approved, adopted, and declared advisable, the plan of conversion (as defined below), determined that the conversion and the plan of conversion, and the transactions contemplated thereby, are advisable and fair to, and in the best interests of, the company and its stockholders, directed that the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the plan of conversion be submitted to the stockholders of the company for adoption and recommended that the stockholders of the company approve the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the plan of conversion. We are asking our stockholders to consider and vote on the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the plan of conversion, including to approve articles of incorporation of Liberty Tripadvisor-NV (the Nevada Charter). A copy of such resolution of the Board of Directors is included as Annex A

LIBERTY TRIPADVISOR HOLDINGS, INC. / 37

Proposal 3 – The Conversion Proposal
of this proxy statement. For more information regarding the Nevada Charter, please refer to the information set out below under “Comparison of Stockholders’ Rights.”
The approval of the conversion proposal is a condition to the completion of the conversion. If the conversion proposal is not approved, the conversion will not occur.
Principal Features of the Conversion
The conversion would be effected pursuant to Section 266 of the DGCL and Section 92A.205 of the NRS, as set forth in the Plan of Conversion (the plan of conversion), a copy of which is included as Annex B of this proxy statement and is incorporated by reference herein. Approval of the conversion proposal will constitute approval of the conversion pursuant to and in accordance with the plan of conversion.
If the conversion proposal is approved and not abandoned by our Board of Directors prior to the effective time (as defined below), and is effected, our jurisdiction of incorporation will change from the State of Delaware to the State of Nevada. Accordingly, while we are currently governed by the DGCL, upon conversion, we will be governed by Chapters 78, 90 and 92A of the NRS. Operating as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. Because of differences in the laws of Delaware and Nevada, your rights as stockholders will change in certain material respects as a result of the conversion. We urge stockholders to carefully consult the information set out below under “Comparison of Stockholders’ Rights.”
Effect on Shares of Liberty TripAdvisor Capital Stock
If the conversion proposal is approved and not abandoned by our Board of Directors prior to the effective time, and is effected, pursuant to the plan of conversion, the company will convert into a Nevada corporation and the company will continue its existence as a Nevada corporation, which will be subject to the laws of the State of Nevada. Pursuant to the plan of conversion, at the effective time of the conversion thereunder (the effective time), by virtue of the conversion and without any further action on the part of any holder thereof, (i) each share of LTRPA issued and outstanding immediately prior to the effective time will be automatically converted into one share of Series A common stock, par value $0.01 per share, of Liberty Tripadvisor-NV (LTRPA-NV), (ii) each share of LTRPB issued and outstanding immediately prior to the effective time will be automatically converted into one share of Series B common stock, par value $0.01 per share, of Liberty Tripadvisor-NV (LTRPB-NV) and (iii) each share of LTRPP issued and outstanding immediately prior to the effective time will be automatically converted into one share of 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Liberty Tripadvisor-NV (LTRPP-NV).
Stockholders will not be required to exchange their current stock certificates for Liberty Tripadvisor-NV stock certificates. At the effective time, any stock certificate that, immediately prior to the effective time, represented an issued and outstanding share of LTRPA, LTRPB or LTRPP (collectively, Capital Stock) shall represent the number and series of shares of LTRPA-NV, LTRPB-NV or LTRPP-NV (collectively, Capital Stock-NV) into which such shares of Capital Stock have been converted in the conversion. New stock certificates representing shares of Capital Stock-NV will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to a sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Capital Stock-NV following the conversion. In addition, at the effective time, issued and outstanding shares of Capital Stock that are in uncertificated book-entry form shall automatically become the number and class and series of shares of Capital Stock-NV into which such shares of Capital Stock have been converted in the conversion. The recording of the conversion of such shares will be effected in accordance with the customary procedures of our transfer agent. The recording of the conversion of LTRPP-NV will be effected in Liberty Tripadvisor-NV’s corporate records.
Directors and Officers
The plan of conversion provides that the directors and officers of the company immediately prior to the effective time shall continue to be the directors and officers of the company from and after the effective time, and will hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.
Organizational Documents
Pursuant to the plan of conversion, at the effective time, the Nevada Charter as set forth on Exhibit A to the plan of conversion will be the articles of incorporation of Liberty Tripadvisor-NV until thereafter amended as provided therein and
38 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
in accordance with the NRS. In addition, pursuant to the plan of conversion, at the effective time, the bylaws of Liberty Tripadvisor-NV as set forth on Exhibit B to the plan of conversion will be the bylaws of Liberty Tripadvisor-NV (the Nevada Bylaws) until thereafter amended in accordance with the provisions thereof and in accordance with the Nevada Charter and the NRS. Approval of the conversion will constitute approval of the Nevada Charter and the Nevada Bylaws. For more information regarding the Nevada Charter and the Nevada Bylaws, please refer to the information set out below under “Comparison of Stockholders’ Rights.”
Further, the plan of conversion provides that, at the effective time, the Nevada Certificate of Designations (as defined below) as set forth on Exhibit C to the plan of conversion will be adopted and will remain in effect until thereafter amended in accordance with the provisions therein and in accordance with the Nevada Charter and the NRS.
If the conversion proposal is approved and not abandoned by our Board of Directors prior to the effective time, and is effected, our jurisdiction of incorporation will change from the State of Delaware to the State of Nevada. Accordingly, while we are currently governed by the DGCL, upon conversion, we will be governed by Chapters 78, 90 and 92A of the NRS. Operating as a Nevada corporation will not interfere with, or differ substantially from, our present business activities. Because of differences in the laws of Delaware and Nevada, your rights as stockholders will change in certain material respects as a result of the conversion. We urge stockholders to carefully consult the information set out below under “Comparison of Stockholders’ Rights.”
Acknowledgment Agreement with Certares
In connection with the conversion, we intend to enter into an Acknowledgment Agreement (the Acknowledgement Agreement) with Certares LTRIP LLC, a Delaware limited liability company (Certares), as the holder of 100% of the issued and outstanding shares of LTRPP, whereby Certares would, among other things, consent to, and waive, and agree not to exercise or assert, any dissenters’ rights or rights of appraisal under applicable law (including any right to notice thereof or disclosure with respect thereto) in connection with the conversion and would agree that the rights, benefits, interests, liabilities, limitations, obligations and waivers contained in the Investment Agreement, dated as of March 15, 2020 (the Investment Agreement), Registration Rights Agreement, dated as of March 26, 2020 (the Registration Rights Agreement), and Stock Repurchase Agreement, dated as of March 22, 2021 (the Repurchase Agreement), will continue in full force and effect following the conversion and with respect to Liberty Tripadvisor-NV and LTRPP-NV. See “Additional Agreements in connection with the Conversion” below for a description of the Acknowledgment Agreement, as well as certain other arrangements between the Company and Tripadvisor in connection with the conversion. For a more detailed description of the Investment Agreement, Registration Rights Agreement and Repurchase Agreement, see “Certain Relationships and Related Party Transactions” below.
Conditions to the Conversion
The conversion would become effective at the effective time designated in the articles of conversion and certificate of conversion (which would be filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, respectively), and is subject to the satisfaction or, with respect to the third bullet listed below only, waiver, of the following conditions:
•
the requisite approval by the Liberty TripAdvisor stockholders of the conversion proposal;

•
the receipt by Liberty TripAdvisor of the opinion of Baker Botts L.L.P. (Baker Botts), dated as of the date of the conversion, to the effect that, under current U.S. federal income tax law, the conversion will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code); and

•
other than the filing of the requisite conversion documents, any other regulatory or contractual approvals that the company’s Board of Directors (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

The conversion may be abandoned at any time by our Board of Directors prior to the effective time, whether before or after the receipt of the requisite stockholder approval.
Reasons for the Conversion
The conversion will result in the company changing its jurisdiction of incorporation from the State of Delaware to the State of Nevada and adopting the Nevada Charter and Nevada Bylaws. We expect the conversion to provide a number of benefits to the company.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 39

Proposal 3 – The Conversion Proposal
The conversion will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. Nevada has no corporate franchise tax. We estimate that we will save approximately $250,000 per year on franchise taxes if the conversion proposal is approved.
In addition, the conversion into a Nevada corporation may help us attract and retain qualified management by reducing the risk of lawsuits being filed against us and our directors and officers. We believe that, for the reasons described below, Nevada law generally provides greater protection against liability for our directors, officers and the company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers of public companies, including in the context of “change of control” and controlling stockholder transactions, has, in general, greatly expanded the risks facing directors and officers in exercising their duties. The amount of time and money required to respond to these claims and to defend against this type of litigation can be substantial. Though Delaware corporate law has recently been amended to, among other things, permit corporations to limit the personal liability of officers of a corporation under certain circumstances, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial interpretation, supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law consists of judicial decisions that migrate and develop over time.
Also, the conversion into a Nevada corporation will provide potentially greater protection from unmeritorious litigation for our directors and officers. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of directors and certain officers to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law and, in the case of such officers, actions by or in the right of the company. By contrast, Nevada law eliminates the individual liability of both officers and directors to the company, its stockholders or its creditors for any damages as a result of a breach of fiduciary duty unless the breach involved intentional misconduct, fraud or a knowing violation of law and unless a company’s articles of incorporation provide for greater liability. The conversion will therefore result in the elimination of liability of an officer or director for breaches of fiduciary duties to the company, including its stockholders unless, involving intentional misconduct, fraud or knowing violation of law. There is currently no pending or, to our knowledge, asserted, claim or litigation against any of our directors or officers for breach of fiduciary duty related to their actions in the capacity as a director or officer of the company.
The conversion is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board of Directors to acquire control of the company or obtain representation on our Board of Directors. In connection with the conversion, the company will opt out of two Nevada statutes that have the direct effect of discouraging unsolicited takeovers. Nevertheless, certain effects of the proposed conversion may be considered to have anti-takeover implications by virtue of making the company subject to Nevada law. For a discussion of material differences between the laws of Delaware and Nevada, including material differences that may have anti-takeover implications, please see “Comparison of Stockholders’ Rights” below.
Board of Directors and Management
Our Board of Directors currently consists of seven directors, divided among three classes. Our Class II directors, whose term will expire at the annual meeting and are each nominated for election to our Board to continue to serve as Class II directors, are Christy Haubegger, Chris Mueller and Albert E. Rosenthaler. The term of the Class II directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2026. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2024, are Gregory B. Maffei and Michael J. Malone. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2025, are Larry E. Romrell and J. David Wargo. Each of our Class I, Class II and Class III directors has informed us that he or she is willing to continue to serve as a Class I, Class II or Class III director, as the case may be, following the conversion, with terms expiring in 2025, 2026 (if elected at the annual meeting) and 2024, respectively. Our Board of Directors will, from and after the effective time of the conversion, consist of the same directors as immediately prior to the effective time of the conversion, having the same director classes and the same terms, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal. Our officers will, from and after the effective time of the conversion, be the same officers as immediately prior to the effective time of the conversion until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
40 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
Interests of Our Directors and Executive Officers in the Conversion
When considering the recommendation of our Board of Directors with respect to the conversion proposal, you should be aware that certain of our directors and executive officers may be deemed to have interests in the conversion that are different from, or in addition to, those of our stockholders. For example, Mr. Maffei has entered into an agreement with the company with respect to certain customary standstill provisions, which will continue to apply with respect to Mr. Maffei and the Liberty Tripadvisor-NV following the conversion. For more details of the beneficial ownership of our directors and officers of our Capital Stock, see “Security Ownership of Certain Beneficial Owners and Management.” For details on agreements between the company and our directors and officers, see “Certain Relationships and Related Party Transactions.” Our directors’ and executive officers’ interests may also differ from those of our stockholders in general relating to the greater protections provided to our directors and officers from liability for their service as directors and executive officers pursuant to Nevada law and the Nevada Charter. These interests may present such persons with actual or potential conflicts of interest. Our Board of Directors was aware of these interests and considered them, among other matters, in reaching the decision to approve the plan of conversion and the conversion and recommend that our stockholders vote in favor of the conversion proposal.
Consequences of the Conversion
The conversion will effect a change in the legal domicile of the company from the State of Delaware to the State of Nevada and changes by virtue of the company being subject to Nevada law, the most significant of which are described under “Comparison of Stockholders’ Rights” below, and certain other changes also described under such heading. Aside from being governed by the Nevada Charter, the Nevada Bylaws, the Nevada Certificate of Designations (as defined below) and Nevada law, for all other purposes we will be the same entity as immediately prior to the conversion. The conversion will not result in any change in headquarters, business, management, location of our offices, assets, liabilities or net worth, other than as a result of the costs incident to the conversion. No changes are expected to our financial presentation as a result of the conversion. We urge stockholders to carefully consult the information set out below under “Comparison of Stockholders’ Rights.”
Our Series A and Series B common stock trade on the Nasdaq Global Select Market under the symbols “LTRPA” and “LTRPB,” respectively. If the conversion proposal is approved, at the effective date of the conversion, our registration statements on file with the SEC immediately prior to the conversion will be Liberty Tripadvisor-NV’s registration statements, and the shares of LTRPA-NV and LTRPB-NV would continue to be traded on the Nasdaq Global Select Market, without interruption, under the same symbols.
Potential Risks and Disadvantages of the Conversion
Our stockholders will have different rights and privileges under Nevada law than under Delaware law and Nevada’s statute-focused law may be less predictable than the law in Delaware that has been developed by extensive judicial decisions.
Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state by adopting comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law resolving questions about its statutes and regulations is substantially more limited. Therefore, we and our stockholders may experience less predictability in Nevada with respect to the legal effects of certain corporate affairs and transactions, and stockholders’ rights to challenge them, to the extent such actions are not clearly covered by Nevada’s statues and a court must make a determination. In addition, following the conversion, our stockholders will have different rights and privileges under Nevada law than under Delaware law, which material differences are described under “Comparison of Stockholders’ Rights” below. In particular, we will elect to opt out of both the “business combination” and the “control share” provisions of the NRS following the conversion, which election will remove certain protections of the NRS that may otherwise deter a hostile takeover or assist us in defending against a hostile takeover.
We will incur costs and expenses in connection with the conversion.
We will incur certain non-recurring costs in connection with the consummation of the conversion, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the
LIBERTY TRIPADVISOR HOLDINGS, INC. / 41

Proposal 3 – The Conversion Proposal
conversion is consummated. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time, and additional unanticipated costs may be incurred in connection with the conversion. See “Risk Factors Relating to Our Corporate History and Structure,” “Risk Factors Relating To Tripadvisor” and “Risks Related to Financial Matters” in our 2022 Form 10-K .
We may not realize the potential benefits from the conversion in the near term or at all.
While our Board of Directors believes that the conversion may help us attract and retain qualified management by reducing the risk of lawsuits being filed against them and that Nevada law may provide greater liability protection to our directors and officers than Delaware law, no assurance can be given that Liberty Tripadvisor-NV will realize these potential benefits in the near term or at all. See “Reasons for the Conversion” above.
Comparison of Stockholders’ Rights
We are a corporation incorporated under the laws of the State of Delaware. The laws of the State of Delaware, including the DGCL, the Restated Certificate of Incorporation of Liberty TripAdvisor Holdings, Inc. (the Current Charter), the Liberty TripAdvisor Holdings, Inc. Amended and Restated Bylaws (the Current Bylaws) and the Certificate of Designations of 8% Series A Cumulative Redeemable Preferred Stock of Liberty TripAdvisor Holdings, Inc. (the Current Certificate of Designations), currently govern the rights of our stockholders. As a result of the conversion, the rights of our stockholders will be governed by the laws of the State of Nevada, including chapters 78 and 92A of the NRS, and the Nevada Charter, the Nevada Bylaws and a Certificate of Designation of 8% Series A Cumulative Redeemable Preferred Stock of Liberty Tripadvisor-NV (the Nevada Certificate of Designations), a copy of which is attached to this proxy statement as Annex E. Thus, following the conversion, the rights of our stockholders will no longer be governed by Delaware law and the Current Charter, Current Bylaws and Current Certificate of Designations, but will instead be governed by Nevada law and the Nevada Charter, Nevada Bylaws and Nevada Certificate of Designations. The Nevada Charter, Nevada Bylaws and Nevada Certificate of Designations will differ in certain material respects from the Current Charter, Current Bylaws and Current Certificate of Designations. As a result, following the conversion your rights as a stockholder will differ in some regards as compared to prior to the conversion.
Set forth below is a summary comparison of material differences between the rights of our common stockholders under the Current Charter and Current Bylaws and certain aspects of Delaware law (left column) and the rights of our common stockholders under the forms of the Nevada Charter, which is attached to this proxy statement as Annex C, and the Nevada Bylaws, which are attached to this proxy statement as Annex D, and certain aspects of Nevada law (right column). The summary set forth below is not intended to be complete or to provide a comprehensive discussion of the respective rights of our stockholders before and after the conversion and is qualified in its entirety by reference to the full text of the Current Charter, Current Bylaws, Current Certificate of Designations, Nevada Charter, Nevada Bylaws and Nevada Certificate of Designations before and after, as well as the relevant provisions of the DGCL and NRS. You are urged to read carefully the relevant provisions of the DGCL and the NRS, as well as the foregoing corporate instruments. Furthermore, the identification of some of the differences as material is not intended to indicate that other differences that may be equally important do not exist.
RIGHT	DELAWARE	NEVADA
CORPORATE GOVERNANCE	The company is a Delaware corporation. The rights of our stockholders are governed by the DGCL, the Current Charter, the Current Bylaws and the Current Certificate of Designations.	The company will be a Nevada corporation. The rights of our stockholders will be governed by the NRS, the Nevada Charter, the Nevada Bylaws and the Nevada Certificate of Designations.
AUTHORIZED CAPITAL STOCK	The Current Charter authorizes 457,500,000 shares, of which 407,500,000 shares are designated as a class of common stock, par value $0.01 per share, and 50,000,000 shares are designated as a class of preferred stock, par value $0.01 per share. The common stock is divided into three series: 200,000,000 shares of Series A	The Nevada Charter will authorize 459,000,000 shares, of which 409,000,000 shares will be designated as a class of common stock, par value $0.01 per share, and 50,000,000 shares will be designated as a class of preferred stock, par value $0.01 per share. The common stock will be divided into three series: 200,000,000 shares of
42 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
	common stock, 7,500,000 shares of Series B common stock, and 200,000,000 shares of Series C common stock. In addition, 325,000 shares of preferred stock were designated as 8% Series A Cumulative Redeemable Preferred Stock (of which 137,586 shares have been retired, thereby reducing the number of authorized shares of 8% Series A Cumulative Redeemable Preferred Stock to 187,414).	Series A common stock, 9,000,000 shares of Series B common stock, and 200,000,000 shares of Series C common stock. In addition, 187,414 shares of preferred stock will be designated as 8% Series A Cumulative Redeemable Preferred Stock.
BLANK CHECK PREFERRED STOCK	The Current Charter authorizes the company’s Board of Directors to establish one or more series of preferred stock and to fix, with respect to any series of preferred stock, the terms and rights of such series, including: the designation; the number of authorized shares of such series; the dividend rate or amounts; rights in the event of liquidation, dissolution or winding up (whether voluntary or involuntary); rights of holders to convert or exchange for other classes or series of stock or indebtedness; voting rights, if any; terms and conditions for the company to purchase or redeem the shares; and any other relative rights, powers, preferences and limitations, if any, of such series. The Current Certificate of Designations limits the company from authorizing or issuing any Senior Stock or Parity Stock (each as defined in the Current Certificate of Designations) without consent of the majority of the holders of the LTRPP.	The Nevada Charter will authorize the company’s Board of Directors to establish one or more series of preferred stock and to fix, with respect to any series of preferred stock, the terms and rights of such series, including: the designation; the number of authorized shares of such series; the dividend rate or amounts; rights in the event of liquidation, dissolution or winding up (whether voluntary or involuntary); rights of holders to convert or exchange for other classes or series of stock or indebtedness; voting rights, if any; terms and conditions for the company to purchase or redeem the shares; and any other relative rights, powers, preferences and limitations, if any, of such series. The Nevada Certificate of Designations will limit the company from authorizing or issuing any Senior Stock or Parity Stock (each as defined in the Nevada Certificate of Designations) without consent of the majority of the holders of LTRPP-NV.
VOTING	The Current Charter provides that (i) holders of shares of LTRPA are entitled to one vote for each share of such stock held of record on all matters submitted to a vote of stockholders, (ii) holders of shares of LTRPB are entitled to ten votes for each share of such stock held of record on all matters submitted to a vote of stockholders, and (iii) holders of shares of Liberty TripAdvisor Series C common stock are not entitled to any voting powers (including with respect to any class votes taken in accordance with the terms of the Current Charter), except as and to the extent required by Delaware law. When so required, the holders of the Liberty TripAdvisor Series C common stock would be entitled to 1/100th of a vote for each share held of record. Holders of the LTRPP have no voting rights except for certain	The Nevada Charter will provide that (i) holders of shares of LTRPA-NV are entitled to one vote for each share of such stock held of record on all matters submitted to a vote of stockholders, (ii) holders of shares of LTRPB-NV are entitled to ten votes for each share of such stock held of record on all matters voted on by the stockholders, and (iii) holders of shares of Liberty Tripadvisor-NV Series C common stock will not be entitled to any voting powers (including with respect to any class votes taken in accordance with the terms of the Nevada Charter), except as and to the extent required by Nevada law. When so required, the holders of the Liberty Tripadvisor-NV Series C common stock will be entitled to 1/100th of a vote for each share held of record. Holders of the LTRPP-NV will have no voting rights except
LIBERTY TRIPADVISOR HOLDINGS, INC. / 43

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

protective provisions set forth in the Current Certificate of Designations or otherwise as required by Delaware law.
Holders of shares of LTRPA and LTRPB vote as one class on all matters that are submitted to a vote of stockholders unless a separate class vote is required by the terms of the Current Charter or the DGCL.

for certain protective provisions set forth in the Nevada Certificate of Designations or otherwise as required by Nevada law.
Holders of shares of LTRPA-NV and LTRPB-NV will vote as one class on all matters that are submitted to a vote of stockholders unless a separate class vote is required by the terms of the Nevada Charter or the NRS.

CUMULATIVE VOTING	The DGCL provides that there is no cumulative voting unless expressly authorized in the certificate of incorporation. The Current Charter does not provide for cumulative voting.	The NRS provides that a corporation may grant stockholders cumulative voting rights for the election of directors in its articles of incorporation as long as certain procedures are followed; however, the Nevada Charter will not provide for cumulative voting.
NUMBER AND QUALIFICATION OF DIRECTORS	The Current Charter provides that, subject to any rights of the holders of any series of preferred stock to elect additional directors, the number of directors will not be less than three and the exact number will be fixed from time to time by resolution of the Board.	The Nevada Charter will provide that, subject to any rights of the holders of any series of preferred stock to elect additional directors, the number of directors will not be less than three and the exact number will be fixed from time to time by resolution of the Board.
CLASSIFICATION OF THE BOARD OF DIRECTORS	The DGCL provides that the certificate of incorporation or initial bylaws or bylaws adopted by the stockholders may create a classified board with staggered terms. A maximum of three classes of directors is allowed with members of one class elected each year for a maximum term of three years. Under the Current Charter, the company’s board of Directors is classified into three classes of directors with staggered terms of office, other than with respect to directors who may be elected by holders of any then-outstanding preferred stock.	The NRS provides that a corporation may classify its board of directors into as many as four classes with staggered terms of office, where at least one-fourth of the directors must be elected annually. Under the Nevada Charter, the company’s board of directors will be classified into three classes of directors with staggered terms of office, other than with respect to directors who may be elected by holders of any then-outstanding preferred stock.
REMOVAL OF DIRECTORS
The DGCL provides that, subject to certain exceptions in the event a corporation has cumulative voting, (i) without a classified board, directors may be removed with or without cause by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors and (ii) with a classified board, a director may be removed by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors only for cause unless the certificate of incorporation provides otherwise.
The Current Charter provides that, subject

The NRS requires the vote of stockholders representing at least two-thirds of voting power of the issued and outstanding stock entitled to vote in order to remove a director or all of the directors. Furthermore, the NRS does not make a distinction between removals for cause or without cause.
The Nevada Charter will provide that, subject to the rights of the holders of any series of preferred stock, directors may be removed from office only upon the affirmative vote of the holders of at least two-thirds of the total voting power of the then outstanding Voting Securities (as

44 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
	to the rights of the holders of any series of preferred stock, directors may be removed from office only for cause upon the affirmative vote of the holders of at least a majority of the total voting power of the then outstanding Voting Securities (as defined in the Current Charter) entitled to vote thereon, voting together as a single class.	defined in the Nevada Charter) entitled to vote thereon, voting together as a single class.
ELECTION OF DIRECTORS
The Current Bylaws provide that, subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
In the event of certain defaults relating to our redemption obligations under the LTRPP, the holders thereof will have the right to appoint a director to our Board of Directors subject to the conditions provided in the Current Certificate of Designations.

The Nevada Bylaws will provide that, subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
In the event of certain defaults relating to our redemption obligations under LTRPP-NV, the holders thereof will have the right to appoint a director to our Board of Directors subject to the conditions provided in the Nevada Certificate of Designations.

VACANCIES ON THE BOARD OF DIRECTORS
The DGCL provides that, subject to the certificate of incorporation and bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.
If at any time, a corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the certificate of incorporation or the bylaws, or may apply to the Delaware Court of Chancery for a decree summarily ordering an election.
If at the time of filling any vacancy or newly created directorship, the directors then in office are less than a majority of the whole Board, holders of shares representing at least 10% of the outstanding voting power of the shares of stock having the right to vote for such directors may file an application

The NRS provides that all vacancies, including those resulting from any increase in the authorized number of directors, may be filled by a majority of the remaining directors, even if less than a quorum.
The Nevada Charter and Nevada Bylaws will provide that, subject to the rights of the holders of any series of preferred stock, vacancies on our Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 45

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

with the Delaware Court of Chancery to summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.
The Current Charter and Current Bylaws provide that, subject to the rights of the holders of any series of preferred stock, vacancies on our Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director.

STOCKHOLDER ACTION BY WRITTEN CONSENT
The DGCL provides that, unless prohibited by the certificate of incorporation, the stockholders may take action by consent without a meeting.
The Current Charter prohibits stockholder action by consent in writing, except that the holders of any series of preferred stock may take action by written consent to the extent provided by its terms.

The NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the stockholders may take action by written consent signed by stockholders holding at least a majority, or other proportion if required for such an action at a meeting, of the voting power.
The Nevada Charter will prohibit stockholder action by written consent, except that the holders of any series of preferred stock may take action by written consent to the extent provided by its terms.

AMENDMENT OF THE CHARTER
The DGCL provides that amendments to the certificate of incorporation must be approved and declared advisable by the Board of Directors and, except in certain limited circumstances, adopted by the holders of a majority of the voting power of the outstanding shares of stock of the corporation entitled to vote thereon.
Pursuant to the DGCL, holders of a class of outstanding shares have the right to vote separately as a class on an amendment to the certificate of incorporation if such amendment (i) increases or decreases the number of authorized shares of such class (subject to an exception as may be included in the certificate of incorporation), (ii) increases or decreases the par value of the shares of such class, or (iii) alters or changes the powers, preferences, or special rights of the shares of such class so as to affect them adversely. If any proposed

The NRS provides that a resolution of the Board of Directors is required to propose an amendment to a corporation’s articles of incorporation and that the amendment must be approved by the affirmative vote of a majority of the voting power of the capital stock entitled to vote, as well as a majority of any class adversely affected.
After a corporation has first issued stock, Nevada requires approval by stockholders holding shares representing at least a majority of the voting power in order to amend its articles of incorporation, including to increase or decrease the number of authorized shares of any class or series, except when the amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, or a series is adversely affected by an amendment in a different manner than other series of the

46 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

amendment would alter or change the powers, preferences, or special rights of one or more series of any class so as to affect them adversely, but shall not so affect the entire class, then only the shares of the series so affected by the amendment shall be considered a separate class for purposes of this right to vote.
The DGCL provides that the number of authorized shares of any such class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote if so provided in the original certificate of incorporation, in any amendment thereto which created such class or classes of stock or which was adopted prior to the issuance of any shares of such class or classes of stock, or in any amendment thereto which was authorized by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock (the Class Vote Exception).The Current Charter includes the Class Vote Exception and provides that, subject to the rights of the holders of any series of preferred stock, the affirmative vote of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote on such matter, voting together as a single class, is required to amend, alter or repeal any provision of the Current Charter or to add or insert any provision in the Current Charter, provided that the foregoing enhanced voting requirement will not apply to any amendment, alteration, repeal, addition or insertion (1) as to which Delaware law does not require the consent of stockholders or (2) which has been approved by at least 75% of the members of the Board of Directors then in office.

same class. Therefore, it is generally not necessary to include a Class Vote Exception in the charter of a Nevada corporation in order to permit an increase or decrease in the number of authorized shares solely on approval by a majority of the voting power of all classes and series of stock, voting together.
The Nevada Charter will provide that, subject to the rights of the holders of any series of preferred stock, the affirmative vote of the holders of at least 66 2∕3% of the aggregate voting power of the then outstanding Voting Securities entitled to vote on such matter, voting together as a single class, will be required to amend, alter or repeal any provision of the Nevada Charter or to add or insert any provision in the Nevada Charter, provided that the foregoing enhanced voting requirement will not apply to any amendment, alteration, repeal, addition or insertion (1) as to which Nevada law does not require the consent of stockholders or (2) which has been approved by at least 75% of the members of the Board of Directors then in office.

AMENDMENT OF THE BYLAWS
The DGCL provides that bylaws may be amended or repealed by stockholders, and, if provided for in the certificate of incorporation, by the Board of Directors.
The Current Charter provides that the Board of Directors may adopt, amend or repeal any provision of the Current Bylaws by
The NRS provides that, unless prohibited by any bylaw adopted by the stockholders, the Board of Directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. In addition, the articles of incorporation of a Nevada corporation may give the authority to adopt, amend or repeal bylaws exclusively to the
LIBERTY TRIPADVISOR HOLDINGS, INC. / 47

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office.
The Current Charter requires the affirmative vote of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class, in order for the stockholders to adopt, amend, or repeal any provision of the Current Bylaws.

Board of Directors.
The Nevada Charter will provide that the Board of Directors may adopt, amend or repeal any provision of the Nevada Bylaws by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office.
The Nevada Charter will require the affirmative vote of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class, in order for the stockholders to adopt, amend or repeal any provision of the Nevada Bylaws.

QUORUM
Board of Directors. A majority of the total number of members of the Board of Directors as constituted from time to time constitutes a quorum for the transaction of business with respect to the Board of Directors.
Stockholders. Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Current Charter or Current Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business.

Board of Directors. A majority of the total number of members of the Board of Directors then in office will constitute a quorum for the transaction of business with respect to the Board of Directors.
Stockholders. Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Nevada Charter or Nevada Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock will be required to be present or represented by proxy in order to constitute a quorum for the transaction of any business.

SPECIAL MEETINGS OF STOCKHOLDERS
The DGCL provides that a special meeting of stockholders may be called by the Board of Directors or as set forth in the certificate of incorporation or bylaws.
The Current Charter provides that, except as otherwise provided by the terms of any series of preferred stock or unless otherwise prescribed by law or any other provision of the Current Charter, special meetings of stockholders will only be called by the Secretary (i) upon the written request of the holders of not less than 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon or (ii) at the request of at least 75% of the members of the Board of Directors then in office.

The NRS provides that a special meeting of stockholders may be called by the entire Board of Directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.
The Nevada Charter will provide that, except as otherwise provided by the terms of any series of preferred stock or unless otherwise prescribed by law or any other provision of the Nevada Charter, special meetings of stockholders will only be called by the Secretary (i) upon the written request of the holders of not less than 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon or (ii) at the request of at least 75% of the members of the Board of Directors then in office.

	The Current Bylaws provide that, except as	The Nevada Bylaws will provide that, except
48 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
	otherwise provided in the terms of any series of preferred stock or unless otherwise provided by law or by the Current Charter, special meetings of stockholders may be called by the Secretary only (i) upon written request received by the Secretary at the principal executive offices of the company by or on behalf of the holder or holders of not less than 66 2∕3% of the total voting power of the outstanding capital stock entitled to vote at such meeting, or (ii) at the request of not less than 75% of the members of the Board of Directors then in office.	as otherwise provided in the terms of any series of preferred stock or unless otherwise provided by law or by the Nevada Charter, special meetings of stockholders may be called by the Secretary only (i) upon written request received by the Secretary at the principal executive offices of the company by or on behalf of the holder or holders of not less than 66 2∕3% of the total voting power of the outstanding capital stock entitled to vote at such meeting, or (ii) at the request of not less than 75% of the members of the Board of Directors then in office.
NOTICE OF STOCKHOLDER MEETINGS	In accordance with the DGCL, the Current Bylaws provide that, unless otherwise provided by the DGCL or the Current Charter, notice of any stockholders meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to notice of such meeting as of the record date for determining the stockholders entitled to notice of the meeting.	In accordance with the NRS, the Nevada Bylaws will provide that, unless otherwise provided by law or the Nevada Charter, notice of any stockholders meeting will be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to notice of such meeting as of the record date for determining the stockholders entitled to notice of the meeting.
STOCKHOLDER PROPOSALS
The Current Bylaws provide that, at an annual meeting of the stockholders, to be properly brought before the meeting, nominations for persons for election to our Board of Directors and the proposal of business to be considered by the stockholders must be (i) specified in the company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly requested to be brought before the meeting by a stockholder in compliance with the procedures set forth in the Current Bylaws.
The Current Bylaws provide requirements for both form and timeliness. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately

The Nevada Bylaws will provide that, at an annual meeting of the stockholders, to be properly brought before the meeting, nominations for persons for election to our Board of Directors and the proposal of business to be considered by the stockholders must be (i) specified in the company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or a duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or duly authorized committee thereof), or (iii) otherwise properly requested to be brought before the meeting by a stockholder (in compliance with the procedures set forth in the Nevada Bylaws.
The Nevada Bylaws will provide requirements for both form and timeliness. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of

LIBERTY TRIPADVISOR HOLDINGS, INC. / 49

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the meeting, and (b) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the 10th day following the day on which notice of the date of the meeting was communicated to stockholders or public disclosure of the date of the meeting was made, whichever occurs first. The Current Bylaws further provide that in no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described therein.
In the case of a special meeting called by the company for the purpose of electing one or more directors to the Board of Directors, nominations by a stockholder entitled to vote that would otherwise comply with the form requirements in the Current Bylaws must be delivered to the Secretary at the company’s principal executive offices not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The Current Bylaws provide further that in no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

stockholders, not less than 60 days nor more than 90 days prior to the meeting, and (b) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting or if no annual meeting was held in the immediately preceding year, not later than 60 days prior to the meeting or, if later, the close of business on the 10th day following the day on which notice of the date of the meeting was communicated to stockholders or public disclosure of the date of the meeting was made, whichever occurs first. The Nevada Bylaws will further provide that in no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein.
In the case of a special meeting called by the company for the purpose of electing one or more directors to the Board of Directors, nominations by a stockholder entitled to vote that would otherwise comply with the form requirements in the Nevada Bylaws must be delivered to the Secretary at the company’s principal executive offices not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The Nevada Bylaws provide further that in no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

50 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
CORPORATE OPPORTUNITIES
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the Board of Directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
The Current Charter acknowledges that the company may have overlapping directors and officers with other entities that compete with the company’s businesses and that the company may engage in material business transactions with such other entities. The company has renounced its rights to certain business opportunities and the Current Charter provides that no director or officer of the company will breach their fiduciary duty and therefore be liable to the company or its stockholders by reason of the fact that any such individual directs a corporate opportunity to another person or entity instead of the company, or does not refer or communicate information regarding such corporate opportunity to the company, unless (x) such opportunity was expressly offered to such person solely in his or her capacity as a director or officer of the company or as a director or officer of the company’s subsidiaries and (y) such opportunity relates to a line of business in which the company or any of its subsidiaries is then directly engaged.

The NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the Board of Directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
The Nevada Charter will acknowledge that the company may have overlapping directors and officers with other entities that compete with the company’s businesses and that the company may engage in material business transactions with such other entities. The company will renounce its rights to certain business opportunities and the Nevada Charter will provide that no director or officer of the company will breach their fiduciary duty and therefore be liable to the company or its stockholders by reason of the fact that any such individual directs a corporate opportunity to another person or entity instead of the company, or does not refer or communicate information regarding such corporate opportunity to the company, unless (x) such opportunity was expressly offered to such person solely in his or her capacity as a director or officer of the company or as a director or officer of the company’s subsidiaries and (y) such opportunity relates to a line of business in which the company or any of its subsidiaries is then directly engaged.

LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS	The DGCL permits limiting or eliminating the monetary liability of directors and certain officers to a corporation or its stockholders, except with regard to breaches of the duty of	The NRS has a broader provision limiting or eliminating the individual liability of both directors and officers unless the articles of incorporation provide for greater liability.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 51

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful repurchases, redemptions or dividends, or improper personal benefit or, in the case of such officers, in actions by or in the right of the corporation.
The Current Charter provides that, to the fullest extent permitted by the DGCL, the company’s directors are not liable to the company or any of its stockholders for monetary damages for breaches of fiduciary duties as a director.

Under the NRS, unless otherwise provided in the articles of incorporation or pursuant to certain statutory exceptions, a director or officer is not liable for damages as a result of an act or failure to act in his or her capacity as a director or officer unless a statutory presumption that such person acted in good faith, on an informed basis and with a view to the interests of the corporation has been rebutted. In addition, it must be proven both that the act or failure to act constituted a breach of a fiduciary duty as a director or officer and that such breach involved intentional misconduct, fraud or a knowing violation of law.
The NRS therefore (i) imposes a more stringent burden than under the DGCL regarding a breach of the duty of loyalty or deriving an improper personal benefit under the DGCL, (ii) applies that standard to officers as well as directors of the corporation, and (iii) does so without need to expressly adopt provisions in the articles of incorporation.
Under the Nevada Charter and Nevada Bylaws, no director or officer will be personally liable to the company, its stockholders or its creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer to the fullest extent permitted by the NRS.

INDEMNIFICATION OF DIRECTORS, OFFICERS
The DGCL generally permits a corporation to indemnify its directors and officers acting in good faith, subject to certain exceptions. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel, will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity.
The Current Charter and Current Bylaws provide that the company will indemnify any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the company or is or was serving at the request of the company as a director, officer, employee or agent of

The NRS generally permits a corporation to indemnify any director or officer who acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a non-derivative action involving a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful). Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for his or her actions under Nevada law as described under “—Limitation of Liability of Directors and Officers” above.
The Nevada Charter and Nevada Bylaws will provide that the company will indemnify members of the Board of Directors and officers of the company and their respective heirs, personal representatives and

52 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
	another corporation or other enterprise, against all liability and loss suffered and expenses (including attorneys’ fees) incurred by such person, to the fullest extent permitted by the laws of the State of Delaware and the Current Charter, subject to certain exceptions. The Current Charter also provides that the company is required to pay the expenses (including attorneys’ fees) incurred by a director or officer in defending any proceeding in advance of its final disposition, subject to certain conditions and certain exceptions.	successors in interest for or on account of any action performed on behalf of the company, to the fullest extent permitted by the laws of the State of Nevada and the Nevada Charter. The Nevada Bylaws will also provide that the company is required to make advances in connection with a proceeding if it was authorized by the Board of Directors, and will also provide that the company will make advances to pay the expenses incurred by a director or officer in defending any such proceeding subject to certain conditions.
DIVIDENDS
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets), so long as the corporation is and remains solvent. The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.
The Current Certificate of Designations contains certain limitations on the payment of dividends to holders of LTRPA, LTRPB and Liberty TripAdvisor Series C common stock while shares of LTRPP are outstanding.

The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. In making those determinations, the Board of Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, or any other method that is reasonable in the circumstances.
The Nevada Certificate of Designations will contain certain limitations on the payment of dividends to holders of LTRPA-NV, LTRPB-NV and Liberty Tripadvisor-NV Series C common stock while shares of LTRPP-NV are outstanding.

SUPERMAJORITY VOTING PROVISIONS	With limited exception, in addition to any other required approval under the DGCL or the Current Charter, the Current Charter requires approval of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as single class, in order for the company to take any action to	With limited exception, in addition to any other required approval under the NRS or the Nevada Charter, the Nevada Charter will require approval of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class, in order for the company to take any action to
LIBERTY TRIPADVISOR HOLDINGS, INC. / 53

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
	authorize (i) the amendment, alteration, or repeal of any provision of the Current Charter (unless at least 75% of the members of the Board of Directors then in office have approved such action), (ii) the adoption, amendment, or repeal of any provision of the Current Bylaws by the stockholders, (iii) the merger or consolidation of the company with or into any other corporation (unless at least 75% of the members of the Board of Directors then in office have approved such transaction), (iv) the sale, lease or exchange of all, or substantially all, of the property or assets of the company (unless at least 75% of the members of the Board of Directors then in office have approved such transaction), and (v) the dissolution of the company (unless at least 75% of the members of the Board of Directors then in office have approved such dissolution).	authorize (i) the amendment, alteration, or repeal of any provision of the Nevada Charter (unless at least 75% of the members of the Board of Directors then in office have approved such action), (ii) the adoption, amendment, or repeal of any provision of the Nevada Bylaws by the stockholders, (iii) the merger or consolidation of the company with or into any other corporation (unless at least 75% of the members of the Board of Directors then in office have approved such transaction), (iv) the sale, lease or exchange of all, or substantially all, of the property or assets of the company (unless at least 75% of the members of the Board of Directors then in office have approved such transaction), and (v) the dissolution of the company (unless at least 75% of the members of the Board of Directors then in office have approved such dissolution).
STATE ANTI-TAKEOVER STATUTES	Section 203 of the DGCL generally prohibits “business combinations,” including mergers, sales and leases of assets, issuances of securities and certain other transactions, by a corporation or certain of its subsidiaries with an “interested stockholder” (as defined under Section 203 of the DGCL), for a period of three years after the person or entity becomes an interested stockholder unless: (i) the Board of Directors of the corporation has approved, before such person or entity became an interested stockholder, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the “voting stock” of the corporation outstanding at the time the transaction commenced (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) at or subsequent to the person or entity becoming an interested stockholder, the business combination is approved by the Board of Directors and authorized at a meeting of stockholders by the affirmative	Business Combinations: Sections 78.411 through 78.444 of the NRS (the Nevada Combinations Statute) generally prohibit “combinations”, including mergers, consolidations, sales and leases of assets, issuances of securities and similar transactions by a Nevada corporation having a requisite number (which the company expects to have) of stockholders of record, with any person who beneficially owns (or any affiliate or associate of the corporation who within the previous two years owned), directly or indirectly, 10% or more of the voting power of the outstanding voting shares of the corporation (an interested stockholder), within two years after such person first became an interested stockholder unless (i) the Board of Directors of the corporation approved the combination or transaction by which the person first became an interested stockholder before the person first became an interested stockholder or (ii) the Board of Directors of the corporation has approved the combination in question and, at or after that time, such combination is approved at an annual or special meeting of the stockholders of the target corporation, and not by written consent, by the affirmative vote of holders of stock representing at least 60% of the outstanding voting power of
54 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

vote of at least 66 2∕3% of the outstanding voting stock not owned by the interested stockholder.
The company has not opted out of the protections of Section 203 of the DGCL. As a result, the statute applies to the company; however, the Board of Directors previously approved each of Gregory B. Maffei and certain of his related persons as an “interested stockholder” and the acquisition by such persons of shares of the company’s common stock, in each case, for purposes of Section 203 of the DGCL.

the target corporation not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder.
Beginning two years after the date the person first became an interested stockholder, a combination may also be permitted if the interested stockholder satisfies certain requirements with respect to the aggregate consideration to be received by holders of outstanding shares in the combination. The Nevada Combinations Statute does not apply to combinations with an interested stockholder after the expiration of four years from when the person first became an interested stockholder.
The Nevada Charter will elect not to be governed by the Nevada Combinations Statute.
Acquisitions of a Controlling Interest: Sections 78.378 through 78.3793, inclusive, of the NRS (the Nevada Control Share Statute), pertaining to the acquisition of controlling interests, apply to “issuing corporations” that are Nevada corporations doing business, directly or through an affiliate, in Nevada and having at least 200 stockholders of record, including at least 100 of whom have addresses in Nevada appearing on the stock ledger of the corporation. Under those provisions, any person who acquires a controlling interest in a corporation may not exercise voting rights of any “control shares” unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The statute applies to acquisition of a “controlling interest” in ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. “Control shares” also

LIBERTY TRIPADVISOR HOLDINGS, INC. / 55

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

include shares acquired by persons acting in association with an acquiring person and those acquired within 90 days immediately preceding the date of the acquisition triggering the statute. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares pursuant to the Nevada dissenter’s rights statute.
The Nevada Control Share Statute does not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. Therefore, the Board of Directors of a Nevada corporation may usually unilaterally avoid the imposition of burdens imposed by the control share statute by amending the bylaws of the corporation in connection with a transaction. A Nevada corporation may impose stricter requirements if it so desires.
The Nevada Charter will opt out of the provisions of the Nevada Control Share Statute.

FIDUCIARY DUTIES OF DIRECTORS	Under Delaware law, the standards of conduct for directors have developed through Delaware case law. Generally, directors must exercise a duty of care and duty of loyalty and good faith to the company and its stockholders. Members of the Board of Directors or any committee designated by the Board of Directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the Board of Directors or other persons as to matters such member reasonably	Nevada has statutorily defined the fiduciary duties of directors and officers and the operation of the “business judgment rule” for Nevada corporations. The NRS defines the fiduciary duties of directors and officers of Nevada corporations as exercising their powers in good faith and with a view to the interests of the corporation. Under the NRS, directors and officers are presumed to act in such a manner and holding a director or officer liable for a breach of fiduciary duty requires rebuttal of that presumption. See “Limitation of Liability of Directors and Officers”. In exercising their powers, directors and officers are entitled to rely on
56 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
	believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information.	information, opinions, reports, books of account or statement, including financial statements and other financial data, prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent in the matters prepared or presented. Directors or officers may also rely on counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters reasonably believed to be within their professional or expert competence, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s Board of Directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.
FLEXIBILITY FOR DECISIONS, INCLUDING TAKEOVERS
The DGCL does not provide a list of statutory factors that corporate directors and officers may consider in making decisions. Under Delaware common law, directors’ conduct may be subject to enhanced scrutiny in respect of, among other matters, defensive actions taken in response to a potential change of control and approval of certain transactions involving a sale, breakup or change of control.
With respect to defensive actions taken in response to a potential change of control, directors’ decisions are protected by the business judgment rule, as long as a two-part test is satisfied. The test requires that: (1) the Board show reasonable grounds for the belief that a danger to corporate policy and effectiveness existed; and (2) the defensive measures taken are reasonable in relation to the threat posed (i.e., that the defensive measure must not be “coercive or preclusive” and must be within the range of reasonable responses to the threat posed).

Director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.
In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies and is not required to consider, as a dominant factor, the effect of a proposed corporate action upon any particular group or constituency having an interest in the corporation. The

LIBERTY TRIPADVISOR HOLDINGS, INC. / 57

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
	With respect to certain transactions involving a sale, breakup or change of control, the directors have a duty to carry out a sound process reasonably designed to secure the best price reasonably attainable for its stockholders under the circumstances.	constituencies can include, but are not limited to, the corporation’s employees, suppliers, creditors or customers, the economy, the interests of the community or of society, the long-term or short-term interests of the corporation, and the long-term or short-term interests of the corporation’s stockholders, as well as whether the corporation or its stockholders may be best served by the continued independence of the corporation.
INTERESTED PARTY TRANSACTIONS	The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable solely for such reason or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee authorizing the contract or transaction or because such directors’ votes are counted for such purpose if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the Board of Directors or a committee thereof, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (3) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or stockholders.	Under the NRS, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the Board of Directors or stockholders and the transaction is approved by the Board or stockholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the stockholders, and the stockholders holding a majority of the voting power approve or ratify the transaction in good faith; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the Board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.
INSPECTION OF BOOKS AND RECORDS	Under the DGCL, any stockholder or beneficial owner has the right, upon written demand under oath stating the proper purpose thereof (and otherwise satisfying the requirements of Section 220 of the DGCL), either in person or by attorney or other agent, to inspect and make copies and	Inspection rights under Nevada law are more limited than those under the DGCL. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at
58 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
extracts from the corporation’s stock ledger, list of stockholders and its other books and records for a proper purpose during the usual hours for business.
least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.
In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

APPRAISAL RIGHTS / DISSENTER’S RIGHTS	Under the DGCL, a stockholder who has neither voted in favor of certain mergers, consolidations or conversions of a corporation to another entity, nor consented thereto in writing, who has properly demanded appraisal of their shares, and who otherwise complies with the requirements for perfecting and preserving their appraisal rights under Section 262 of the DGCL may be entitled to receive payment in cash for the fair value of their shares (exclusive of any element of value arising from the accomplishment or expectation of such merger, consolidation or conversion), together with interest (if any) to
A stockholder of a Nevada corporation may be entitled to dissent from certain transactions involving the Nevada corporation, including a merger for which the approval of stockholders is required, and obtain payment of the fair value of his or her shares.
However, there is no right of dissent in favor of stockholders of: (i) any class or series which is a covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended (the Securities Act); (ii) any class or series which is traded in an organized market, has at least 2,000

LIBERTY TRIPADVISOR HOLDINGS, INC. / 59

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

be paid on the amount determined to be fair value of such shares, as appraised by the Court of Chancery of the State of Delaware in an appraisal proceeding. However, unless the corporation’s certificate of incorporation provides otherwise, appraisal rights are not available for shares of capital stock that, at the record date for determination of stockholders entitled to receive notice of the meeting of stockholders (or at the record date for determination of stockholders entitled to consent pursuant to Section 228 of the DGCL) to act upon the merger, consolidation or conversion, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. Further, unless the corporation’s certificate of incorporation provides otherwise, no appraisal rights are available to stockholders of the surviving corporation if the merger did not require the vote of the stockholders of the surviving corporation as provided in Section 251(f) of the DGCL.
Notwithstanding the foregoing, appraisal rights are available if stockholders are required to accept for their shares anything other than (i) shares of capital stock of the surviving corporation (or of the converted entity if such entity is a corporation), (ii) shares of capital stock of another corporation that will either be listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of clauses (i) – (iii). Appraisal rights are also available under the DGCL in certain other circumstances, including in certain parent-subsidiary mergers and in certain circumstances where the certificate of incorporation so provides.
Neither the Current Charter nor the Current Bylaws provide for appraisal rights in any additional circumstance other than as required by applicable law. See Section 262 of the DGCL.

stockholders and has a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or (iii) certain securities issued by an open end management investment company registered with the SEC.
Notwithstanding the foregoing, dissenter’s rights are available if stockholders are required by the terms of the corporate action to accept for their shares anything other than (i) cash, (ii) securities or other proprietary interests shares of any other entity that will satisfy the marketability standards set forth in the prior paragraph, or (iii) any combination of clauses (i) and (ii).
A stockholder who wishes to assert dissenter’s rights must comply with all of the requirements for asserting and preserving their dissenter’s rights under NRS Section 92A.300 – 92A.500, including delivering a statement of intent with respect to the corporate action prior to the taking of the vote (or the date set in an advance notice statement given by the company in the case of an action to be taken by written consent of the stockholders), and delivering a written demand for payment by the date set in a dissenter’s notice given by the corporation.
Neither the Nevada Charter nor the Nevada Bylaws will provide for dissenter’s rights in any additional circumstance other than as required by applicable law.

EXCLUSIVE FORUM	Neither the Current Charter nor the Current Bylaws contain an exclusive forum provision.	The Nevada Charter will provide that, unless the company consents in writing to an alternative forum, and to the fullest extent permitted by law, including applicable jurisdictional requirements and laws of the United States, the Nevada Eighth Judicial
60 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
District Court (or if the Nevada Eighth Judicial District Court does not have jurisdiction, any other state district court located in the State of Nevada, and if no state district court in the State of Nevada has jurisdiction, any federal court located in the State of Nevada), shall, to the fullest extent permitted by law, be the exclusive forum for certain specified types of “internal actions” as defined under the NRS, including (a) those brought in the name or right of the company or on its behalf; (b) those for or based upon a breach of fiduciary duty against any director, officer, employee or agent of the company in such capacity; or (c) those arising pursuant to, or to interpret, apply, enforce or determine the validity of, any provision of the Nevada corporation laws, the articles of incorporation, the bylaws or certain voting agreements or trusts. In addition, the Nevada Charter will provide that, unless the company consents in writing to the selection of an alternative forum, and to the fullest extent permitted by law, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. The Nevada Charter will further provide that, for the avoidance of doubt, this exclusive forum provision shall not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts of the United States have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or rules and regulations thereunder; there is uncertainty as to whether a court would enforce a provision which restricts the courts in which claims arising under the Securities Act may be brought.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 61

Proposal 3 – The Conversion Proposal
Effect on Liberty TripAdvisor Equity Awards
At the effective time, any (i) option to purchase shares of LTRPA or LTRPB, (ii) restricted share awards of LTRPA or LTRPB and (iii) restricted stock units with respect to shares of LTRPA or LTRPB, in each case, will be automatically converted into a corresponding award with respect to a number of shares of the corresponding series of LTRPA-NV or LTRPB-NV, as applicable, equal to the number of shares as such award related immediately prior to the effective time. All other terms and conditions applicable to such awards immediately prior to the effective time, including applicable exercise prices and vesting terms, will continue to apply to such awards.
Additional Agreements in Connection with the Conversion
We expect that in connection with the conversion, Certares, as holder of 100% of the issued and outstanding shares of LTRPP, will enter into the Acknowledgment Agreement with the company with respect to LTRPP-NV to be received in exchange for their shares of LTRPP. Pursuant to the Acknowledgment Agreement, we expect that Certares will consent to the conversion and the parties will agree that the terms set forth in the previously disclosed Investment Agreement, Registration Rights Agreement, and Repurchase Agreement will continue in full force and effect with respect to Liberty Tripadvisor-NV and LTRPP-NV, including without limitation, Liberty Tripadvisor-NV’s option to repurchase LTRPP-NV, the transfer restrictions on LTRPP-NV, Certares’ permanent waiver of its right to require redemption of LTRPP-NV in advance of the mandatory redemption date and Certares’ permanent waiver of its right to appoint the Series A Preferred Threshold Director (as defined in the Current Certificate of Designations).
In addition, we expect that in connection with the conversion, the Governance Agreement among Tripadvisor, Qurate Retail and Barry Diller, dated as of December 20, 2011, as amended by the Assignment and Assumption of Governance Agreement among Tripadvisor, our company and Qurate Retail, dated August 12, 2014 (as so amended, the Tripadvisor Governance Agreement), will be amended or amended and restated by the company and Tripadvisor to, among other things, change the governing law of the Tripadvisor Governance Agreement from Delaware law to Nevada law, change the forum for disputes under the Tripadvisor Governance Agreement from Delaware courts to Nevada courts, reflect that Barry Diller is no longer chairman of the board of directors of Tripadvisor and reflect that certain other agreements referenced therein are no longer in effect.
Material U.S. Federal Income Tax Consequences
The following discussion summarizes the material U.S. federal income tax consequences of the conversion to holders of shares of LTRPA and LTRPB (together, the Common Stock) whose Common Stock is converted into shares of LTRPA-NV and LTRPB-NV (together, the Common Stock-NV), respectively, pursuant to the conversion.
This discussion is based on the Code, applicable Treasury regulations promulgated or proposed thereunder (Treasury Regulations), judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of Common Stock that are U.S. holders (as defined below) and that hold their shares of Common Stock as capital assets, within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders who acquired their shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, and holders who hold their shares of Common Stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.
Holders of Common Stock are urged to consult their tax advisors as to the particular tax consequences to them of the conversion, including any applicable U.S. federal, state, local, or foreign tax consequences.
For purposes of this section, a U.S. holder is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a
62 / 2023 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of Common Stock should consult its tax advisor regarding the tax consequences of the conversion.
Treatment of the Conversion
The completion of the conversion is conditioned upon the receipt by the company of the opinion of Baker Botts, dated as of the date of the conversion, to the effect that, under current U.S. federal income tax law, the conversion will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. This condition to completion of the conversion may not be waived by the company.
The opinion of Baker Botts will be based on the law in effect as of the time of the conversion and will be subject to the conditions, limitations, and qualifications referenced in the opinion and in this discussion. In addition, the opinion of Baker Botts will rely upon certain assumptions, as well as statements, representations, and undertakings made by officers of the company. If any of those statements, representations, or assumptions is incorrect or untrue in any material respect or any of those undertakings is not complied with, or if the facts upon which the opinion of Baker Botts is based are materially different from the actual facts that exist at the time of the conversion, the conclusion reached in such opinion could be adversely affected.
The company does not intend to seek a ruling from the Internal Revenue Service (the IRS) regarding the U.S. federal income tax treatment of the conversion. The legal authorities upon which the opinion of Baker Botts will be based are subject to change or differing interpretations at any time, possibly with retroactive effect. An opinion of counsel is not binding on courts or the IRS, and there can be no assurance that the IRS will not challenge the conclusions reached in such opinion or that a court would not sustain such a challenge.
Assuming, consistent with the opinion to be delivered by Baker Botts on the effective date of the conversion, that the conversion qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:
•
no gain or loss will be recognized by, and no amount will be included in the income of, a holder of Common Stock upon the conversion of such Common Stock into Common Stock-NV pursuant to the conversion;

•
the aggregate tax basis of the shares of LTRPA-NV received by a holder of shares of LTRPA in the conversion will equal the aggregate tax basis of the shares of LTRPA converted into such shares of LTRPA-NV;

•
the aggregate tax basis of the shares of LTRPB-NV received by a holder of shares of LTRPB in the conversion will equal the aggregate tax basis of the shares of LTRPB converted into such shares of LTRPB-NV; and

•
the holding period of the shares of Common Stock-NV received by a holder of Common Stock in the conversion will include the holding period of the Common Stock converted into such shares of Common Stock-NV.

Stockholders who have acquired different blocks of Common Stock at different times or at different prices, and whose blocks of Common Stock are converted into shares of Common Stock-NV in the conversion, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Common Stock-NV.
Information Reporting
A U.S. holder of Common Stock who owns at least 5% of the outstanding stock of the company (by vote or value) immediately before the conversion will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the conversion occurs a statement setting forth certain information relating to the conversion, including the aggregate fair market value and tax basis of the stock of such holder converted in the conversion. Holders of Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 63

Proposal 3 – The Conversion Proposal
Regulatory Matters
The consummation of the conversion requires the filing of a certificate of conversion with the Office of the Division of Corporations of the Secretary of State of the State of Delaware and the filing of articles of conversion with the Office of the Nevada Secretary of State. No other regulatory or governmental approvals or consents will be required in connection with the conversion.
No Appraisal Rights
Under Delaware law, holders of shares of Common Stock are not entitled to appraisal rights in connection with the conversion as contemplated by the plan of conversion. Under Delaware law, holders of shares of LTRPP are entitled to appraisal rights in connection with the conversion, but the sole such holder is expected to waive such rights (including any rights to notice thereof or disclosure with respect thereto) under the Acknowledgment Agreement.
Accounting Treatment
We expect that the conversion will have no effect from an accounting perspective. Accordingly, the company’s historical financial statements, which previously have been reported to the SEC on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of the company following the conversion.
64 / 2023 PROXY STATEMENT

Proposal 4 – The Adjournment Proposal
Proposal 4 – The Adjournment Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to consider and vote on a proposal to authorize the adjournment of the annual meeting by the company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the conversion proposal or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.
The approval of the adjournment proposal is not a condition to the completion of the conversion.
VOTE AND RECOMMENDATION
The adjournment proposal requires the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy at the annual meeting and entitled to vote on the proposal, voting together as a single class.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
The Board of Directors recommends that you vote FOR this proposal because it will allow the company to permit further solicitation of proxies if necessary or appropriate.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 65

Executive Officers
Executive Officers

The following lists the executive officers of our company (other than Gregory B. Maffei, our Chairman of the Board, President and Chief Executive Officer, and Albert E. Rosenthaler, Chief Corporate Development Officer of our company, each of whom also serve as directors of our company and who are listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below include, where applicable, positions with the respective company’s predecessors.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Senior Vice President and Chief Financial Officer Age: 50

Current Positions
•
Senior Vice President and Chief Financial Officer of our company since January 2016

•
Chief Accounting Officer and Principal Financial Officer of Liberty Media, Qurate Retail and Liberty Broadband since January 2020 and July 2019, respectively

•
Director of comScore, Inc. since March 2021

Prior Positions/Experience
•
Chief Accounting Officer and Principal Financial Officer of LMAC from November 2020 to December 2022

•
Chief Accounting Officer and Principal Financial Officer of GCI Liberty from January 2020 and July 2019, respectively, to December 2020

•
Senior Vice President and Controller of each of Liberty Media, Qurate Retail and Liberty Broadband from January 2016 to December 2019 and GCI Liberty from March 2018 to December 2019

•
Vice President and Controller of our company from August 2014 to December 2015

•
Senior Vice President of Liberty Expedia from March 2016 to July 2019

•
Vice President and Controller of Liberty Media from November 2011 to December 2015, Qurate Retail from November 2011 to December 2015 and Liberty Broadband from October 2014 to December 2015

•
Various positions with Liberty Media and Qurate Retail since 1999

66 / 2023 PROXY STATEMENT

Executive Officers
Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 49

Current Positions
•
Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

•
Chief Executive Officer of Las Vegas Grand Prix, Inc.

•
Chief Legal Officer and Chief Administrative Officer of Liberty Media, Qurate Retail and Liberty Broadband since September 2019 and January 2021, respectively

Prior Positions/Experience
•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 to December 2022 and January 2021 to December 2022, respectively

•
Director of LMAC from January 2021 to December 2022

•
Chief Legal Officer of GCI Liberty from September 2019 to December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Qurate Retail, Liberty Media, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts, was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

LIBERTY TRIPADVISOR HOLDINGS, INC. / 67

EXECUTIVE COMPENSATION
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
GREGORY B. MAFFEI
Chairman of the Board, President and Chief Executive Officer
BRIAN J. WENDLING
Senior Vice President and Chief Financial Officer
ALBERT E. ROSENTHALER
Chief Corporate Development Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of the company.

•
We have clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

COMPENSATION DISCUSSION AND ANALYSIS
SERVICES AGREEMENT
In connection with the Spin-Off, we entered into the services agreement (the services agreement) with Liberty Media in August 2014, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to quarterly review by our audit committee (and at least an annual review by our compensation committee). As a result, Liberty Media employees, including our named executive officers other than Mr. Maffei, who is paid certain compensation elements directly by our company pursuant to the amended services agreement as described below, are typically not separately compensated by our company other than with respect to equity awards with respect to our common stock and with respect to performance-based cash bonuses. See “—Elements of 2022 Executive Compensation—Equity Incentive Compensation” and “—Elements of 2022 Executive Compensation—2022 Performance-Based Bonuses” below for information concerning equity awards granted to and performance-based cash bonuses paid to our named executive officers in 2022.
In December 2019, the services agreement was amended (the amended services agreement) in connection with Liberty Media entering into a new employment arrangement with Mr. Maffei (the 2019 Maffei Employment Agreement). Under the amended services agreement, our company establishes, and pays or grants directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined
68 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
below), and we reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, as described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Under the 2019 Maffei Employment Agreement, Mr. Maffei’s compensation was allocated across Liberty Media, and each of our company, Qurate Retail and Liberty Broadband (each a Service Company, or, collectively, the Service Companies) based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed. Our allocable portion of Mr. Maffei’s compensation was 5% in 2022. The salary, certain perquisite information and other compensation elements of Mr. Maffei that were not paid or granted directly by our company included in the “Summary Compensation Table” below include the portion of his compensation allocable to our company and for which we reimbursed Liberty Media and do not include the portion of his compensation allocable to Liberty Media or any of the other Service Companies. For the year ended December 31, 2022, we accrued management fees payable to Liberty Media under the amended services agreement of $3.2 million, not including the portion of Mr. Maffei’s compensation allocable to our company and for which we reimbursed Liberty Media.
ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
As a result of the management fee paid to Liberty Media, the compensation committee typically does not expect to provide compensation to the executive officers other than to Mr. Maffei pursuant to the amended services agreement and to the other executive officers with regard to equity incentive compensation and performance cash bonuses. Mr. Maffei may make recommendations with respect to any equity compensation and performance cash bonuses to be awarded to our executive officers. It is expected that Mr. Maffei, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
•
the executive officer’s experience and overall effectiveness;

•
the executive officer’s performance during the preceding year;

•
the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

When determining the extent to which the 2022 Chief RSUs (as defined below) were earned by our named executive officers, our compensation committee considered the recommendations obtained from Mr. Maffei as to the performance of Messrs. Wendling and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer.
In December 2019, our compensation committee approved the amended services agreement, which established the terms and conditions of our allocable portion of Mr. Maffei’s compensation for the term of the 2019 Maffei Employment Agreement. See “—Services Agreement” above.
At the 2021 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty TripAdvisor present and entitled to vote on its say-on-pay proposal voted in favor of, on an advisory basis, Liberty TripAdvisor’s executive compensation, as disclosed in our proxy statement for the 2021 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In addition, at the 2021 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
Prior to entering into the amended services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged Frederic W. Cook & Co., Inc. (FW Cook), an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amended services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the service arrangement. Given the unique nature of Mr. Maffei’s
LIBERTY TRIPADVISOR HOLDINGS, INC. / 69

EXECUTIVE COMPENSATION
role at our company, FW Cook evaluated the market value of the executive job at our company through three different lenses: as Chief Executive Officer, Chairman of the Board, and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chief Executive Officer or Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the online travel, real estate, insurance, media and marketplace industries, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations. In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
ELEMENTS OF 2022 EXECUTIVE COMPENSATION
For 2022, the principal components of compensation for the named executive officers were:
•
in the case of Mr. Maffei, base salary and perquisites and other limited personal benefits;

•
a performance-based bonus, payable in cash; and

•
performance-based restricted stock units.

BASE SALARY
Mr. Maffei’s base salary is governed by the terms of the 2019 Maffei Employment Agreement. For 2022, Mr. Maffei’s base salary was $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, Liberty Media pays Mr. Maffei’s base salary directly, and we reimburse Liberty Media for our allocable portion. In 2022, the portion of Mr. Maffei’s aggregate annual base salary allocated to our company was 5% or $150,000.
2022 PERFORMANCE-BASED BONUSES
Overview. For 2022, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm. The 2022 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, Liberty Media, Qurate Retail and Liberty Broadband (the Corporate Performance Bonus).
70 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
•
Based on each named executive officers’ personal, department and corporate related goals

•
Named executive officer provided a self-evaluation of their achievements, and in the case of Messrs. Wendling and Rosenthaler and Ms. Wilm, Mr. Maffei also provided an evaluation

•
Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

•
30% based on consolidated financial results of all subsidiaries and major investments within our company, Liberty Media, Qurate Retail and Liberty Broadband

•
10% based on consolidated revenue results

•
10% based on consolidated Adjusted OIBDA results

•
10% based on consolidated free cash flow results

•
10% based on corporate level achievements such as merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance

Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for Liberty Media, our company and each of the other Service Companies. That bonus amount was split among, and payable directly by, Liberty Media, our company and each of the other Service Companies, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2022, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 5% or $850,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media, Qurate Retail and Liberty Broadband pursuant to the amended services agreements were 49% (or $8,330,000), 13% (or $2,210,000) and 33% (or $5,610,000), respectively.
Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm were assigned in March 2022 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to each of our company, Liberty Media, Qurate Retail and Liberty Broadband in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to the Liberty TripAdvisor program was $1,700,000, $61,993, $113,423 and $113,465 for Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, respectively (the LTAH Maximum Performance Bonus). The LTAH Maximum Performance Bonus amounts are up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement and our company’s allocable portion of up to 200% of base pay for each of Messrs. Wendling and Rosenthaler and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to Liberty Media, Qurate Retail and Liberty Broadband was $16,660,000, $4,420,000 and $11,220,000, respectively, for Mr. Maffei, $607,533, $161,182 and $409,155, respectively, for Mr. Wendling, $1,111,543, $294,899 and $748,590, respectively, for Mr. Rosenthaler and $1,111,955, $295,008 and $748,868, respectively, for Ms. Wilm.
Each participant was entitled to receive from our company an amount (the LTAH Maximum Individual Bonus) equal to 60% of the LTAH Maximum Performance Bonus for that participant. The LTAH Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary program of Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to Liberty Media and each other Service Company, subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Liberty Media and the other Service Companies. Our compensation committee believes this construct was appropriate in light of the amended services agreement and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the LTAH Maximum Corporate Bonus) equal to 40% of his or her LTAH Maximum Performance Bonus, subject to reduction based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies. Under the corollary program of
LIBERTY TRIPADVISOR HOLDINGS, INC. / 71

EXECUTIVE COMPENSATION
Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a bonus that is 40% of each of Liberty Media’s and the other Service Companies’ allocable portion of the Maximum Performance Bonus, which was subject to reduction based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies.
In December 2022, our compensation committee and the compensation committees of Liberty Media and each other Service Company reviewed contemporaneously our respective named executive officers’ individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s LTAH Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our Board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s LTAH Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2022 were considered:
GREGORY B. MAFFEI
Chairman of the Board, President and Chief Executive Officer

Performance Objectives:
•
Pursue new strategic alternatives and investments around core business

•
Oversee capital allocation and manage liquidity

•
Provide leadership and professional development opportunities to our management team

• Assist Tripadvisor in managing ongoing headwinds from COVID-19 • Continue development of ESG program
BRIAN J. WENDLING
Senior Vice President and Chief Financial Officer

Performance Objectives:
•
Ensure timely and accurate internal and external financial reports

•
Support ongoing assessments and improvements to the company’s internal control structure

•
Assist with evaluation of strategic alternatives

• Monitor and optimize capital structure and liquidity • Continue to improve cyber security profile
ALBERT E. ROSENTHALER
Chief Corporate Development Officer
Performance Objectives: • Evaluate acquisition and investment opportunities • Evaluate capital structure and assist with capital alternatives	• Assist with tax compliance
72 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
•
Support corporate development in the evaluation of strategic investments; provide legal support for execution of selected opportunities

•
Evaluate and optimize capital structure and liquidity solutions

•
Provide legal support to Tripadvisor with regard to litigation, corporate matters and compliance matters

•
Continue to develop and refine active government affairs program

•
Manage executive compensation arrangements and equity award programs

•
Provide support for ESG initiative

Following a review of the participants’ performance and a review of the time allocated to matters for our company, our compensation committee determined to pay each participant the following portion of his or her LTAH Maximum Individual Bonus:
Name	LTAH Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,020,000	75.00%	$765,000
Brian J. Wendling	$37,196	81.25%	$30,222
Albert E. Rosenthaler	$68,054	81.25%	$55,294
Renee L. Wilm	$68,079	93.75%	$63,824
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her LTAH Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee reviewed forecasts of 2022 Adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for QVC, HSN, Inc., Cornerstone Brands, Inc., Zulily, LLC, Sirius XM, Braves Holdings, LLC, Formula 1, GCI Holdings, LLC and proportionate shares of Live Nation, Charter and Tripadvisor (collectively, the Operating Companies), all of which forecasts were prepared in December 2022 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2022, which deviated from our forecasts as indicated below. Although forecasted revenue, Adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have affected the amounts paid under the corporate performance bonus portion of the program.
For purposes of the bonus program, Adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairments and fire related costs. Sirius XM, Live Nation, Charter, and Tripadvisor do not report Adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used Adjusted EBITDA as reported by Sirius XM, Charter, and Tripadvisor and Adjusted Operating Income, or AOI, as reported by Live Nation. For a definition of Adjusted EBITDA as defined by Sirius XM, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 2, 2023. For a definition of Adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on January 27, 2023. For a definition of Adjusted EBITDA as defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 17, 2023. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 23, 2023.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 73

EXECUTIVE COMPENSATION
	(dollar amounts in millions)
	2022 Forecast	2022 Actual	Actual / Forecast
Revenue(1)	$47,876	$48,060	0.38%
Adjusted OIBDA(1)	$12,309	$12,217	(0.75%)
Free Cash Flow(1)(2)	$4,697	$4,945	5.28%

(1)
Revenue, Adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as Adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, Liberty Media, Qurate Retail and Liberty Broadband, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below:
Financial Measure	Percentage Payable
Revenue(1)	6% of a possible 10%
Adjusted OIBDA(1)	4% of a possible 10%
Free Cash Flow(1)(2)	3% of a possible 10%
Percentage payable was based on 2022 forecasted financial measures compared to 2022 budgeted financial measures, with a 7% possible payout if forecasted financial measures equaled budgeted financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (13% of a possible 30%, or 43.33%) to each participant of his or her LTAH Maximum Corporate Bonus related to financial measures, as follows:
Name	LTAH Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$510,000	43.33%	$221,000
Brian J. Wendling	$18,598	43.33%	$8,059
Albert E. Rosenthaler	$34,027	43.33%	$14,745
Renee L. Wilm	$34,039	43.33%	$14,750
In December 2022, our compensation committee considered combined corporate-level achievements for our company, Liberty Media and each of the other Service Companies in determining that 8.5% of a possible 10% of a portion of the LTAH Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	LTAH Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$170,000	85%	$144,500
Brian J. Wendling	$6,199	85%	$5,269
Albert E. Rosenthaler	$11,342	85%	$9,641
Renee L. Wilm	$11,346	85%	$9,645
74 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
Aggregate Results. The following table presents information concerning the aggregate 2022 performance-based bonus amounts payable to each named executive officer by our company after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate-Level Achievements	Total Bonus
Gregory B. Maffei	$765,000	$221,000	$144,500	$1,130,500
Brian J. Wendling	$30,222	$8,059	$5,269	$43,550
Albert E. Rosenthaler	$55,294	$14,745	$9,641	$79,680
Renee L. Wilm	$63,824	$14,750	$9,645	$88,219
Our compensation committee then noted that, when combined with the total 2022 performance-based bonus amounts paid by Liberty Media and the other Service Companies to the overlapping named executive officers, Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm received $23,158,250, $871,004, $1,593,590 and $1,764,377, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
EQUITY INCENTIVE COMPENSATION
The 2019 incentive plan, provides for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs, cash awards and performance awards. Subject to share availability considerations, our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2019 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
As discussed above, our executive officers perform management services for our company pursuant to the amended services agreement. In consultation with the compensation committees of each of Liberty Media and the other Service Companies, our compensation committee determined that each of our company, Liberty Media and the other Service Companies would grant a proportionate share of the aggregate equity grant value to each named executive officer each year for their service to our company and each of Liberty Media and the other Service Companies. The proportionate share for each company was determined based 50% on the relative market capitalization and 50% on relative time spent by Liberty Media’s employees working for such issuer. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across Liberty Media and the Service Companies by Liberty Media’s compensation committee, our compensation committee and the compensation committees of each other Service Company based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, to further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with the company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company, Liberty Media and the other Service Companies in 2022 a combined target value equity award of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election.
In 2022, our compensation committee granted performance-based RSUs to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 5% of Mr. Maffei’s aggregate annual equity award for 2022, or $875,000.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 75

EXECUTIVE COMPENSATION
Our compensation committee believed that Mr. Maffei’s RSU grant should be subject to performance metrics that incentivize and reward Mr. Maffei for successful completion of our company’s strategic initiatives.
As a result, our compensation committee granted to Mr. Maffei 367,107 performance-based RSUs with respect to LTRPB shares (the 2022 Maffei RSUs). The 2022 Maffei RSUs were granted on March 9, 2022 and vest only upon attainment of the performance objectives described below.
Our compensation committee reviewed the financial performance of our company along with the personal performance of Mr. Maffei. Based on the compensation committee’s assessment of his individual performance against the goals established in connection with the performance cash bonus program and general observation of his leadership and executive performance, our compensation committee approved vesting of all of the 2022 Maffei RSUs previously granted to Mr. Maffei.
For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table below.
Multiyear Equity Awards. Our compensation committee makes larger stock option grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest between two and four years after grant, rather than making annual grants over the same period. These multiyear grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. Messrs. Wendling and Rosenthaler and Ms. Wilm each received a multiyear stock option award in December 2020 (the 2020 NEO Multiyear Options), which equaled the value of, for Messrs. Wendling and Rosenthaler, the annual grants that were expected to be granted to each for the period from January 1, 2021 through December 31, 2023, and for Ms. Wilm, a top up in value over grants already made for the same period to reflect the increased responsibilities associated with her new role beginning in 2021 of Chief Administrative Officer. One-half of each named executive officer’s 2020 NEO Multiyear Options vested on December 7, 2022 and the remaining one-half will vest on December 7, 2023. See the “Outstanding Equity Awards at Fiscal-Year End” table below for more information about the 2020 NEO Multiyear Options.
Performance-based RSU Awards. Our compensation committee granted annual performance-based RSUs to Messrs. Wendling and Rosenthaler and Ms. Wilm in March 2022. Our compensation committee granted to each of Messrs. Wendling and Rosenthaler and Ms. Wilm 13,656, 24,670 and 24,670 LTRPA performance-based RSUs, respectively (collectively, the 2022 Chief RSUs). The 2022 Chief RSUs would vest subject to the satisfaction of performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2022 Chief RSUs and reviewed each named executive officer’s performance against that performance program to determine which portion of the award would be paid. Our compensation committee reviewed the 2022 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei. Mr. Maffei recommended that our committee vest 100% of the 2022 Chief RSUs based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2022 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media);

•
in the case of Mr. Maffei, payment of legal expenses pertaining to his employment arrangement; and

•
occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between our company and Liberty Media), which is primarily used for business purposes, and occasional, personal use of a company car and driver.

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
76 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment with Liberty Media, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2022, pursuant to November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of (i) the termination of his employment with Liberty Media or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL) rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
For disclosure purposes, Liberty Media determines the aggregate incremental cost to Liberty Media of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because Liberty Media’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to the amended services agreement, we pay Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using Liberty Media’s corporate aircraft for our company’s business matters along with the approved personal use of Liberty Media’s corporate aircraft that are allocable to our company under the amended services agreement. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
CHANGES FOR 2023
In March 2023, our compensation committee and Messrs. Maffei, Wendling, Rosenthaler and Ms. Wilm agreed that Mr. Maffei’s 2023 Annual Awards and the 2023 annual equity awards granted to Messrs. Wendling and Rosenthaler and
LIBERTY TRIPADVISOR HOLDINGS, INC. / 77

EXECUTIVE COMPENSATION
Ms. Wilm under the 2019 incentive plan would be comprised twenty-five percent (25%) in the form of performance-based RSUs, subject to the same terms and conditions as the 2022 Maffei RSUs and the 2022 Chief RSUs, respectively, and seventy-five percent (75%) in the form of cash-based awards, generally subject to the same terms and conditions as the performance-based RSUs.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2022 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code is considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In those instances where we grant equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Beginning in December 2020, we also began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to the company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach. The company intends to review and update its recoupment provisions as necessary or appropriate in light of the new rules adopted by the SEC and Nasdaq with respect to the recoupment of incentive compensation.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company to such executive officer, with the required ownership level automatically adjusted following these annual grants. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
78 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of our compensation committee during 2022 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Larry E. Romrell
Michael J. Malone
J. David Wargo
LIBERTY TRIPADVISOR HOLDINGS, INC. / 79

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/22)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	2022	150,000	—	748,898	—	1,130,500	45,179(6)	2,074,577
	2021	150,000	—	1,090,509	—	1,173,000	73,605(6)	2,487,114
	2020	150,000	—	5,310,861	—	1,377,317	47,717(6)	6,885,895
Brian J. Wendling Senior Vice President and Chief Financial Officer	2022	—	—	26,493	—	43,550	—	70,043
	2021	—	—	38,637	—	48,301	—	86,938
	2020	—	—	9,230	136,488	—	—	145,718
Albert E. Rosenthaler Chief Corporate Development Officer	2022	—	—	47,860	—	79,680	—	127,540
	2021	—	—	69,790	—	88,371	—	158,161
	2020	—	—	19,002	246,561	—	—	265,563
Renee L. Wilm(7) Chief Legal Officer and Chief Administrative Officer	2022	—	—	47,860	—	88,219	—	136,079
	2021	—	—	69,790	—	92,534	—	162,324
	2020	—	—	15,270	66,395	—	—	81,665

(1)
Represents only that portion of Mr. Maffei’s base salary that, beginning January 1, 2020, was allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement as described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” For a description of the allocation of Mr. Maffei’s compensation among Liberty Media, our company and the other Service Companies pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, see “—Compensation Discussion and Analysis—Services Agreement” above. In 2020, our company’s allocable portion of Mr. Maffei’s base salary was $150,000, but due to the financial impact of the coronavirus pandemic, for the period from April 4, 2020 through December 31, 2020, Mr. Maffei offered to waive the right to receive his base salary except for amounts sufficient to cover health insurance, flexible spending contributions and certain taxes. Mr. Maffei received an aggregate of $41,000 in cash salary during 2020. In consideration for the portion of Mr. Maffei’s 2020 base salary that he offered to waive and restructure (which totaled $109,000), we granted to Mr. Maffei RSUs, which had a grant date fair value of $143,324 (the 2020 Maffei Restructuring RSUs). The portion of the grant date fair value of the 2020 Maffei Restructuring RSUs that replaced Mr. Maffei’s foregone base salary of $109,000 is reflected in the “Salary” column of this Summary Compensation Table. The portion of the grant date fair value of the 2020 Maffei Restructuring RSUs that exceeded the amount of Mr. Maffei’s foregone base salary was $34,324 and is reported in the “Stock Awards” column of this Summary Compensation Table in accordance with applicable SEC rules.

(2)
Reflects, as applicable, the grant date fair value of the 2020 Maffei Term RSUs (as defined below), the 2022 Maffei RSUs, the performance-based RSUs granted to Mr. Maffei in 2021 and 2020, the portion of the 2020 Maffei Restructuring RSUs that exceeded the amount of base salary waived by Mr. Maffei ($34,324), the 2022 Chief RSUs and the RSUs awarded to Messrs. Wendling and Rosenthaler and Ms. Wilm in 2021 and 2020. A maximum payout equal to 1.5 times the target number of 2022 Maffei RSUs and the RSUs granted to Mr. Maffei in 2021 and 2020, or $1,123,347, $1,312,500 and $1,312,500, respectively, of grant value was established. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 10 to our consolidated financial statements for the year ended December 31, 2022 (which are included in our 2022 Form 10-K).

(3)
The grant date fair values of the 2020 NEO Multiyear Options have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 10 to our consolidated financial statements for the year ended December 31, 2022 (which are included in our 2022 Form 10-K).

(4)
Represents each named executive officer’s annual performance-based bonus. In 2020, to preserve cash due to the financial impact of the coronavirus pandemic, the company paid Mr. Maffei’s performance-based bonus amount in 572,665 stock options to purchase shares of LTRPB. Reflects the grant date fair value of those stock options computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 10 to our consolidated financial statements for the year ended December 31, 2022 (which are included in our 2022 Form 10-K).

(5)
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the year indicated above and our company reimburses Liberty Media for our allocable portion.

Beginning in 2020, the company’s named executive officers were afforded the opportunity to use a portion of Liberty Media’s fractional ownership contract with NetJets for personal use, provided that each such named executive officer or director was
80 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
responsible for reimbursing Liberty Media for costs associated therewith. This opportunity expired on February 28, 2021. However, from time to time, with the approval of the Chief Executive Officer, our named executive officers are permitted to use a portion of our NetJets contract for personal use, provided they reimburse Liberty Media for costs associated therewith.
(6)
Includes the following amounts, which were allocated to our company under the amended services agreement:

	Amounts ($)
	2022	2021	2020
Payment in 2020 for legal expenses pertaining to Mr. Maffei’s employment agreement entered into in December 2019	N/A	N/A	32,641
Compensation related to personal use of corporate aircraft(a)	42,948	70,949	13,395
Life insurance premiums	376	376	101
Matching contributions made to the Liberty Media 401(k) Savings Plan(b)	1,525	1,450	1,425

(a)
Calculated based on aggregate incremental cost of such usage allocated to our company.

(b)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and Liberty Media contributed a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company reimburses Liberty Media under the amended services agreement for our allocable portion of the matching contribution for Mr. Maffei. Mr. Maffei’s matching contributions are fully vested. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

(7)
Ms. Wilm assumed the role of Chief Administrative Officer in January 2021.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 81

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
GREGORY B. MAFFEI
2019 Maffei Employment Agreement
Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase) and a one-time cash commitment bonus of $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront awards (with an aggregate grant date fair value of $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of $17.5 million.
Maffei Term Equity Awards
Also, on December 13, 2019, in connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) to be granted in two equal tranches. The first tranche of the Upfront Awards was granted in December 2019 and consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from our company that vest, in the case of the stock options, on December 31, 2023 and, in the case of the restricted stock units on December 15, 2023, subject to Mr. Maffei’s continued employment, except as described below. Our portion of the Upfront Awards granted in December 2019 had an aggregate grant date fair value of $2,250,000 and consisted of 320,057 LTRPB RSUs (the 2019 Maffei Term RSUs).
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from our company. The stock options will vest on December 31, 2024 and the restricted stock units will vest on December 7, 2024, in each case, subject to Mr. Maffei’s continued employment, except as described below. Our portion of the Upfront Awards granted in December 2020 had an aggregate grant date fair value of $2,700,000 and consisted of 1,000,000 LTRPB RSUs (the 2020 Maffei Term RSUs).
Annual Awards
Pursuant to the 2019 Maffei Employment Agreement, the aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options), performance-based restricted stock units (the Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of Liberty Media or the applicable other Service Company with respect to its allocable portion of the Annual Performance RSUs. For a description of Mr. Maffei’s Annual Awards, see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards.”
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the amended services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement), he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for the prior completed year, any unpaid expense reimbursements
82 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
and any amounts due under applicable law; (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty Broadband and us; (iv) full vesting of his Upfront Awards and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty Broadband and us; (vi) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty Broadband and us; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty Media, including continued use of Liberty Media’s aircraft (collectively, the severance benefits).
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement), he will be entitled to full vesting of the upfront awards and the Annual Awards, in each case, granted by us for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services had been terminated without cause or for good reason as described above in “—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason.”
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit any unvested portion of the upfront awards granted by us, and if the termination for cause occurs before the close of business on December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and all of the annual equity awards granted by our company for that grant year. If Mr. Maffei’s services are terminated by our company for cause after the close of business on December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for any outstanding performance-based restricted stock units for the grant year, the award will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason, he will be entitled to pro rata vesting of the upfront awards granted by our company (based on the number of days that have elapsed over the four-year vesting period). He will also be entitled to pro rata vesting of his annual equity awards for the year of termination granted by us (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to us. If Mr. Maffei also voluntarily terminates his employment with Liberty Media, rather than being entitled to payment of our allocated portion of his annual cash bonus, Mr. Maffei would be entitled to receive a payment from Liberty Media equal to $17 million, prorated based upon the elapsed number of days in the calendar year of termination. Our company would reimburse Liberty Media for our allocable portion of this payment.
EQUITY INCENTIVE PLANS
The 2019 incentive plan is designed, and prior to its expiration, the Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan (amended and restated March 11, 2015), as amended (the 2014 incentive plan), was designed, to provide
LIBERTY TRIPADVISOR HOLDINGS, INC. / 83

EXECUTIVE COMPENSATION
additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or Qurate Retail providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2019 incentive plan (collectively, as used in this description of the 2019 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 5,000,000 shares, subject to anti-dilution and other adjustment provisions of the 2019 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $3 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2019 incentive plan is administered by the compensation committee with regard to all awards granted under the 2019 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full Board of Directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2019 incentive plan is the only incentive plan under which awards will be made.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2022, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2022, which consisted of employees located in the U.S., Europe and throughout the rest of the world, representing all full-time, part-time and temporary employees, including hourly employees, employed by our company and our consolidated subsidiary, Tripadvisor, on that date. Using information from our payroll records, we then measured each employee’s annual total compensation for calendar year 2022, consisting of annualized base salary, short-term bonus at target and annual long-term equity incentive award at target. Tripadvisor annualized the compensation of approximately 980 full-time and part-time employees who were hired in 2022 but who did not work for the entire fiscal year. The earnings of Tripadvisor’s employees outside the U.S. were converted to U.S. dollars using the currency exchange rates used for Tripadvisor’s organizational planning purposes, which consider historic and forecasted rates as well as other factors. We did not make any cost-of-living adjustments.
Once we identified our median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$2,074,577
Median Employee Total Annual Compensation	$118,264
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	18:1
84 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2022 to the named executive officers.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(3)
Gregory B. Maffei
	03/09/2022(4)	—	850,000	1,700,000	—	—	—	—	—	—	—
LTRPB	03/09/2022(5)	—	—	—	—	367,107	550,661	—	—	—	748,898
Brian J. Wendling
	03/09/2022(4)	—	30,996	61,993	—	—	—	—	—	—	—
LTRPA	03/09/2022(5)	—	—	—	—	13,656	—	—	—	—	26,493
Albert E. Rosenthaler
	03/09/2022(4)	—	56,711	113,423	—	—	—	—	—	—	—
LTRPA	03/09/2022(5)	—	—	—	—	24,670	—	—	—	—	47,860
Renee L. Wilm
	03/09/2022(4)	—	56,732	113,465	—	—	—	—	—	—	—
LTRPA	03/09/2022(5)	—	—	—	—	24,670	—	—	—	—	47,860
(1)
Our 2022 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2022 performance-based bonus program. The amounts in the Maximum column represent the maximum amount that could have been payable to each named executive officer. For more information on this performance bonus program, see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—2022 Performance-based Bonuses” above. For the actual bonuses paid by our company see the amounts included for 2022 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
The terms of the 2022 Maffei RSUs and the 2022 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. With respect to the 2022 Maffei RSUs, the amount in the Target column represents the target amount that would have been payable to Mr. Maffei assuming achievement of the target performance goals. With respect to the 2022 Chief RSUs, the amounts in the Target column represent the target amount that would have been payable to the named executive officer assuming (x) achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering criteria established by our compensation committee in March 2022. For the actual 2022 Maffei RSUs and 2022 Chief RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation.”

(3)
With respect to the 2022 Maffei RSUs, the amount in the Maximum column represents the maximum amount that would have been payable assuming maximum achievement of the performance goals. For the actual 2022 Maffei RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards.”

(4)
Reflects the date on which our compensation committee established the terms of the 2022 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—2022 Performance-based Bonuses.”

(5)
Reflects the date on which our compensation committee established the terms of the 2022 Maffei RSUs and the 2022 Chief RSUs as described under “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” and “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Performance-based RSU Awards.”

LIBERTY TRIPADVISOR HOLDINGS, INC. / 85

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2022 and held by the named executive officers.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
LTRPB	1,797,107	—	—	27.83	12/21/2024	—	—	—	—
LTRPB	26,557	—	—	14.28	03/06/2026	—	—	—	—
LTRPB	572,665	—	—	3.76	12/15/2027	—	—	—	—
RSU Awards
LTRPB	—	—	—	—	—	320,057(1)	8,001,425	—	—
LTRPB	—	—	—	—	—	1,000,000(2)	25,000,000	—	—
LTRPB	—	—	—	—	—	—	—	367,107(3)	9,177,675
Brian J. Wendling
Option Award
LTRPA	24,745	24,746(4)	—	4.31	12/07/2027	—	—	—	—
RSU Award
LTRPA	—	—	—	—	—	—	—	13,656(3)	9,144
Albert E. Rosenthaler
Option Award
LTRPA	44,702	44,702(4)	—	4.31	12/07/2027	—	—	—	—
RSU Award
LTRPA	—	—	—	—	—	—	—	24,670(3)	16,519
Renee L. Wilm
Option Awards
LTRPA	22,207	22,207(5)	—	7.07	11/11/2026	—	—	—	—
LTRPA	12,037	12,038(4)	—	4.31	12/07/2027	—	—	—	—
RSU Award
LTRPA	—	—	—	—	—	—	—	24,670(3)	16,519

(1)
Vests on December 15, 2023.

(2)
Vests on December 7, 2024.

(3)
Represents the target number of 2022 Maffei RSUs that Mr. Maffei could earn and the target number of 2022 Chief RSUs that Messrs. Wendling and Rosenthaler and Ms. Wilm could earn based on performance in 2022.

(4)
Represents the final vesting tranche of the 2020 NEO Multiyear Options, which vests on December 7, 2023.

(5)
Represents the final vesting tranche of the stock options granted to Ms. Wilm in 2019, which vests on September 23, 2023.

86 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the vesting of RSUs held by our named executive officers during 2022. None of our named executive officers exercised any options during 2022.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
LTRPB	—	—	154,321	290,123
Brian J. Wendling
LTRPA	—	—	5,741	10,276
Albert E. Rosenthaler
LTRPA	—	—	10,370	18,562
Renee L. Wilm
LTRPA	—	—	10,370	18,562

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 87

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2022, which was the last day of our last completed fiscal year. For purposes of the following table, we have assumed that Mr. Maffei’s employment had terminated at each of Liberty Media, Liberty TripAdvisor and the other Service Companies. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 30, 2022 (the last trading day in 2022) for our Series A common stock and Series B common stock, which were $0.67 and $25.00, respectively. Any option awards held by the named executive officers that had an exercise price that was more than the closing market price of our Series A common stock or Series B common stock, as applicable, on December 30, 2022 have been excluded from the table below. For all other option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers has received awards and payments under our incentive plans. Additionally, Mr. Maffei is entitled to certain payments and acceleration rights upon termination under his employment agreement.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits,” which are incorporated by reference herein):
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment without good reason, (i) his 2019 Maffei Term RSUs and 2020 Maffei Term RSUs would have been subject to pro rata vesting (based on the number of days elapsed during the four-year vesting period) and, (ii) assuming such termination occurred after the close of business on December 31, 2022, his 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. Maffei would have been entitled to certain other benefits upon a voluntary termination of his employment without good reason with our company as of December 31, 2022. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also voluntarily terminated. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. Messrs. Wendling and Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause” (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights). However, if Mr. Maffei’s employment had been terminated for cause after the close of business on December 31, 2022, his 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Unless there is a different definition in the applicable award agreement, each of the 2014 incentive plan and the 2019 incentive plan defines “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within
88 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, including the stock options granted to him in 2014, “cause,” as defined in the applicable award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the Board of Directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights to exercise vested options or similar rights following a termination for cause under his equity award agreements. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—For Cause Termination at our Company” above.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
As of December 31, 2022, Mr. Maffei’s unvested equity awards consisted of the 2019 Maffei Term RSUs, the 2020 Maffei Term RSUs and the 2022 Maffei RSUs. Upon a termination of his employment by our company without cause (as defined in the 2019 Maffei Employment Agreement) or by him for good reason (as defined in the 2019 Maffei Employment Agreement), the 2019 Maffei Term RSUs and 2020 Maffei Term RSUs would have vested and, assuming such termination occurred after the close of business on December 31, 2022, the 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. Maffei would also be entitled to severance pay and benefits from our company upon a termination without cause or by him for good reason. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also terminated without cause or for good reason. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” and “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason.”
As of December 31, 2022, Messrs. Wendling’s and Rosenthaler’s only unvested equity awards were their 2022 Chief RSUs and the final vesting tranche of their 2020 NEO Multiyear Options. Ms. Wilm’s only unvested equity awards were the 2022 Chief RSUs, the final vesting tranche of her 2020 NEO Multiyear Options and the final vesting tranche of the stock options granted to Ms. Wilm in 2019. Upon a termination of employment without cause, the final vesting tranche of Ms. Wilm’s 2019 multi-year stock option award and the final vesting tranche of the 2020 NEO Multiyear Options would have vested. Upon a termination without cause as of December 31, 2022, the 2022 Chief RSUs held by these officers would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. None of Messrs. Wendling or Rosenthaler or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards (except that, assuming Mr. Maffei’s death occurred after the close of business on December 31, 2022, the 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee). Mr. Maffei is also entitled to certain payments and other benefits if he dies while employed by our company. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability.” None of the other named executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2022.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements provide for vesting of any outstanding options
LIBERTY TRIPADVISOR HOLDINGS, INC. / 89

EXECUTIVE COMPENSATION
and the lapse of restrictions on any unvested RSU awards (except that, assuming Mr. Maffei’s termination due to disability occurred after the close of business on December 31, 2022, the 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee). Mr. Maffei is also entitled to certain payments and other benefits upon a termination of his employment due to disability. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability.” None of the other named executive officers would have been entitled to any severance pay or other benefits from our company upon a termination due to disability, assuming a termination date as of December 31, 2022.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options and the lapse of restrictions on any RSU (other than, in the case of the 2020 Maffei Term RSUs and 2019 Maffei Term RSUs) held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards (other than the 2019 Maffei Term RSUs and the 2020 Maffei Term RSUs) would vest in the case of a change in control described in the last bullet. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his right to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term RSUs and 2020 Maffei Term RSUs. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.
90 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei
Severance	850,000(1)	—	3,750,000(2)	3,750,000(2)	3,750,000(2)	—
Options	12,448,096(3)	12,448,096(4)	12,448,096(5)	12,448,096(5)	12,448,096(5)	12,448,096(6)
RSUs	28,182,850(3)	9,177,675(4)	42,179,100(5)	42,179,100(5)	42,179,100(5)	9,177,675(6)
Perquisites(7)	—	—	40,664	—	40,664	—
Total	41,480,946	21,625,771	58,417,860	58,377,196	58,417,860	21,625,771
Brian J. Wendling
Options	—(8)	—(8)	—(9)	—(10)	—(10)	—(11)
RSUs	—(8)	—(8)	9,144(9)	9,144(10)	9,144(10)	9,144(11)
Total	—	—	9,144	9,144	9,144	9,144
Albert E. Rosenthaler
Options	—(8)	—(8)	—(9)	—(10)	—(10)	—(11)
RSUs	—(8)	—(8)	16,519(9)	16,519(10)	16,519(10)	16,519(11)
Total	—	—	16,519	16,519	16,519	16,519
Renee L. Wilm
Options	—(8)	—(8)	—(9)	—(10)	—(10)	—(11)
RSUs	—(8)	—(8)	16,519(9)	16,519(10)	16,519(10)	16,519(11)
Total	—	—	16,519	16,519	16,519	16,519

(1)
If Mr. Maffei had voluntarily terminated his employment without good reason at Liberty TripAdvisor, Liberty Media and each of the other Service Companies (as defined in the 2019 Maffei Employment Agreement) as of December 31, 2022, he would have been entitled to receive in a lump sum $17 million, prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. The amount in the table includes our allocable portion of this payment (5%) for which we would reimburse Liberty Media.

(2)
If Mr. Maffei’s employment at Liberty TripAdvisor, Liberty Media and each of the other Service Companies had been terminated as of December 31, 2022 by Liberty TripAdvisor, Liberty Media and each of the other Service Companies without cause (as defined in the 2019 Maffei Employment Agreement), by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control), in each case, subject to execution of a mutual release, or due to Mr. Maffei’s death or disability, he would have been entitled to receive (i) a payment of two times his 2022 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” above. The amount in the table includes our allocable portion of this payment (5%) for which we would reimburse Liberty Media. The amount in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2022 cash bonus prior to December 31, 2022.

(3)
Based on (i) the number of vested options held by Mr. Maffei at December 31,2022 and (ii) the number of unvested RSUs that would vest pursuant to the following: If Mr. Maffei voluntarily terminated his employment without good reason as of December 31, 2022, he would have been entitled to pro rata vesting of the 2019 Maffei Term RSUs and the 2020 Maffei Term RSUs (based on the number of days that had elapsed over the four-year vesting period) and, assuming such termination occurred after the close of business on December 31, 2022, the 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Because the exercise price of the stock options granted to Mr. Maffei in 2014 is more than the closing market price of LTRPB shares on December 30, 2022, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2022 Maffei RSUs, which is reflected in the table above.

(4)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2022 and (ii) the number of unvested RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated for cause, he would have forfeited his 2019

LIBERTY TRIPADVISOR HOLDINGS, INC. / 91

EXECUTIVE COMPENSATION
Maffei Term RSUs and his 2020 Maffei Term RSUs. Assuming such termination occurred after the close of business on December 31, 2022, his 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Because the exercise price of the stock options granted to Mr. Maffei in 2014 is more than the closing market price of LTRPB shares on December 30, 2022, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2022 Maffei RSUs, which is reflected in the table above.
(5)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2022 and (ii) the number of unvested RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated as of December 31, 2022 without cause (as defined in the 2019 Maffei Employment Agreement), for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) or due to Mr. Maffei’s death or disability, his 2019 Maffei Term RSUs and his 2020 Maffei Term RSUs would have vested in full and, assuming such termination occurred after the close of business on December 31, 2022, his 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Because the exercise price of the stock options granted to Mr. Maffei in 2014 is more than the closing market price of LTRPB shares on December 30, 2022, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2022 Maffei RSUs, which is reflected in the table above.

(6)
Based on the number of vested options held by Mr. Maffei at December 31, 2022 and the number of 2019 Maffei Term RSUs, 2020 Maffei Term RSUs and 2022 Maffei RSUs. As described above, our compensation committee vested Mr. Maffei at 100% of 2022 Maffei RSUs, which is reflected in the table above. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of the 2019 Maffei Term RSUs and the 2020 Maffei Term RSUs. For purposes of the tabular presentation above, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company. Because the exercise price of the stock options granted to Mr. Maffei in 2014 is more than the closing market price of LTRPB shares on December 30, 2022, no value has been included for these awards in the table. See the “Outstanding Equity Awards at Fiscal Year-End” table above.

(7)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2022, he would have been entitled to receive (i) personal use of the corporate aircraft for 120 hours per year, (ii) information technology support from the Company, as reasonably requested by Mr. Maffei, and (iii) continuation of such other perquisites as Mr. Maffei was entitled to receive prior to such termination, in each case, over a 12-month period. Perquisite amount of $813,287 represents the maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft. The amount in the table includes our allocable portion of this payment (5%) for which we would reimburse Liberty Media.

(8)
Each of Messrs. Wendling and Rosenthaler and Ms. Wilm would have forfeited the unvested portion of his or her 2020 NEO Multiyear Options and all of his or her 2022 Chief RSUs if his or her employment had been terminated by him or her or by the company for cause as of December 31, 2022. Ms. Wilm would have forfeited the unvested portion of the stock options awarded to her in 2019 if her employment had been terminated by her or by the company for cause as of December 31, 2022.

(9)
Based on the number of unvested RSUs held by the named executive officer as of December 31, 2022 that would have vested pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated without cause as of December 31, 2022, their 2022 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Performance-based RSU Awards,” our compensation committee vested all of the 2022 Chief RSUs, which is reflected in the table above. The unvested portions of the stock options granted in 2019 to Ms. Wilm and the 2020 NEO Multiyear Options would have also vested, but because the exercise prices of all stock options held by Messrs. Wendling and Rosenthaler and Ms. Wilm at December 31, 2022, whether vested or unvested, are more than the closing market price of LTRPA shares on December 30, 2022, no value has been included for these awards in the table.

(10)
Based on the number of unvested RSUs held by the named executive officer as of December 31, 2022 that would vest pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2022, all of the 2022 Chief RSUs would have vested. The unvested portions of the 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 would have also vested, but because the exercise prices of all stock options held by Messrs. Wendling and Rosenthaler and Ms. Wilm at December 31, 2022, whether vested or unvested, are more than the closing market price of LTRPA shares on December 30, 2022, no value has been included for these awards in the table.

(11)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the 2022 Chief RSUs would have vested. The unvested portions of the 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 would have also vested, but because the exercise prices of all stock options held by Messrs. Wendling and Rosenthaler and Ms. Wilm at December 31, 2022, whether vested or unvested, are more than the closing market price of LTRPA shares on December 30, 2022, no value has been included for these awards in the table.

92 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of the Company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (TSR) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2022	2,074,577	(545,382)	111,221	15,695	LTRPA	9.11	101.81	46	61
					LTRPB	344.83
2021	2,487,114	(554,556)	135,808	2,740	LTRPA	29.52	119.56	38	23
					LTRPB	231.03
2020	6,885,895	7,849,353	164,315	166,888	LTRPA	59.05	103.32	(862)	(12)
					LTRPB	405.93

(1)
Our Principal Executive Officer (PEO) for each of the fiscal years indicated was Mr. Maffei. Our named executive officers other than our PEO (non-PEO NEOs) for each of the fiscal years indicated were Messrs. Wendling and Rosenthaler and Ms. Wilm.

(2)
Reflects, for Mr. Maffei, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 93

EXECUTIVE COMPENSATION
(3)
Represents the compensation actually paid to Mr. Maffei and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
PEO
2022	2,074,577	(748,898)	—	258,260	(2,079,090)	—	(50,231)	(545,382)
2021	2,487,114	(1,090,509)	—	351,620	(3,007,750)	—	704,968	(554,556)
2020	6,885,895	(5,310,861)	—	5,661,535	(861,914)	1,628,048	(153,351)	7,849,353
Non-PEO NEOs
2022	111,221	(40,738)	—	14,069	(34,029)	—	(34,828)	15,695
2021	135,808	(59,406)	—	19,155	(125,606)	—	32,789	2,740
2020	164,315	(14,501)	(149,815)	217,659	(39,000)	—	(11,771)	166,888

(a)
Reflects, for Mr. Maffei, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K do not include adjustments for dividends paid or the fair value of equity awards received in lieu of cash compensation foregone at a named executive officer’s election where such amounts are reported in the Salary, Bonus or All Other Compensation columns of the Summary Compensation Table in accordance with SEC guidance.

(c)
Reflects, with respect to Mr. Maffei, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Mr. Maffei, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in each of our Series A and Series B common stock (Nasdaq: LTRPA and LPRTB) from December 31, 2019 through December 31 of each covered fiscal year.

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Hotels, Restaurants, and Leisure Index from December 31, 2019 through December 31 of each covered fiscal year. The S&P 500 Hotels, Restaurants, and Leisure Index was selected as the peer group for purposes of this disclosure because it contains peer companies to Tripadvisor, which is our operating company, the financial performance of which factors into compensation paid to Mr. Maffei and the non-PEO NEOs.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
We define Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, Adjusted OIBDA includes our attributable interests in our equity investments.

94 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return
PEO

Compensation Actually Paid (thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
2020
2021
2022
TSR Per $100
$500.00
$400.00
$300.00
$200.00
$100.00
$-
Comp.
LTRPA TSR
LTRPB TSR
PEER TSR

non-PEO NEOs

Compensation Actually Paid (thousands)
$200
$150
$100
$50
$-
$500
$400
$300
$200
$100
$-
TSR Per $100
2020
2021
2022
Comp.
LTRPA TSR
LTRPB TSR
PEER TSR

Relationship Between Compensation Actually Paid and Net Income
PEO

$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
Compensation Actually Paid (thousands)
$100
$-
$(100)
$(200)
$(300)
$(400)
$(500)
$(600)
$(700)
$(800)
$(900)
$(1,000)
Net Income
2020
2021
2022
Comp.
Net Income

non-PEO NEOs

Compensation Actually Paid (thousands)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$100
$-
$(100)
$(200)
$(300)
$(400)
$(500)
$(600)
$(700)
$(800)
$(900)
$(1,000)
Net Income
2020
2021
2022
Comp.
Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA
PEO

Compensation Actually Paid (thousands)
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
2020
2021
2022
$70
$60
$50
$40
$30
$20
$10
$-
$(10)
$(20)
Adjusted OIBDA
Comp.
Adjusted OIBDA

non-PEO NEOs

Compensation Actually Paid (thousands)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
2020
2021
2022
$70
$60
$50
$40
$30
$20
$10
$-
$(10)
$(20)
Adjusted OIBDA
Comp.
Adjusted OIBDA

LIBERTY TRIPADVISOR HOLDINGS, INC. / 95

EXECUTIVE COMPENSATION
2022 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
Free Cash Flow
EQUITY COMPENSATION OF PLAN INFORMATION
The following table sets forth information as of December 31, 2022 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended			—(1)
LTRPA	231,213	$13.95
LTRPB	1,823,664	$27.63
Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan			424,269(2)
LTRPA	1,349,003	$4.72
LTRPB	2,259,829	$3.76
Total
LTRPA	1,580,216
LTRPB	4,083,493
			424,269

(1)
Upon adoption of the 2019 incentive plan, the Board of Directors ceased making any further grants under the 2014 incentive plan. The amounts reported for the 2014 incentive plan reflect the number of securities to be issued upon exercise of outstanding options and the weighted average exercise price thereof.

(2)
The 2019 incentive plan permits grants of, or with respect to, shares of any series of our common stock. The amounts reported for the 2019 incentive plan reflect 870,651 shares of LTRPA and 572,665 shares of LTRPB to be issued upon exercise of outstanding options and 478,352 shares of LTPRA and 1,687,164 shares of LTRPB to be issued upon the settlement of restricted stock units. For restricted stock units subject to performance-based vesting requirements, such amounts assume the awards vest at 100 percent of target performance. As described in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2022 Maffei RSUs, but had 150 percent of the 2022 Maffei RSUs vested, 550,661 shares of LTRPB would have been issuable upon the settlement of restricted stock units. The weighted average exercise prices do not take into account restricted stock units, which by their nature do not have an exercise price.

96 / 2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our common stock. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information is given as of February 28, 2023 and, in the case of percentage ownership information, is based upon 72,654,379 LTRPA shares and 3,370,368 LTRPB shares, in each case, outstanding on February 28, 2023. The percentage voting power is presented on an aggregate basis for all series of common stock.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei c/o Liberty TripAdvisor Holdings, Inc. 12300 Liberty Blvd. Englewood, CO 80112	LTRPA	—	—	43.1
	LTRPB	5,622,477(1)	97.5
Crimson Asset Management Ltd. 161 Bay Street, Suite 2693 Toronto, ON M5J 251	LTRPA	5,240,242(2)	7.2	4.9
	LTRPB	—	—
The Vanguard Group 100 Vanguard Blvd. Malven, PA 19355	LTRPA	4,337,240(3)	6.0	4.1
	LTRPB	—	—
Cove Street Capital, LLC 2101 East El Segundo Boulevard Suite 302 El Segundo, CA 90245	LTRPA	3,867,427(4)	5.3	3.6
	LTRPB	—	—

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Maffei, our Chairman of the Board, President and Chief Executive Officer, is given as of February 28, 2023, and is set forth in “Security Ownership of Management” below.

(2)
Based on Schedule 13G, filed February 21, 2023 by Crimson Asset Management Ltd. (Crimson Asset Management), which states that, with respect to LTRPA, Crimson Asset has sole voting and dispositive power over 5,240,242 shares. The address of Crimson Asset Management is 161 Bay Street, Suite 2693, Toronto, Ontario, Canada M5J 2S1.

(3)
Based on Schedule 13G, filed February 9, 2023 by The Vanguard Group (Vanguard), which states that, with respect to LTRPA, Vanguard has sole dispositive power over 4,311,815 shares and shared dispositive power over 25,425 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)
Based on Schedule 13G, filed February 10, 2023 by Cove Street Capital, LLC (Cove Street), which states that, with respect to LTRPA, Cove Street has shared voting power over 2,337,390 shares and shared dispositive power over 3,867,427 shares, (ii) Mr. Bronchick has sole voting and dispositive power as to 20,000 shares, shared voting power over 2,317,390 shares and shared dispositive power over 3,847,427 shares and (iii) CSC has no sole or shared dispositive or voting power over the reported shares. The address of Cove Street, Mr. Bronchick and CSC Partners is 525 South Douglas St, Suite 225, El Segundo, California 90245.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 97

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LTRPA and LTRPB), (2) our 8% Series A Cumulative Redeemable Preferred Stock (LTRPP) and (3) the Common Stock, par value $0.001 per share (TRIP), of our consolidated subsidiary Tripadvisor. None of our directors or named executive officers own shares of Tripadvisor’s Class B Common Stock, par value $0.001 per share (Tripadvisor Class B). Unless otherwise indicated, the security ownership information with respect to our common stock is given as of February 28, 2023 and, in the case of percentage ownership information, is based upon 72,654,379 LTRPA shares and 3,370,368 LTRPB shares, in each case, outstanding on that date. Unless otherwise indicated, the security ownership information with respect to LTRPP is given as of February 28, 2023 and, in the case of percentage ownership information, is based on 187,414 LTRPP shares outstanding on that date. Unless otherwise indicated, the security ownership information with respect to Tripadvisor is given as of February 28, 2023 and, in the case of percentage ownership information, is based on 128,164,615 TRIP shares and 12,799,999 Tripadvisor Class B shares, in each case, outstanding on February 10, 2023. The percentage voting power is presented in the table below on an aggregate basis for all series of our common stock. LTRPP shares are non-voting and therefore, in the case of percentage voting power, are not included. The percentage voting power for TRIP is presented in the table below on an aggregate basis for all series of TRIP common stock.
Shares of restricted stock that have been granted pursuant to Liberty TripAdvisor’s incentive plans are included in the outstanding share numbers, for purposes of the table below and throughout this proxy statement. Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LTRPB, though convertible on a one-for-one basis into shares of LTRPA, are reported as beneficial ownership of LTRPB only, and not as beneficial ownership of LTRPA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	LTRPA	—	—	43.1
	LTRPB	5,622(1)	97.5
	LTRPP	—	—
	TRIP	136(2)	*	*
Christy Haubegger Director	LTRPA	51(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Michael J. Malone Director	LTRPA	206(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Chris Mueller Director	LTRPA	136(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Larry E. Romrell Director	LTRPA	148(1)	*	*
	LTRPB	**	*
	LTRPP	—	—
	TRIP	—	—	—
98 / 2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Albert E. Rosenthaler Director and Chief Corporate Development Officer	LTRPA	81(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	37	*	*
J. David Wargo Director	LTRPA	231(1)(3)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Brian J. Wendling Senior Vice President and Chief Financial Officer	LTRPA	34(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LTRPA	49(1)	*	*
	LTRPB	—	—
	LTRPP	—	—
	TRIP	—	—	—
All directors and executive officers as a group (9 persons)	LTRPA	937(1)(3)	1.3	43.7
	LTRPB	5,623(1)	97.5
	LTRPP	—	—
	TRIP	174(2)	*	*

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2023.

	LTRPA	LTRPB
Gregory B. Maffei	—	2,396,329
Christy Haubegger	25,776	—
Michael J. Malone	117,214	—
Chris Mueller	27,050	—
Larry E. Romrell	117,435	—
J. David Wargo	204,323	—
Albert E. Rosenthaler	44,702	—
Brian Wendling	24,745	—
Renee L. Wilm	34,244	—
Total	791,541	2,396,329

(2)
Includes 1,938 shares of TRIP held by the Maffei Foundation. Mr. Maffei and his wife, as the two directors of the Maffei Foundation, have shared voting and investment power with respect to any shares held by the Maffei Foundation.

(3)
Includes 390 shares of LTRPA held by Mr. Wargo’s spouse as to which Mr. Wargo has disclaimed beneficial ownership.

LIBERTY TRIPADVISOR HOLDINGS, INC. / 99

Security Ownership of Certain Beneficial Owners and Management
HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
100 / 2023 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
INVESTMENT AGREEMENT
On March 26, 2020, pursuant to the Investment Agreement, among our company, Certares Holdings LLC (Certares Holdings), Certares Holdings (Blockable) LLC (Certares Blockable) and Certares Holdings (Optional) LLC (Certares Optional) (collectively, Assignor) and solely for the purposes of certain provisions specified therein, Gregory B. Maffei, as assigned pursuant to the Assignment and Assumption Agreement, dated as of March 26, 2020, by and among the Assignor and Certares LTRIP (the Purchaser, and together with Assignor, Certares), we issued and sold to the Purchaser 325,000 shares of LTRPP, for a purchase price of $1,000 per share. Effective as of March 29, 2021, the Repurchase Agreement between our company and the Purchaser, among other things, amended certain terms of the Investment Agreement. For more information regarding such amended terms of the Investment Agreement, see “—Stock Repurchase Agreement.”
The Investment Agreement contains certain covenants of our company and Certares, including, among other things, a covenant that, subject to certain exceptions including those set forth in the Repurchase Agreement and described below, Certares will not transfer, or agree to transfer, any of its shares of LTRPP.
Board Matters. Pursuant to the Investment Agreement, for so long as at least 25% of the original aggregate liquidation value of the LTRPP shares remains outstanding (the Threshold Amount), the holders of a majority of the LTRPP shares may appoint one director (the Series A Preferred Threshold Director) to our Board of Directors. Upon the closing of the transactions pursuant to the Investment Agreement, Mr. M. Gregory O’Hara, Founder and Senior Managing Director of Certares Management LLC, was appointed as the Series A Preferred Threshold Director and Vice Chairman of our Board of Directors. Pursuant to the Repurchase Agreement, effective as of March 29, 2021, Mr. O’Hara resigned as the Series A Preferred Threshold Director and the Purchaser permanently waived its right to appoint the Series A Preferred Threshold Director. As a condition to the transfer of any LTRPP shares, the transferee must agree to such waiver. In January 2023, Mr. O’Hara resigned from our Board of Directors. For more information regarding Board matters with respect to the Repurchase Agreement, see “—Stock Repurchase Agreement—Matters Relating to the Board.”
Consent Rights. For so long as the Threshold Amount remains outstanding, we will not pay any dividends on or repurchase shares of our common stock without the prior written consent of the holders of a majority of the LTRPP shares (subject to certain exceptions). In addition, for so long as the Purchaser beneficially owns a number of shares of LTRPP with an aggregate liquidation value at least equal to the Threshold Amount, we are required to obtain the prior written consent of the holders of at least a majority of the LTRPP shares prior to incurring certain indebtedness, issuing any stock which ranks on a parity basis with or senior to the LTRPP shares, issuing LTRPB shares, subject to certain exceptions, entering into certain affiliate transactions and transferring shares of Tripadvisor Class B and TRIP.
Sales Process. If our Board of Directors approves the initiation of a sale process to effect a change in control of itself or the entry into negotiations with a third party for a change in control, and, at such time, the Purchaser beneficially owns a number of shares of LTRPP with an aggregate liquidation value equal to at least the Threshold Amount, the Investment Agreement requires us to provide notice of such intent to the Purchaser, designate a nationally recognized investment bank to act as financial advisor, and provide the Purchaser the opportunity to participate as a potential buyer. In addition, if the Purchaser owns a number of shares of LTRPP with an aggregate liquidation value equal to at least the Threshold Amount, subject to certain exceptions, the Purchaser is entitled to certain rights to match offers consisting of at least 90% of cash consideration to acquire our company or LTRPB shares owned by Mr. Maffei, as the case may be.
LIBERTY TRIPADVISOR HOLDINGS, INC. / 101

Certain Relationships and Related Party Transactions
Consultation. For so long as the Purchaser owns shares of LTRPP having a liquidation value equal to at least the Threshold Amount, the Purchaser is entitled to certain consultation rights with our company with respect to any matter on which we vote our shares of Tripadvisor equity and with Mr. Maffei with respect to any matter on which he votes his LTRPB shares.
Tripadvisor Board. The Investment Agreement also required our company, upon closing, to nominate an individual designated by the Purchaser to the Board of Directors of Tripadvisor for so long as (i) the Purchaser beneficially owns a number of shares with an aggregate liquidation value equal to at least the Threshold Amount and (ii) we have a right to nominate at least two directors to Tripadvisor’s board of directors under the Tripadvisor Governance Agreement. On March 27, 2020, Mr. O’Hara was appointed to the board of directors of Tripadvisor.
The description of the Investment Agreement is qualified in its entirety by reference to the full text of the Investment Agreement, which is incorporated by reference herein and filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC March 16, 2020.
STOCK REPURCHASE AGREEMENT
No repurchases of LTRPP shares were made under the Repurchase Agreement or otherwise in 2022. We have outstanding 187,414 LTRPP shares.
The Repurchase Agreement contains customary representations, warranties and covenants of the parties. In addition, the Repurchase Agreement provides as follows:
Permanent Waiver of Put Right. The Purchaser permanently waived its put right with respect to our LTRPP shares contained in the Certificate of Designations (the Put Right).
Liberty TripAdvisor Call Right. We have the option, from time to time commencing on March 27, 2024, to call and repurchase (the Optional Repurchase Right) any and all of the outstanding LTRPP shares at the Optional Repurchase Price (as such term is defined in the Repurchase Agreement).
Restriction on Transfer of LTRPP Shares. Subject to exceptions contained in the Investment Agreement and the Repurchase Agreement, the LTRPP shares generally are non-transferable; provided that we have agreed not to unreasonably withhold our consent to certain transfers of up to 49% of the remaining LTRPP shares outstanding following the completion of the repurchase pursuant to the Repurchase Agreement (so long as there are no more than six holders of the LTRPP shares at any one time). Any transferee of LTRPP shares must agree to the permanent waiver of the Put Right, the permanent waiver of the right to appoint the Series A Preferred Threshold Director (as described below) and to the Optional Repurchase Right.
Lock-up on TRIP. Pursuant to the Repurchase Agreement, and subject to the limited exceptions described therein, the Purchaser was restricted from transferring TRIP shares for a period of six months commencing on March 22, 2021.
Matters Relating to the Board. Pursuant to the Repurchase Agreement, (i) Mr. O’Hara delivered a resignation to our Board of Directors as the Series A Preferred Threshold Director, (ii) the Purchaser permanently waived its right to appoint the Series A Preferred Threshold Director, (iii) the authorized size of our Board of Directors increased by two members (the LTRP New Board Seats) and (iv) Mr. O’Hara was appointed to one of the LTRP New Board Seats as a Class III member with a term expiring at our 2021 annual meeting of stockholders (the LTRP 2021 Annual Meeting) and Vice Chairman of our Board of Directors. Pursuant to the Repurchase Agreement, the Purchaser nominated Mr. O’Hara to be included in the slate of nominees recommended by our Board of Directors to our stockholders for election as directors at the LTRP 2021 Annual Meeting, at which meeting Mr. O’Hara was elected to continue serving as a Class III member of our Board of Directors until the 2024 annual meeting of stockholders or his earlier resignation or removal. The Purchaser has the right to nominate Mr. O’Hara to be included in any future slate of such nominees for Class III directors for so long as Purchaser beneficially owns LTRPP shares equal to at least the Threshold Amount. In the event Mr. O’Hara is not elected as a director of our Board of Directors, we will appoint Mr. O’Hara as a non-voting observer of our Board of Directors, subject to certain customary conditions, for so long as the Purchaser beneficially owns LTRPP shares equal to at least the Threshold Amount. In the event the Purchaser ceases to beneficially own LTRPP shares equal to at least the Threshold Amount, the Purchaser will cause Mr. O’Hara to immediately resign from our Board of Directors or, if applicable, his non-voting Board observer position, which will automatically terminate at such time. Effective January 31, 2023, Mr. O’Hara resigned from or Board of Directors due to competing professional obligations. In connection with his resignation from our Board of Directors effective January 31, 2023, Mr. O’Hara no longer serves as Vice Chairman of our Board of Directors.
102 / 2023 PROXY STATEMENT

Certain Relationships and Related Party Transactions
The description of the Repurchase Agreement is qualified in its entirety by reference to the full text of the Repurchase Agreement, which is incorporated by reference herein and filed as Exhibit 7(f) to our Amendment No. 4 to Schedule 13D filed with the SEC on March 24, 2021.
REGISTRATION RIGHTS AGREEMENT
Our company and the Purchaser entered into a Registration Rights Agreement. Under the Registration Rights Agreement, the Purchaser is entitled to demand and piggyback registration rights with respect to the shares of LTRPP and any shares of common stock of our company paid to satisfy our obligations under the Investment Agreement and the Certificate of Designations. The Purchaser will be entitled to four demand registration rights, subject to certain limitations, including that each demand must cover at least $15,000,000 in value of shares to be registered and that we will not be required to effect more than one underwritten shelf takedown during any 180 day period. We will pay the costs associated with such registrations (other than underwriting discounts, fees and commissions).
The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is incorporated by reference herein and filed as Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on March 16, 2020.
LETTER AGREEMENT WITH MR. MAFFEI
On December 21, 2014, Mr. Maffei received a one-time grant of options consisting of 1,797,107 options to purchase shares of LTRPB at an exercise price of $27.83 per share (the 2014 Options). Because of the significant voting power that Mr. Maffei would possess upon exercise of the 2014 Options, our Board of Directors determined that it would be appropriate to also grant Mr. Maffei approval for purposes of exempting him from the restrictions that may be imposed on him as an “interested stockholder” under Section 203 of the General Corporation Law of the State of Delaware (Section 203). Separately, Mr. Maffei advised our Board that, although no agreement, arrangement or understanding had been reached, he was in discussions with Mr. Malone regarding a potential exchange of shares of LTRPB owned by the Malones (as defined below) for shares of LTRPA owned by Mr. Maffei. As a result, the compensation committee of our Board and the members of our Board independent of Mr. Maffei and the Malones determined that it was appropriate to request that Mr. Maffei enter into a standstill agreement with our company, and on December 21, 2014, we and Mr. Maffei entered into a letter agreement (the Standstill Letter). The Standstill Letter was entered into in connection with the grant of the 2014 Options to Mr. Maffei and in anticipation of such potential exchange. On December 22, 2014, Mr. Maffei acquired 2,770,173 shares of LTRPB in exchange for 3,047,190 shares of LTRPA pursuant to an exchange transaction pursuant to which he exchanged (the Exchange) an aggregate of 3,047,190 shares of LTRPA in a private transaction with John C. Malone, our Chairman at the time, Mr. Malone’s wife and two trusts (the Trusts) managed by an independent trustee, the beneficiaries of which are Mr. Malone’s adult children (Mr. Malone, his wife and the Trusts, the Malones), for an aggregate of 2,770,173 shares of LTRPB held by the Malones. Prior to the grant of the 2014 Options and any agreement, arrangement or understanding between Mr. Maffei and Mr. Malone regarding the Exchange, the compensation committee of our Board and the members of our Board independent of Mr. Maffei and the Malones approved (x) each of Mr. Maffei and certain of his related persons as an “interested stockholder” and (y) the acquisition by such persons of shares of our common stock, in each case, for purposes of Section 203.
Although certain portions of the Standstill Letter terminated in accordance with their terms on December 21, 2019, Mr. Maffei agreed, subject to certain exceptions, to certain customary standstill provisions, which remain in effect. Such provisions prohibit Mr. Maffei and his Controlled Affiliates (as defined in the Standstill Letter), unless expressly authorized by a majority of the members of our Board who are independent, disinterested and unaffiliated with Mr. Maffei and his Controlled Affiliates, from: (i) effecting or seeking, offering or proposing (whether publicly or otherwise) to effect, or announcing any intention to effect or cause or participating in or assisting, facilitating or encouraging any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (A) any acquisition of any equity securities (or beneficial ownership thereof) or rights or options to acquire any equity securities (or beneficial ownership thereof), of our company, (B) any tender or exchange offer, consolidation, business combination, acquisition, merger, joint venture or other business combination involving our company, (C) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to our company or (D) any solicitation of proxies or consents relating to the election of directors with respect to our company; (ii) forming, joining or in any way participating in a “group” (as defined under Rule 13d-3 of the Exchange Act); (iii) depositing any Voting Securities (as defined in the Standstill Letter) in a voting trust or similar arrangement; (iv) granting any proxies with respect to any Voting Securities to any person (other
LIBERTY TRIPADVISOR HOLDINGS, INC. / 103

Certain Relationships and Related Party Transactions
than in his capacity as a designated representative of our company); (v) otherwise acting (alone or in concert with others), to call or seek to call a meeting of our stockholders, initiating any stockholder proposal or calling a special meeting of our Board of Directors; (vi) entering into any third-party discussions regarding the foregoing; (vii) publicly requesting a waiver or amendment of the foregoing, or making any public announcement regarding such restrictions; (viii) taking any action which would reasonably be expected to require our company to make a public announcement regarding the possibility of a business combination or merger; or (ix) advising, assisting or knowingly encouraging or directing any person to do so in connection with the foregoing. However, Mr. Maffei will not be deemed to have breached or violated these limitations to the extent such actions were taken in connection with his provision of services to our company as a member of our Board of Directors or as Chief Executive Officer of our company.
The standstill limitations cease to apply (i) if our company fails (subject to certain exceptions) to comply with our obligation to include Mr. Maffei (or his designee) on the Management Slate for election as a director (other than at Mr. Maffei’s request or because of Mr. Maffei’s refusal to accept such nomination), (ii) if Mr. Maffei ceases to serve as Chief Executive Officer of our company other than as a result of his resignation without Good Reason (as defined in the grant agreement related to the 2014 Options (the Option Agreement)), his Disability (as defined in the Option Agreement) or his termination for Cause (as defined in the Option Agreement), or (iii) if Mr. Maffei (or his designee) ceases to be a director of our company, other than (A) due to his refusal to serve as a director of our company or to propose a designee in his place, (B) due to his (or his designee’s) resignation, (C) due to Mr. Maffei’s election not to submit a replacement candidate for appointment or (D) during a period following Mr. Maffei’s resignation so long as our company is working in good faith to appoint a replacement designee of Mr. Maffei. The standstill limitations also cease to apply upon the occurrence of certain events set forth in the Standstill Letter, including our company entering into discussions regarding a transaction that would, if consummated, be reasonably likely to result in a Change of Control (unless Mr. Maffei has been released from such restrictions to the extent reasonably necessary for him to fully participate in any discussions (in his capacity as a stockholder) and to offer or propose alternative transactions involving himself and his Controlled Affiliates and third parties) or a third party commences a tender or exchange offer for at least 50.1% of our common stock which would result in a Change of Control of our company and which offer is not opposed by our company.
The foregoing is a summary of the Standstill Letter and is qualified by reference to the full text of the Standstill Letter, which is incorporated by reference herein and filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on December 29, 2014.
104 / 2023 PROXY STATEMENT

Annex A
LIBERTY TRIPADVISOR HOLDINGS, INC.
RESOLUTIONS OF THE BOARD OF DIRECTORS
Conversion and Plan of Conversion
WHEREAS, the Board of Directors (the “Board”) of Liberty TripAdvisor Holdings, Inc., a Delaware corporation (the “Corporation”), has considered the merits and risks of approving the conversion of the Corporation to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with Section 92A.195 of the Nevada Revised Statutes (the “NRS”) and Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”) and the proposed Plan of Conversion attached hereto and incorporated by reference herein in the form of Exhibit A (the “Plan of Conversion”);
WHEREAS, the Plan of Conversion provides, among other things, that the Corporation will convert from a Delaware corporation to a Nevada corporation to be named “Liberty Tripadvisor Holdings, Inc.” (the Corporation from and after the Effective Time (as defined below), the “Converted Corporation”), pursuant to and in accordance with Section 92A.195 of the NRS and Section 266 of the DGCL and the terms and conditions of the Plan of Conversion (the “Conversion”);
WHEREAS, the Plan of Conversion provides, among other things, that as soon as practicable following the satisfaction (or waiver, as permitted under the terms of the Plan of Conversion) of the conditions set forth therein, if the Plan of Conversion has not been terminated in accordance with the terms of the Plan of Conversion, the Corporation will cause articles of conversion meeting the requirements of Section 92A.205 of the NRS, in substantially the form attached hereto as Exhibit B (the “NV Articles of Conversion”), to be filed with the Secretary of State of the State of Nevada (the “NV SOS”), and will cause a certificate of conversion meeting the requirements of Sections 103 and 266 of the DGCL, in substantially the form attached hereto as Exhibit C (the “DE Certificate of Conversion”), to be filed with the Secretary of State of the State of Delaware (the “DE SOS”);
WHEREAS, the Conversion shall become effective at the time designated in the NV Articles of Conversion and the DE Certificate of Conversion (the “Effective Time”);
WHEREAS, the Plan of Conversion provides that at the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Corporation or any other person:
(i) each share of Series A Common Stock, par value $0.01 per share, of the Corporation issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Series A Common Stock, par value $0.01 per share, of the Converted Corporation;
(ii) each share of Series B Common Stock, par value $0.01 per share, of the Corporation issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Series B Common Stock, par value $0.01 per share, of the Converted Corporation; and
(iii) each share of the 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Corporation issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of the 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Converted Corporation; and
WHEREAS, based upon the information and advice presented by the Corporation’s management and after discussions and review by the Board of the principal terms and conditions of the proposed transactions set forth in the Plan of Conversion and the agreements relating thereto and taking into consideration a number of factors, the Board desires to (i) approve and declare advisable the Conversion and approve, adopt, and declare advisable the Plan of Conversion, (ii) determine that the Conversion and the Plan of Conversion, and the transactions contemplated thereby, including the Conversion (the “Transactions”), are advisable and fair to, and in the best interests of, the Corporation and its stockholders, (iii) direct that these resolutions of the Board approving the Conversion pursuant to and in accordance with applicable law and the Plan of Conversion be submitted to the stockholders of the Corporation for adoption, (iv) resolve to recommend that the stockholders of the Corporation approve the adoption of these resolutions of the Board, and (v) approve the following resolutions:
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby unanimously (i) approves and declares advisable the Conversion and approves, adopts, and declares advisable the Plan of Conversion, (ii) adopts the Plan of Conversion as a “plan of reorganization” within the meaning of Section 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations
LIBERTY TRIPADVISOR HOLDINGS, INC. / A-1

Annex A
promulgated under the Internal Revenue Code of 1986, as amended, (iii) determines that the Conversion and the Plan of Conversion, and the Transactions, are advisable and fair to, and in the best interests of, the Corporation and its stockholders, (iv) directs that these resolutions of the Board be submitted to the stockholders of the Corporation for adoption, and (v) recommends that the stockholders of the Corporation approve the adoption of these resolutions of the Board (the “Board Recommendation”).
RESOLVED FURTHER, that the form, terms, provisions and conditions of the Plan of Conversion, be, and the same hereby are, in all respects approved, and the Transactions and all other actions or matters necessary or appropriate to give effect to the foregoing be, and the same hereby are, in all respects approved.
RESOLVED FURTHER, that notwithstanding the foregoing resolutions and notwithstanding the receipt of the requisite stockholder approval of the adoption of these resolutions of the Board, the Board may abandon the Conversion and the Plan of Conversion and the Transactions, without further action by the stockholders of the Corporation, at any time prior to the Effective Time.
Converted Corporation Matters
WHEREAS, there has been presented to and considered by the Board a proposed form of Articles of Incorporation of the Converted Corporation in the form attached hereto as Exhibit D (the “Articles of Incorporation”); and
WHEREAS, the Board has determined that, in connection with the Conversion, it is advisable and fair to and in the best interests of the Corporation and its stockholders to (i) declare advisable, and adopt and approve, the Articles of Incorporation as the articles of incorporation of the Converted Corporation, subject to and contingent upon the consummation of the Conversion, and (ii) resolve to recommend adoption and approval of the Articles of Incorporation by the stockholders of the Corporation entitled to vote thereon.
NOW, THEREFORE, BE IT RESOLVED, that subject to and contingent upon the consummation of the Conversion, the Articles of Incorporation be, and hereby are, declared advisable, adopted and approved as the articles of incorporation of the Converted Corporation, with such Articles of Incorporation to be filed with the NV SOS in connection with the filing of the NV Articles of Conversion, to be effective at the Effective Time.
RESOLVED FURTHER, that notwithstanding the foregoing resolutions and notwithstanding the receipt of the requisite stockholder approval of the adoption of these resolutions of the Board, the Board may abandon the Articles of Incorporation, without further action by the stockholders of the Corporation, at any time prior to the Effective Time.
[Remainder of Page Intentionally Left Blank]
A-2 / 2023 PROXY STATEMENT

Annex A
EXHIBIT A
FORM OF PLAN OF CONVERSION
(See Annex B to Proxy Statement)
LIBERTY TRIPADVISOR HOLDINGS, INC. / A-3

Annex A
EXHIBIT B
FORM OF NV ARTICLES OF CONVERSION
(See attached)
A-4 / 2023 PROXY STATEMENT

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☒ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information: (Constituent, Acquired or Merging)	Entity Name: Liberty TripAdvisor Holdings, Inc. Jurisdiction: Delaware Entity Type*: corporation *If more than one entity being acquired or merging please attach additional page.*
2. Entity Information: (Resulting, Acquiring or Surviving)	Entity Name: Liberty Tripadvisor Holdings, Inc. Jurisdiction: Nevada Entity Type*: corporation
3. Plan of Conversion, Exchange or Merger: (select one box)	☒ The entire plan of conversion, exchange or merger is attached to these articles. ☐ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200). ☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)
4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)	**Exchange/Merger:** Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) ☐ A. Owner's approval was not required from the: ☐ Acquired/merging ☐ Acquiring/surviving ☐ B. The plan was approved by the required consent of the owners of: ☐ Acquired/merging ☐ Acquiring/surviving ☐ C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. ☐ Acquired/merging ☐ Acquiring/surviving Name of acquired/merging entity: Name of acquiring/surviving entity:
5. Effective Date and Time: (Optional)	Date: Time: [ ] (must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 1 of 4
Revised: 12/15/2022

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☒ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.)	**Exchange/Merger:** Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) ☐ A. Owner's approval was not required from the: ☐ Acquired/merging ☐ Acquiring/surviving ☐ B. The plan was approved by the required consent of the owners of: ☐ Acquired/merging ☐ Acquiring/surviving ☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. ☐ Acquired/merging ☐ Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity
4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.)	**Exchange/Merger:** Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) ☐ A. Owner's approval was not required from the: ☐ Acquired/merging ☐ Acquiring/surviving ☐ B. The plan was approved by the required consent of the owners of: ☐ Acquired/merging ☐ Acquiring/surviving ☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. ☐ Acquired/merging ☐ Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 2 of 4
Revised: 12/15/2022

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name: ___ Country: ___ Care of: ___ Address: ___ City: ___ State: ___ Zip/Postal Code: ___
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	
	** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** ☐ The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☒ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. Liberty TripAdvisor Holdings, Inc. Name of constituent entity

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 3 of 4
Revised: 12/15/2022

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☐ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

Name of acquired/merging entity

X ______________________________ Title Date
Signature (Exchange/Merger)

If more than one entity being acquired or merging please attach additional page of informaiton and signatures.

Name of acquiring/surviving entity

X ______________________________ Title Date
Signature (Exchange/Merger)

X ______________________________ Title Date
Signature of Constituent Entity (Conversion)

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 4 of 4
Revised: 12/15/2022

Annex A
EXHIBIT C
FORM OF DE CERTIFICATE OF CONVERSION
(See attached)
LIBERTY TRIPADVISOR HOLDINGS, INC. / A-9

Annex A
CERTIFICATE OF CONVERSION
OF
LIBERTY TRIPADVISOR HOLDINGS,
INC.
(a Delaware corporation)
TO
LIBERTY TRIPADVISOR HOLDINGS, INC.
(a Nevada corporation)
This Certificate of Conversion (the “Certificate of Conversion”) is being filed in accordance with the provisions of Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”) to convert Liberty TripAdvisor Holdings, Inc., a Delaware corporation (the “Corporation”), to Liberty Tripadvisor Holdings, Inc., a Nevada corporation (the “Other Entity”), and the undersigned does hereby certify as follows:
1.)      The name of the Corporation is Liberty TripAdvisor Holdings, Inc. The name of the Corporation under which it was originally incorporated was Liberty Spinco 1, Inc.
2.)      The date of filing of the Corporation’s original Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the “Secretary of State”) is July 25, 2013.
3.)      The jurisdiction to which the Corporation shall convert is Nevada and the name under which the entity shall be known immediately following the Effective Date is Liberty Tripadvisor Holdings, Inc.
4.)      This Certificate of Conversion and the conversion contemplated hereby has been approved in accordance with the provisions of Section 266 of the DGCL.
5.)      The Corporation may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the Corporation arising while it was a corporation of the State of Delaware, as well as for enforcement of any obligation of the Other Entity arising from the conversion, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to Section 262 of the DGCL, and the Corporation hereby irrevocably appoints the Secretary of State as its agent to accept service of process in any such action, suit or proceeding.
6.)      The address to which a copy of the above referenced process shall be mailed by the Secretary of State is 12300 Liberty Boulevard, Englewood, Colorado, 80112.
7.)      This Certificate of Conversion shall be effective at [•:• -.m] Eastern time on [•] (the “Effective Date”).
[Signature Page Follows]
A-10 / 2023 PROXY STATEMENT

Annex A
IN WITNESS WHEREOF, the undersigned has caused this Certificate of Conversion to be executed on behalf of the Corporation this [•] day of [•], 2023.
Liberty TripAdvisor Holdings, Inc.
By:

Name:
Title:
LIBERTY TRIPADVISOR HOLDINGS, INC. / A-11

Annex A
EXHIBIT D
FORM OF ARTICLES OF INCORPORATION
(See Annex C to Proxy Statement)
A-12 / 2023 PROXY STATEMENT

ANNEX B
PLAN OF CONVERSION
OF
LIBERTY TRIPADVISOR HOLDINGS, INC.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of [•], 2023 to convert Liberty TripAdvisor Holdings, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Liberty Tripadvisor Holdings, Inc.” (the “Converted Entity”).
1.   Converting Entity.   The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2.   Converted Entity.   The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”).   The name of the Converted Entity shall be Liberty Tripadvisor Holdings, Inc.
3.   The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Section 92A.195 of the NRS and Section 266 of the DGCL.
4.   Filing of Conversion Documents; Effective Time.   As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 10, the Converting Entity shall cause (i) articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion. The Conversion shall become effective upon the date and time set forth in the Articles of Conversion and Certificate of Conversion (the “Effective Time”).
5.   Articles of Incorporation and Bylaws.   At the Effective Time, the Articles of Incorporation, Bylaws and Certificate of Designations of the 8% Series A Cumulative Redeemable Preferred Stock of the Converted Entity, in the forms attached hereto as Exhibits A, B and C, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.
6.   Directors and Officers.   From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors of the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; and (ii) the officers of the Converted Entity shall be the same officers of the Converting Entity as of immediately prior to the Effective Time until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
7.   Effect on Capital Stock of Converting Entity.
(a) At the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Converting Entity or any other person, (i) each share of Series A Common Stock, par value $0.01 per share, of the Converting Entity issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Series A Common Stock, par value $0.01 per share, of the Converted Entity; (ii) each share of Series B Common Stock, par value $0.01 per share, of the Converting Entity issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Series B Common Stock, par value $0.01 per share, of the Converted Entity, and (iii) each share of 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Converting Entity issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of the 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Converted Entity.
(b) At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of Series A Common Stock, Series B Common Stock and 8% Series A Cumulative Redeemable Preferred Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent the respective shares of Series A Common Stock, Series B Common Stock and 8% Series A Cumulative Redeemable Preferred Stock, respectively, of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Series A Common Stock, Series B Common Stock and 8%
LIBERTY TRIPADVISOR HOLDINGS, INC. / B-1

ANNEX B
Series A Cumulative Redeemable Preferred Stock of the Converting Entity that are in un-certificated book-entry form shall automatically become the number and class and series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Corporation’s transfer agent.
8.   Effect on Other Securities of Converting Entity.   At the Effective Time, all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the Series A Common Stock or Series B Common Stock of the Converting Entity (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of the Series A Common Stock or Series B Common Stock, as applicable, of the Converted Entity as the holder of such Convertible Security would have been entitled to receive had such holder exercised or converted such Convertible Security in full immediately prior to the Effective Time (not taking into account whether such Convertible Security was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions.
9.   Conditions Precedent.   Completion of the Conversion is subject to the following conditions:
(a) the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote of a majority of the aggregate voting power of the shares of the Series A Common Stock and Series B Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class;
(b) the Converting Entity shall have received the opinion of Baker Botts L.L.P., dated as of the Effective Date and in form and substance reasonably acceptable to the Converting Entity, to the effect that, under current U.S. federal income tax law, the Conversion will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”); and
(c) other than the filing of the Articles of Conversion and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(c) may be waived by the Board of Directors and any determination by the Board of Directors prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.
10. Effect of Conversion.   From and after the Effective Time:
(a) For all purposes of the laws of the State of Delaware, the Converted Entity shall be deemed to be the same entity as the Converting Entity, and all of the rights, privileges and powers of the Converting Entity, and all property, real, personal and mixed, and all debts due to the Converting Entity, as well as all other things and causes of action belonging to the Converting Entity, shall remain vested in the Converted Entity and shall be the property of the Converted Entity, and the title to any real property vested by deed or otherwise in the Converting Entity shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity shall remain attached to the Converted Entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it. The rights, privileges, powers and interest in property of the Converting Entity, as well as the debts, liabilities and duties of the Converting Entity, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity for any purpose of the laws of the State of Delaware.
(b) For all purposes of the laws of the State of Nevada, the Converting Entity shall be converted into the Converted Entity and shall be governed by and subject to the law of the State of Nevada; the Conversion is a continuation of the existence of the Converting Entity; the title to all real estate and other property owned by the Converting Entity is vested in the Converted Entity without reversion or impairment; the Converted Entity has all the liabilities of the Converting Entity; a proceeding pending against the Converting Entity may be continued as if the Conversion had not occurred or the Converted Entity may be substituted in the proceeding for the Converting Entity; the owners’ interests of the Converting Entity that are to be converted into the owners’ interests of the Converted Entity are converted; the owners of the Converted Entity remain liable for all the obligations of the Converting Entity existing at the time of the Conversion to the extent the owners were liable
B-2 / 2023 PROXY STATEMENT

ANNEX B
before the Conversion; the Converting Entity is not required to wind up its affairs, pay its liabilities, distribute its assets or dissolve; and the Conversion is not deemed a dissolution of the Converted Entity.
11. Record of Conversion.   A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity a copy of this Plan of Conversion shall promptly be delivered to such stockholder.
12. Termination; Abandonment.   At any time before the Effective Time, whether before or after approval of the Conversion by the requisite holders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors, such action would be in the best interests of the Converting Entity. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.
13. Plan of Reorganization.   It is intended that the Conversion shall qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]
LIBERTY TRIPADVISOR HOLDINGS, INC. / B-3

ANNEX B
This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.
Liberty TripAdvisor Holdings, Inc.
By:

Name:
Its:
B-4 / 2023 PROXY STATEMENT

ANNEX B
Exhibit A
Form of Articles of Incorporation
(See Annex C to Proxy Statement)
LIBERTY TRIPADVISOR HOLDINGS, INC. / B-5

ANNEX B
Exhibit B
Form of Bylaws
(See Annex D to Proxy Statement)
B-6 / 2023 PROXY STATEMENT

ANNEX B
Exhibit C
Form of Certificate of Designations of 8% Series A Cumulative Redeemable Preferred Stock
(See Annex E to Proxy Statement)
LIBERTY TRIPADVISOR HOLDINGS, INC. / B-7

ANNEX C
FORM OF
ARTICLES OF INCORPORATION
OF
LIBERTY TRIPADVISOR HOLDINGS, INC.
ARTICLE I
NAME
The name of the corporation is Liberty Tripadvisor Holdings, Inc. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE
The address of the registered office of the Corporation in the State of Nevada is 112 North Curry Street Carson City, NV 89703.The name of its registered agent at such address is the Corporation Service Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes of the State of Nevada (as the same may be amended from time to time, the “NRS”).
ARTICLE IV
AUTHORIZED STOCK
The total number of shares of capital stock which the Corporation will have authority to issue is four hundred fifty-nine million (459,000,000) shares, of which:
(1)   Four hundred nine million (409,000,000) shares will be of a class designated as Common Stock, par value $0.01 per share (“Common Stock”), and such class will be divided into series as follows:
a.      Two hundred million (200,000,000) shares of Common Stock will be of a series designated as “Series A Common Stock” (the “Series A Common Stock”);
b.      Nine million (9,000,000) shares of Common Stock will be of a series designated as “Series B Common Stock” (the “Series B Common Stock”);
c.      Two hundred million (200,000,000) shares of Common Stock will be of a series designated as “Series C Common Stock” (the “Series C Common Stock”); and
(2)   Fifty million (50,000,000) shares will be of a class designated as Preferred Stock, par value $0.01 per share (“Preferred Stock”), which are undesignated as to series and are issuable in accordance with the provisions of Article IV, Section C hereof and the NRS.
The description of the Common Stock and the Preferred Stock, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, or the method of fixing and establishing the same, are as hereinafter set forth in this Article IV.
SECTION A
CERTAIN DEFINITIONS AND INTERPRETATIONS
Unless the context otherwise requires, the terms defined below will have, for all purposes of these Articles of Incorporation, the meanings herein specified:
“Board of Directors” or “Board” means the Board of Directors of the Corporation and, unless the context indicates otherwise, also means, to the extent permitted by law, any committee thereof authorized, with respect to any particular matter, to exercise the power of the Board of Directors of the Corporation with respect to such matter.
“Convertible Securities” means (x) any securities of the Corporation (other than any series of Common Stock) that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly,
LIBERTY TRIPADVISOR HOLDINGS, INC. / C-1

ANNEX C
securities of the Corporation or any other Person, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise, and (y) any securities of any other Person that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of such Person or any other Person (including the Corporation), whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.
“Person” means a natural person, corporation, limited liability company, partnership, joint venture, trust, unincorporated association or other legal entity.
“Series A Convertible Securities” means Convertible Securities convertible into or exercisable or exchangeable for Series A Common Stock.
“Series B Convertible Securities” means Convertible Securities convertible into or exercisable or exchangeable for Series B Common Stock.
“Series C Convertible Securities” means Convertible Securities convertible into or exercisable or exchangeable for Series C Common Stock.
“Underlying Securities” means, with respect to any class or series of Convertible Securities, the class or series of securities into which such class or series of Convertible Securities are directly or indirectly convertible, or for which such Convertible Securities are directly or indirectly exchangeable, or that such Convertible Securities evidence the right to purchase or otherwise receive, directly or indirectly.
SECTION B
SERIES A COMMON STOCK, SERIES B COMMON STOCK AND
SERIES C COMMON STOCK
Each share of Series A Common Stock, each share of Series B Common Stock and each share of Series C Common Stock will, except as otherwise provided in these Articles of Incorporation, be identical in all respects and will have equal rights, powers and privileges.
1.      Voting Rights.
Holders of Series A Common Stock will be entitled to one vote for each share of such stock held of record, and holders of Series B Common Stock will be entitled to ten votes for each share of such stock held of record, on all matters that are submitted to a vote of stockholders of the Corporation (regardless of whether such holders are voting together with the holders of all Voting Securities (as defined below), or as a separate class with the holders of one or more series of Common Stock or Preferred Stock, or as a separate series of Common Stock or Preferred Stock, or otherwise). Holders of Series C Common Stock will not be entitled to any voting powers, except as (and then only to the extent) otherwise required by the laws of the State of Nevada. If a vote or consent of the holders of Series C Common Stock should at any time be required by the laws of the State of Nevada on any matter, the holders of Series C Common Stock will be entitled to one-hundredth (1/100) of a vote on such matter for each share of Series C Common Stock held of record.
Except (A) as may otherwise be required by the laws of the State of Nevada, (B) as may otherwise be provided in these Articles of Incorporation, or (C) as may otherwise be provided in any Preferred Stock Designation (as defined in Article IV, Section C hereof), the holders of outstanding shares of Series A Common Stock, the holders of outstanding shares of Series B Common Stock and the holders of outstanding shares of each series of Preferred Stock that is designated as a Voting Security and is entitled to vote thereon in accordance with the terms of the applicable Preferred Stock Designation, will vote as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, any proposed amendment to these Articles of Incorporation required to be voted on by the stockholders of the Corporation that would (x) increase (i) the number of authorized shares of Common Stock or any series thereof, (ii) the number of authorized shares of Preferred Stock or any series thereof or (iii) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established or (y) decrease (i) the number of authorized shares of Common Stock or any series thereof, (ii) the number of authorized shares of Preferred Stock or any series thereof or (iii) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established (but, in each case, not below the number of shares of such class or series of capital stock, as the case may be, then outstanding)), and no separate class or series vote or consent of the holders of shares of any class or series of capital stock of the Corporation will be required for the approval of any such matter.
C-2 / 2023 PROXY STATEMENT

ANNEX C
The term “Voting Securities” means the Series A Common Stock, the Series B Common Stock and any series of Preferred Stock which by the terms of its Preferred Stock Designation is designated as a Voting Security; provided that each such series of Preferred Stock will be entitled to vote together with the other Voting Securities only as and to the extent expressly provided for in the applicable Preferred Stock Designation.
2.      Conversion Rights.
(a)    Each share of Series B Common Stock will be convertible, at the option of the holder thereof, into one fully paid and non-assessable share of Series A Common Stock. Any such conversion may be effected by any holder of Series B Common Stock by surrendering such holder’s certificate or certificates for the Series B Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B Common Stock represented by such certificate or certificates and stating the name or names in which such holder desires the certificate or certificates representing shares of Series A Common Stock to be issued and, if less than all of the shares of Series B Common Stock represented by one certificate are to be converted, the name or names in which such holder desires the certificate representing such remaining shares of Series B Common Stock to be issued. If so required by the Corporation, any certificate representing shares surrendered for conversion in accordance with this Article IV, Section B.2(a) will be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder, and will, if required by the last sentence of Article IV, Section B.2(b) of these Articles of Incorporation, be accompanied by payment, or evidence of payment, of applicable issue or transfer taxes. Promptly thereafter, the Corporation will issue and deliver to such holder or such holder’s nominee or nominees, a certificate or certificates representing the number of shares of Series A Common Stock to which such holder will be entitled as herein provided. If less than all of the shares of Series B Common Stock represented by any one certificate are to be converted, the Corporation will issue and deliver to such holder or such holder’s nominee or nominees a new certificate representing the shares of Series B Common Stock not converted. Such conversion will be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer and payment or evidence of payment of taxes referred to above, and the person or persons entitled to receive the Series A Common Stock issuable on such conversion will be treated for all purposes as the record holder or holders of such Series A Common Stock on that date. A number of shares of Series A Common Stock equal to the number of shares of Series B Common Stock outstanding from time to time will be set aside and reserved for issuance upon conversion of shares of Series B Common Stock. Shares of Series A Common Stock and shares of Series C Common Stock are not convertible into shares of any other series of Common Stock.
(b)    The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of certificates representing shares of Series A Common Stock on conversion of shares of Series B Common Stock pursuant to this Article IV, Section B.2. The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of certificates representing any shares of Series A Common Stock in a name other than that in which the shares of Series B Common Stock so converted were registered and no such issue or delivery will be made unless and until the Person requesting the same has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.
3.      Dividends.
Whenever a dividend, other than a dividend that constitutes a Share Distribution, is paid to the holders of any series of Common Stock then outstanding, the Corporation will also pay to the holders of each other series of Common Stock then outstanding an equal dividend per share. Dividends will be payable only as and when declared by the Board of Directors of the Corporation as permitted by the NRS. Whenever a Share Distribution is paid to the holders of any series of Common Stock then outstanding, the Corporation will also pay a Share Distribution to the holders of each other series of Common Stock then outstanding, as provided in Article IV, Section B.4 below. For purposes of this Article IV, Section B.3 and Article IV, Section B.4 below, a “Share Distribution” means a dividend or distribution (including a distribution made in connection with any stock-split, reclassification, recapitalization, dissolution, winding up or full or partial liquidation of the Corporation) payable in shares of any class or series of capital stock, Convertible Securities or other securities of the Corporation or any other Person.
4.      Share Distributions.
If at any time a Share Distribution is to be made with respect to any series of Common Stock, such Share Distribution may be declared and paid only as follows:
LIBERTY TRIPADVISOR HOLDINGS, INC. / C-3

ANNEX C
(a)    a Share Distribution (i) consisting of shares of Series C Common Stock or Series C Convertible Securities may be declared and paid to holders of Series A Common Stock, Series B Common Stock and Series C Common Stock, on an equal per share basis, or (ii) consisting of (x) shares of Series A Common Stock or Series A Convertible Securities may be declared and paid to holders of Series A Common Stock, on an equal per share basis, (y) shares of Series B Common Stock or Series B Convertible Securities may be declared and paid to holders of Series B Common Stock, on an equal per share basis, and (z) shares of Series C Common Stock or Series C Convertible Securities may be declared and paid to holders of Series C Common Stock, on an equal per share basis; or
(b)    a Share Distribution consisting of any class or series of securities of the Corporation or any other Person, other than Series A Common Stock, Series B Common Stock or Series C Common Stock (or Series A Convertible Securities, Series B Convertible Securities or Series C Convertible Securities), may be declared and paid on the basis of a distribution of (i) identical securities, on an equal per share basis, to holders of Series A Common Stock, Series B Common Stock and Series C Common Stock, (ii) separate classes or series of securities, on an equal per share basis, to the holders of each such series of Common Stock or (iii) a separate class or series of securities to the holders of one or more series of Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Common Stock; provided, that, in connection with a Share Distribution pursuant to clause (ii) or clause (iii), an “equal per share basis” shall require that (1) such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the Underlying Securities) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable), with holders of shares of Series B Common Stock receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of shares of each other series of Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion and share distribution, as applicable) among the Series A Common Stock, the Series B Common Stock and the Series C Common Stock, and (2) in the event the securities to be received by the holders of shares of Common Stock other than the Series B Common Stock consist of different classes or series of securities, with each such class or series of securities (or the Underlying Securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion and share distribution provisions, as applicable), then such classes or series of securities will be distributed to the holders of each series of Common Stock (other than the Series B Common Stock) (A) as the Board of Directors determines or (B) such that the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of the class or series of securities (or the Underlying Securities) to be received by the holders of each series of Common Stock (other than the Series B Common Stock) corresponds to the extent practicable to the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of such series of Common Stock, as compared to the other series of Common Stock (other than the Series B Common Stock).
5.      Reclassification.
The Corporation will not reclassify, subdivide or combine any series of Common Stock then outstanding without reclassifying, subdividing or combining each other series of Common Stock then outstanding, on an equal per share basis. Any such reclassification, subdivision or combination is subject to Article IX of these Articles of Incorporation.
6.      Liquidation and Dissolution.
In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and subject to the payment in full of the preferential or other amounts to which any series of Preferred Stock are entitled, the holders of shares of Series A Common Stock, the holders of shares of Series B Common Stock and the holders of shares of Series C Common Stock will share equally, on a share for share basis, in the assets of the Corporation remaining for distribution to the holders of Common Stock. Neither the consolidation or merger of the Corporation with or into any other Person or Persons nor the sale, transfer or lease of all or substantially all of the assets of the Corporation will itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article IV, Section B.6.
C-4 / 2023 PROXY STATEMENT

ANNEX C
SECTION C
PREFERRED STOCK
The Preferred Stock may be divided and issued in one or more series from time to time, with such voting powers, designations, preferences, limitations, restrictions and relative rights, as will be stated and expressed in a resolution or resolutions providing for the issue of each such series adopted by the Board of Directors as set forth and duly filed with the Nevada Secretary of State on a certificate of designation in accordance with Section 78.1955 of the NRS (a “Preferred Stock Designation”). The Board of Directors, in the Preferred Stock Designation with respect to a series of Preferred Stock (a copy of which will be filed as required by law), will, without limitation of the foregoing, fix the following with respect to such series of Preferred Stock:
(i)      the distinctive serial designations and the number of authorized shares of such series, which may be increased or decreased, but not below the number of shares thereof then outstanding, by a certificate made, signed and filed as required by law (except where otherwise provided in a Preferred Stock Designation);
(ii)    the dividend rate or amounts, if any, for such series, the date or dates from which dividends on all shares of such series will be cumulative, if dividends on stock of such series will be cumulative, and the relative preferences or rights of priority, if any, or participation, if any, with respect to payment of dividends on shares of such series;
(iii)    the rights of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, if any, and the relative preferences or rights of priority, if any, of payment of shares of such series;
(iv)    the right, if any, of the holders of such series to convert or exchange such stock into or for other classes or series of a class of stock or indebtedness of the Corporation or of another Person, and the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the Board of Directors may determine;
(v)    the voting powers, if any, of the holders of such series, including whether such series will be a Voting Security and, if so designated, the terms and conditions on which the holders of such series may vote together with the holders of any other class or series of capital stock of the Corporation;
(vi)    the terms and conditions, if any, for the Corporation to purchase or redeem shares of such series; and
(vii)    any other relative rights, powers, preferences and limitations, if any, of such series.
The Board of Directors is hereby expressly authorized to exercise its authority with respect to fixing, designating and issuing various series of the Preferred Stock and determining the voting powers, designations, preferences, limitations, restrictions and relative rights of such series of Preferred Stock, if any, and the qualifications, restrictions or limitations thereof, if any, to the full extent permitted by applicable law, subject to any stockholder vote that may be required by these Articles of Incorporation. All shares of any one series of the Preferred Stock will be alike in every particular. Except to the extent otherwise expressly provided in the Preferred Stock Designation for a series of Preferred Stock, the holders of shares of such series will have no voting rights except as may be required by the laws of the State of Nevada. Further, except to the extent required by the NRS and unless otherwise expressly provided in the Preferred Stock Designation for a series of Preferred Stock, no separate consent or vote of the holders of shares of Preferred Stock or any series thereof will be required for any amendment to these Articles of Incorporation that would increase the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof or decrease the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof (but not below the number of authorized shares of Preferred Stock or such series, as the case may be, then outstanding).
Except as may be provided by the Board of Directors in a Preferred Stock Designation or by law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes will have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by a Preferred Stock Designation or as part of any other series of Preferred Stock.
LIBERTY TRIPADVISOR HOLDINGS, INC. / C-5

ANNEX C
ARTICLE V
DIRECTORS
SECTION A
NUMBER OF DIRECTORS
The governing body of the Corporation will be a Board of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors, the number of directors will not be less than three (3) and the exact number of directors will be fixed by the Board of Directors by resolution from time to time. Election of directors need not be by written ballot.
SECTION B
CLASSIFICATION OF THE BOARD
Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any series of Preferred Stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of Preferred Stock (the “Preferred Stock Directors”), the Board of Directors will be divided into three classes: Class I, Class II and Class III. Each class will consist, as nearly as possible, of a number of directors equal to one-third (1/3) of the number of members of the Board of Directors (other than the Preferred Stock Directors) authorized as provided in Section A of this Article V. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification of the Board of Directors becomes effective pursuant to this Section B of Article V. The term of office of the initial Class I directors will expire at the annual meeting of stockholders in 2024; the term of office of the initial Class II directors will expire at the annual meeting of stockholders in 2025; and the term of office of the initial Class III directors will expire at the annual meeting of stockholders in 2026. At each annual meeting of stockholders of the Corporation the successors of that class of directors whose term expires at that meeting will be elected to hold office in accordance with this Section B of Article V for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such director’s earlier death, resignation or removal.
SECTION C
REMOVAL OF DIRECTORS
Subject to the rights of the holders of any series of Preferred Stock and pursuant to the requirements of the NRS, directors may be removed from office upon the affirmative vote of the holders of at least 66 2∕3% of the aggregate voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class.
SECTION D
NEWLY CREATED DIRECTORSHIPS AND VACANCIES
Subject to the rights of holders of any series of Preferred Stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director’s successor will have been elected and qualified or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors will shorten the term of any incumbent director, except as may be provided with respect to any additional director elected by the holders of the applicable series of Preferred Stock.
SECTION E
LIMITATION ON LIABILITY AND INDEMNIFICATION
1.      Limitation On Liability.
To the fullest extent permitted by the NRS as the same exists or may hereafter be amended, a director or officer of the Corporation will not be individually liable to the Corporation or any of its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer. Any repeal or modification of this paragraph 1 will be prospective only and will not adversely affect any limitation, right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.
C-6 / 2023 PROXY STATEMENT

ANNEX C
2.      Indemnification.
(a)    Right to Indemnification.   The Corporation will indemnify, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that the person, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to nonprofit entities or employee benefit plans, against all expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the proceeding. Such right of indemnification will inure whether or not the claim asserted is based on matters which antedate the adoption of this Section E. The Corporation will be required to indemnify or make advances (pursuant to clause (b) of this Section E(2) of Article V, below) to a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors.
(b)    Payment of Expenses.   The Corporation will pay the expenses (including attorneys’ fees) incurred by a director or officer in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of its final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay the amounts advanced if it should be ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified under this paragraph or otherwise.
(c)    Claims.   If a claim for indemnification or payment of expenses under this paragraph is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful, will be entitled to be paid the expense (including attorney’s fees) of prosecuting such claim to the fullest extent permitted by Nevada law. In any such action the Corporation will have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
(d)    Non-Exclusivity of Rights.   The rights conferred on any person by this section will not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of these Articles of Incorporation, the Bylaws of the Corporation, agreement, vote of stockholders or resolution of disinterested directors or otherwise.
(e)    Other Indemnification.   The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity will be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.
3.      Amendment or Repeal.
Any amendment, modification or repeal of the foregoing provisions of this Section E will not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
SECTION F
AMENDMENT OF BYLAWS
In furtherance and not in limitation of the powers conferred by the NRS, the Board of Directors, by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws of this Corporation.
ARTICLE VI
TERM
The term of existence of this Corporation shall be perpetual.
ARTICLE VII
STOCK NOT ASSESSABLE
The capital stock of this Corporation shall not be assessable. It shall be issued as fully paid, and the private property of the stockholders shall not be liable for the debts, obligations or liabilities of this Corporation. These Articles of Incorporation shall not be subject to amendment in this respect.
LIBERTY TRIPADVISOR HOLDINGS, INC. / C-7

ANNEX C
ARTICLE VIII
MEETINGS OF STOCKHOLDERS
SECTION A
ANNUAL AND SPECIAL MEETINGS
Subject to the rights of the holders of any series of Preferred Stock, stockholder action may be taken only at an annual or special meeting. Except as otherwise provided in a Preferred Stock Designation with respect to any series of Preferred Stock or unless otherwise prescribed by law or by another provision of these Articles of Incorporation, special meetings of the stockholders of the Corporation, for any purpose or purposes, will only be called by the Secretary of the Corporation (i) upon the written request of the holders of not less than 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon or (ii) at the request of at least 75% of the members of the Board of Directors then in office.
SECTION B
ACTION WITHOUT A MEETING
No action of the stockholders required to be taken or which may be taken at any annual meeting or special meeting of stockholders may be taken without a meeting, and, pursuant to Section 78.320(2) of the NRS, the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied; provided, however, that notwithstanding the foregoing, holders of any series of Preferred Stock may take action by written consent to the extent provided in a Preferred Stock Designation with respect to such series.
ARTICLE IX
ACTIONS REQUIRING SUPERMAJORITY STOCKHOLDER VOTE
Subject to the rights of the holders of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class at a meeting specifically called for such purpose, will be required in order for the Corporation to take any action to authorize:
(i)    the amendment, alteration or repeal of any provision of these Articles of Incorporation or the addition or insertion of other provisions herein; provided, however, that this clause (i) will not apply to any such amendment, alteration, repeal, addition or insertion (A) as to which the laws of the State of Nevada, as then in effect, do not require the consent of this Corporation’s stockholders, or (B) that at least 75% of the members of the Board of Directors then in office have approved;
(ii)    the adoption, amendment or repeal of any provision of the Bylaws of the Corporation; provided, however, that this clause (ii) will not apply to, and no vote of the stockholders of the Corporation will be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws of the Corporation by the Board of Directors in accordance with the power conferred upon it pursuant to Section F of Article V of these Articles of Incorporation;
(iii)    the merger or consolidation of this Corporation with or into any other corporation; provided, however, that this clause (iii) will not apply to any such merger or consolidation (A) as to which the laws of the State of Nevada, as then in effect, do not require the consent of this Corporation’s stockholders, or (B) that at least 75% of the members of the Board of Directors then in office have approved;
(iv)    the sale, lease or exchange of all, or substantially all, of the property or assets of the Corporation; provided, however, that this clause (iv) will not apply to any such sale, lease or exchange that at least 75% of the members of the Board of Directors then in office have approved; or
(v)    the dissolution of the Corporation; provided, however, that this clause (v) will not apply to such dissolution if at least 75% of the members of the Board of Directors then in office have approved such dissolution. Subject to the foregoing provisions of this Article IX, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other Persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article IX.
C-8 / 2023 PROXY STATEMENT

ANNEX C
ARTICLE X
CERTAIN BUSINESS OPPORTUNITIES
1.      Certain Acknowledgements; Definitions.
In recognition and anticipation that:
(a)    directors and officers of the Corporation may serve as directors, officers, employees and agents of any other corporation, company, partnership, association, firm or other entity, including, without limitation, Subsidiaries and Affiliates of the Corporation (“Other Entity”),
(b)    the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage,
(c)    the Corporation may have an interest in the same areas of business opportunity as any Other Entity, and
(d)    the Corporation may engage in material business transactions with any Other Entity and its Affiliates, including, without limitation, receiving services from, providing services to or being a significant customer or supplier to such Other Entity and its Affiliates, and that the Corporation and such Other Entity or one or more of their respective Subsidiaries or Affiliates may benefit from such transactions, and as a consequence of the foregoing, it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any directors or officers of the Corporation (including any such persons who are also directors, officers or employees of any Other Entity), be determined and delineated, as set forth herein, in respect of (x) any transactions between the Corporation and its Subsidiaries or Affiliates, on the one hand, and such Other Entity and its Subsidiaries or Affiliates, on the other hand, and (y) any potential transactions or matters that may be presented to officers or directors of the Corporation, or of which such officers or directors may otherwise become aware, which potential transactions or matters may be considered to constitute business opportunities of the Corporation or any of its Subsidiaries or Affiliates.
In recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with any Other Entity and of the benefits to be derived by the Corporation by the possible service as directors or officers of the Corporation and its Subsidiaries of persons who may also serve from time to time as directors, officers or employees of any Other Entity, the provisions of this Article X will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation in relation to such Other Entity and its Affiliates, and as such conduct and affairs may involve such Other Entity’s respective directors, officers or employees, and the powers, rights, duties and liabilities of the Corporation and its officers and directors in connection therewith and in connection with any potential business opportunities of the Corporation.
Any Person purchasing, receiving or otherwise becoming the owner of any shares of capital stock of the Corporation, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article X. References in this Article X to “directors,” “officers” or “employees” of any Person will be deemed to include those Persons who hold similar positions or exercise similar powers and authority with respect to any Other Entity that is a limited liability company, partnership, joint venture or other non-corporate entity.
2.      Duties of Directors and Officers Regarding Potential Business Opportunities; No Liability for Certain Acts or Omissions.
If a director or officer of the Corporation is offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation or any of its Subsidiaries or Affiliates, in which the Corporation could be considered, but for the provisions of this Article X, to have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”):
(a)    such director or officer will, to the fullest extent permitted by law, have no duty or obligation to refer such Potential Business Opportunity to the Corporation, or to refrain from referring such Potential Business Opportunity to any Other Entity, or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto),
(b)    such director or officer will not be liable to the Corporation or any of its Subsidiaries or any of its stockholders, as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation
LIBERTY TRIPADVISOR HOLDINGS, INC. / C-9

ANNEX C
or any of its Subsidiaries, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to or otherwise inform the Corporation or any of its Subsidiaries regarding such Potential Business Opportunity or any matter relating thereto,
(c)    any Other Entity may engage or invest in, independently or with others, any such Potential Business Opportunity,
(d)    the Corporation shall not have any right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom, and
(e)    the Corporation shall have no interest or expectancy, and hereby specifically renounces any interest or expectancy, in any such Potential Business Opportunity, unless both the following conditions are satisfied: (A) such Potential Business Opportunity was expressly offered to a director or officer of the Corporation solely in his or her capacity as a director or officer of the Corporation or as a director or officer of any Subsidiary of the Corporation and (B) such opportunity relates to a line of business in which the Corporation or any of its Subsidiaries is then directly engaged.
3.      Amendment of Article X.
No alteration, amendment or repeal, or adoption of any provision inconsistent with, any provision of this Article X will have any effect upon
(a)    any agreement between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time,
(b)    any transaction entered into between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, before the Amendment Time,
(c)    the allocation of any business opportunity between the Corporation or any Subsidiary or Affiliate thereof and any Other Entity before the Amendment Time, or
(d)    any duty or obligation owed by any director or officer of the Corporation or any Subsidiary of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).
4.      Definitions for Article X.
For purposes of this Article X, the following terms have the meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with such Person.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by agreement, or otherwise. The terms “Controls”, “Controlled” and “Controlling” will have corresponding meanings.
“Subsidiary” when used with respect to any Person, means any other Person (1) of which (x) in the case of a corporation, at least (A) 50% of the equity or (B) 50% of the voting interests are owned or Controlled, directly or indirectly, by such first Person, by any one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries or (y) in the case of any Person other than a corporation, such first Person, one or more of its Subsidiaries, or such first Person and one or more of its Subsidiaries (A) owns at least 50% of the equity interests thereof or (B) has the power to elect or direct the election of at least 50% of the members of the governing body thereof or otherwise has Control over such organization or entity; or (2) that is required to be consolidated with such first Person for financial reporting purposes under U.S. Generally Accepted Accounting Principles, as in effect from to time.
C-10 / 2023 PROXY STATEMENT

ANNEX C
ARTICLE XI
APPLICATION OF CERTAIN NEVADA STATUTES
1.      Acquisition of Controlling Interest.
Sections 78.378 through 78.3793 (Acquisition of Controlling Interest), inclusive, of the NRS shall not apply to the Corporation or the acquisition of a controlling interest therein.
2.      Combinations with Interested Stockholders.
The Corporation expressly elects not to be governed by Sections 78.411 through 78.444 (Combinations with Interested Stockholders), inclusive, of the NRS.
ARTICLE XII
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of the State of Nevada, Clark County, Nevada, shall, to the fullest extent permitted by law, including the applicable laws or jurisdictional requirements of the United States, be the exclusive forum for any and all actions, suits and proceedings, whether civil, administrative or investigative or that asserts any claim or counterclaim (each, an “Action”), that are internal actions (as such term is defined in Section 78.046 of the Nevada Revised Statutes or any successor statute). In the event that the Eighth Judicial District Court of the State of Nevada does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the exclusive forum for such Action. In the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the exclusive forum for such Action. For the avoidance of doubt, no Securities Act Action (as defined below) shall be subject to this paragraph, but shall instead be subject to the following paragraph.
Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (a “Securities Act Action”). The provisions of this Article XII shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.
Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of the provisions of this Article XII. If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
* * *
LIBERTY TRIPADVISOR HOLDINGS, INC. / C-11

ANNEX D
FORM OF
LIBERTY TRIPADVISOR HOLDINGS, INC.
A Nevada Corporation
(the “Corporation”)
BYLAWS

ARTICLE I
STOCKHOLDERS
Section 1.1   Annual Meeting.
An annual meeting of stockholders for the purpose of electing directors and of transacting any other business properly brought before the meeting pursuant to these Bylaws shall be held each year at such date, time and place, either within or without the State of Nevada or, if so determined by the Board of Directors of the Corporation (the “Board of Directors”) in its sole discretion, at no place (but rather by means of remote communication), as may be specified by the Board of Directors in the notice of meeting.
Section 1.2   Special Meetings.
Except as otherwise provided in the terms of any series of preferred stock or unless otherwise provided by law or by the Corporation’s Articles of Incorporation (as amended, restated, supplemented or otherwise modified from time to time, the “Articles of Incorporation”), special meetings of stockholders of the Corporation, for the transaction of such business as may properly come before the meeting, may be called only by the Secretary of the Corporation (the “Secretary”) (i) upon the written request received by the Secretary at the principal executive offices of the Corporation by or on behalf of the holder or holders of record of outstanding shares of capital stock of the Corporation, representing collectively not less than 66 2∕3% of the total voting power of the outstanding capital stock of the Corporation entitled to vote at such meeting or (ii) at the request of at least 75% of the members of the Board of Directors then in office. Only such business may be transacted as is specified in the notice of the special meeting. The Board of Directors shall have the sole power to determine the time, date and place, either within or without the State of Nevada, or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), for any special meeting of stockholders (including those meetings properly called by the Secretary in accordance with Section 1.2(i) hereof). Following such determination, it shall be the duty of the Secretary to cause notice to be given to the stockholders entitled to vote at such meeting that a meeting will be held at the time, date and place, if any, and in accordance with the record date determined by the Board of Directors.
Section 1.3   Record Date.
In order that the Corporation may determine the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment or postponement thereof, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days nor less than ten (10) calendar days before the date of such meeting. If the Board of Directors so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall be the record date for determining the stockholders entitled to vote at such meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action (collectively referred to herein as a “Distribution”), the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days prior to the date of such Distribution. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting in accordance with this Section 1.3.
LIBERTY TRIPADVISOR HOLDINGS, INC. / D-1

ANNEX D
Section 1.4   Notice of Meetings.
Notice of all stockholders meetings, stating the place, if any, date and hour thereof, as well as the record date for determining stockholders entitled to vote at such meeting; the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting; and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered by the Corporation in accordance with Section 5.4 of these Bylaws, applicable law and applicable stock exchange rules and regulations by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or an Assistant Secretary or any other individual designated by the Board of Directors, to each stockholder entitled to notice of such meeting, unless otherwise provided by applicable law or the Articles of Incorporation, at least ten (10) calendar days but not more than sixty (60) calendar days before the date of the meeting.
Section 1.5   Notice of Stockholder Business.
(a)      Annual Meetings of Stockholders.
(1)   At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations for persons for election to the Board of Directors and the proposal of business to be considered by the stockholders must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly be requested to be brought before the meeting by a stockholder (x) who complies with the procedures set forth in this Section 1.5 and (y) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Section 1.5(a)(2) is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the meeting, and (z) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be. The foregoing clause (iii) shall be the exclusive means for any stockholder to propose business to be brought before an annual meeting of the stockholders.
(2)      In addition to any other requirements under applicable law and the Corporation’s Articles of Incorporation, for a nomination for election to the Board of Directors or the proposal of business to be properly requested to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary and any such proposed business, other than the nominations of persons for election to the Board of Directors, must constitute a proper matter for stockholder action pursuant to the Articles of Incorporation, these Bylaws, and applicable law. To be timely, a stockholder’s notice must be received at the principal executive offices of the Corporation in accordance with Section 1.12 of these Bylaws (x) in the case of an annual meeting that is called for a date that is within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the meeting and (y) in the case of an annual meeting that is called for a date that is not within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual meeting or if no annual meeting was held in the immediately preceding year, not later than sixty (60) calendar days prior to the meeting or, if later, the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was communicated by the Corporation to stockholders or public announcement (as defined below) of the date of the meeting was made by the Corporation, whichever occurs first. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein.
To be in proper written form, such stockholder’s notice to the Secretary must be submitted in accordance with Section 1.12 of these Bylaws by a holder of record of stock entitled to vote on the nomination of directors of the Corporation and shall set forth in writing and describe in fair, accurate, and material detail (A) as to each person whom the stockholder proposes to nominate for election as a director (a “nominee”) (i) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange
D-2 / 2023 PROXY STATEMENT

ANNEX D
Act”), (ii) such nominee’s written consent to being named in the proxy statement and accompanying proxy card as a nominee and to serving as a director for a full term if elected, and (iii) a completed and signed questionnaire, representation and agreement required by Section 1.5(a)(3) below; (B) as to any other business that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), and (iii) any material interest of the stockholder and beneficial owner, if any, on whose behalf the proposal is made, in such business; and (C) as to such stockholder giving notice and the beneficial owner or owners, if different, on whose behalf the nomination or proposal is made, and any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner (each a “Proposing Person”) (i) the name and address, as they appear on the Corporation’s books, of such Proposing Person, (ii) the class or series and number of shares of the capital stock of the Corporation that are owned beneficially and of record by such Proposing Person, (iii) a description of all arrangements or understandings between such Proposing Person and any other person or persons (including their names) pursuant to which the proposals are to be made by such stockholder, (iv) a representation by each Proposing Person who is a holder of record of stock of the Corporation (A) that the notice the Proposing Person is giving to the Secretary is being given on behalf of (x) such holder of record and/or (y) if different than such holder of record, one or more beneficial owners of stock of the Corporation held of record by such holder of record, (B) as to each such beneficial owner, the number of shares held of record by such holder of record that are beneficially owned by such beneficial owner, with documentary evidence of such beneficial ownership, and (C) that such holder of record is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination set forth in its notice, (v) a representation (I) whether any such Proposing Person or nominee has received any financial assistance, funding or other consideration from any other person in respect of the nomination (and the details thereof) (a “Stockholder Associated Person”) and (II) whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Corporation within the past six (6) months by, or is in effect with respect to, such stockholder, any person to be nominated by such stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder, nominee or any such Stockholder Associated Person, (vi) a representation whether any Proposing Person intends or is part of a group that intends to (I) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding voting power required to approve or adopt the proposal or elect the nominee and/or (II) otherwise solicit proxies from stockholders in support of such proposal, (vii) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in support of such proposal pursuant to Section 14 of the Exchange Act, and any rules and regulations promulgated thereunder, and (viii) the information required to be included in a notice to the Corporation required by paragraph (b) of Rule 14a-19 promulgated under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees. The foregoing notice requirements of this Section 1.5 shall not apply to any proposal made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act. A proposal to be made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act shall be deemed satisfied if the stockholder making such proposal complies with the provisions of Rule 14a-8 and has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (x) the eligibility of such proposed nominee to serve as a director of the Corporation and (y) whether the nominee would qualify as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation. The Corporation may also require any proposed nominee to submit to interviews with the Board of Directors or any committee thereof, and such proposed nominee shall make himself or herself available for any such interviews within ten (10) business days after such interviews have been requested by the Board of Directors or any committee thereof.
LIBERTY TRIPADVISOR HOLDINGS, INC. / D-3

ANNEX D
(3)      To be eligible to be a nominee for election as a director of the Corporation, the candidate for nomination must deliver to the Corporation (and, with respect to a nomination made by a stockholder pursuant to this Section 1.5, in accordance with the time periods prescribed for delivery of notice under this Section 1.5): (x) a completed written questionnaire (in the form provided by the Corporation upon written request) with respect to the background, qualifications, stock ownership and independence of such proposed nominee, and (y) a written representation and agreement (in the form provided by the Corporation upon written request) that such candidate for nomination (A) is not and, if elected as a director during his or her term in office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in such representation and agreement or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such proposed nominee’s nomination or service or action as a director that has not been disclosed to the Corporation in such representation and agreement, (C) would be in compliance, if elected as a director of the Corporation, and will comply with the Corporation’s code of business conduct and ethics, corporate governance guidelines, stock ownership and trading policies and guidelines, and any other policies or guidelines of the Corporation applicable to directors and in effect during such proposed nominee’s term in office as a director (and, if requested by or on behalf of any candidate for nomination, the secretary of the Corporation will provide to such candidate for nomination all such policies and guidelines then in effect), and (D) currently intends to serve as a director for the full term for which such person is standing for election.
(4)      Notwithstanding anything in paragraph (a)(2) of this Section 1.5 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary date of the immediately preceding annual meeting, a stockholder’s notice required by this Section 1.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote at such meeting who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in paragraph (a)(2) of this Section 1.5 is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the special meeting may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice meeting the requirements of paragraph (a)(2) of this Section 1.5 (substituting special meeting for annual meeting as applicable) shall be received by the Secretary at the principal executive offices of the Corporation in accordance with Section 1.12 of these Bylaws not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting; provided, however, that a stockholder may nominate persons for election at a special meeting only to such directorship(s) as specified in the Corporation’s notice of the meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(c)   Updating and Supplementing of Stockholder Information.   A stockholder providing notice of nominations of persons for election to the Board of Directors at an annual or special meeting of stockholders or
D-4 / 2023 PROXY STATEMENT

ANNEX D
notice of business proposed to be brought before an annual meeting of stockholders shall further update and supplement such notice so that the information provided or required to be provided in such notice pursuant to paragraph (a)(2) of this Section 1.5 shall be true and correct both as of the record date for the determination of stockholders entitled to notice of the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof, and such updated and supplemental information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (a) in the case of information that is required to be updated and supplemented to be true and correct as of the record date for the determination of stockholders entitled to notice of the meeting, not later than the later of five (5) business days after such record date or five (5) business days after the public announcement of such record date, and (b) in the case of information that is required to be updated and supplemented to be true and correct as of ten (10) business days before the meeting or any adjournment or postponement thereof, not later than eight (8) business days before the meeting or any adjournment or postponement thereof (or if not practicable to provide such updated and supplemental information not later than eight (8) business days before any adjournment or postponement, on the first practicable date before any such adjournment or postponement). For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 1.5(c) or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(d)   General.
(1)   Only such persons who are nominated in accordance with the procedures set forth in this Section 1.5 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.5. Further, notwithstanding the provisions of this Section 1.5, unless otherwise required by law, (x) a stockholder shall not solicit proxies in support of director nominees other than the Corporation’s nominees unless such stockholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, and (y) if any stockholder (A) provides notice of the information required by Rule 14a-19(b) promulgated under the Exchange Act and (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notice required with respect to such nomination(s) in a timely manner, then the nomination of each person nominated by such stockholder for election as a director shall be disregarded, notwithstanding that proxies or votes in respect to the election of the candidate for nomination may have been received by the Corporation (which proxies and votes shall be disregarded). Upon request by the Corporation, if any stockholder provides notice of the information required by Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.5 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(2)(C)(vi) of this Section 1.5) and (ii) if any proposed nomination or proposed business was not made or proposed in compliance with this Section 1.5, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.
(2)   In addition, a stockholder or stockholders providing notice of a nomination pursuant to this Section 1.5 shall have no right to substitute or replace any proposed nominee unless such substitute or replacement is nominated in accordance with this Section 1.5 (including the timely provision of all information and certifications with respect to such substitute or replacement proposed nominee in accordance with the deadlines in this Section 1.5). If the Corporation provides notice to a stockholder that the number of proposed nominees proposed by such stockholder exceeds the number of directors to be elected at a meeting, the stockholder must provide written notice to the Corporation within five (5) business days stating the names of the proposed nominees that have been withdrawn so that the number of proposed nominees proposed by
LIBERTY TRIPADVISOR HOLDINGS, INC. / D-5

ANNEX D
such stockholder no longer exceeds the number of directors to be elected at a meeting. If any individual who is nominated in accordance with this Section 1.5 becomes unwilling or unable to serve on the Board of Directors, then the nomination of such proposed nominee shall be disregarded, notwithstanding that proxies or votes in respect to the election of the proposed nominee may have been received by the Corporation. Further, notwithstanding the foregoing provisions of this Section 1.5, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present the nomination to the Board of Directors or to present the proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.5, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(3)   For purposes of this Section 1.5, (i) “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act, and (ii) “business day” shall mean any day, other than Saturday, Sunday and any day on which banks located in the State of New York are authorized or obligated by applicable law to close.
(4)   Notwithstanding the foregoing provisions of this Section 1.5, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.5; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 1.5, and compliance with this Section 1.5 shall be the exclusive means for a stockholder to make director nominations. Nothing in this Section 1.5 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Corporation’s Articles of Incorporation.
Section 1.6   Quorum.
Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Articles of Incorporation or these Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy, regardless of whether the proxy has authority to vote on any matter, in order to constitute a quorum for the transaction of any business. The chairman of the meeting shall have the power and duty to determine whether a quorum is present at any meeting of the stockholders. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity. In the absence of a quorum, the chairman of the meeting may adjourn or postpone the meeting from time to time in the manner provided in Section 1.7 hereof until a quorum shall be present.
Section 1.7   Adjournment.
Any meeting of stockholders, annual or special, may be adjourned from time to time solely by the chairman of the meeting because of the absence of a quorum or for any other reason and to reconvene at the same or some other time, date and place, if any, or by means of remote communication. Notice need not be given of any such adjourned meeting if the time, date and place, if any, and the means of remote communications, if any, thereof are (a) announced at the meeting at which the adjournment is taken, (b) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication, (c) set forth in the notice of meeting given in accordance with this Article I or (d) provided in any other manner permitted by the Nevada Revised Statutes (the “NRS”). The chairman of the meeting shall have full power and authority to adjourn a stockholder meeting in his sole discretion even over stockholder opposition to such adjournment. The stockholders present at a meeting shall not have the authority to adjourn the meeting. If the time, date and place, if any, thereof, and the means of remote
D-6 / 2023 PROXY STATEMENT

ANNEX D
communication, if any, by which the stockholders and the proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjournment is for less than sixty (60) calendar days, no notice need be given of any such adjourned meeting. If the adjournment is for more than sixty (60) calendar days or if after the adjournment a new record date for determining stockholders entitled to vote at the adjourned meeting is fixed for the adjourned meeting, then notice shall be given to each stockholder entitled to vote at the meeting. At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting.
Section 1.8   Organization.
The Chairman of the Board, or in his or her absence the Chief Executive Officer, or in their absence the President, or in their absence any Vice President, shall call to order meetings of stockholders and preside over and act as chairman of such meetings. The Board of Directors or, if the Board of Directors fails to act, the stockholders, may appoint any stockholder, director or officer of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board, the Chief Executive Officer, the President and all Vice Presidents. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chairman of the meeting and announced at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board of Directors, the chairman of the meeting shall have the exclusive right and authority to determine the agenda and order of business and to prescribe other such rules, regulations and procedures and shall have the authority in his or her discretion to convene and regulate the conduct of any such meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) rules and procedures for maintaining order at the meeting and the safety of those present; (ii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (iv) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
The Secretary shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.
Section 1.9   Postponement or Cancellation of Meeting.
Any previously scheduled annual or special meeting of the stockholders may be postponed, rescheduled or canceled by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.
Section 1.10   Voting.
Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law, the Articles of Incorporation or these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
Any stockholders directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use of the Board of Directors.
Section 1.11   Remote Communications.
For purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication (including any form of communication described in subsection 4 of NRS 78.320):
(a)      participate in a meeting of stockholders; and
LIBERTY TRIPADVISOR HOLDINGS, INC. / D-7

ANNEX D
(b)      be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrent with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
Such participation in a meeting by such means shall constitute presence in person at such meeting.
Section 1.12   Delivery to the Corporation.
Whenever this Article I requires one or more persons (including a record or beneficial owner of shares of the Corporation) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered to the principal executive offices of the Corporation exclusively by hand (including, without limitation, by overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered.
ARTICLE II
BOARD OF DIRECTORS
Section 2.1   Number and Term of Office.
(a)   Subject to any limitations set forth in the Articles of Incorporation and to any provision of the NRS relating to the powers or rights conferred upon or reserved to the stockholders or the holders of any class or series of the issued and outstanding stock of the Corporation, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors. Subject to any rights of the holders of any series of preferred stock to elect additional directors, the Board of Directors shall be comprised of not less than three (3) members and the exact number will be fixed from time to time by the Board of Directors by resolution adopted by the affirmative vote of not less than 75% of the members of the Board of Directors then in office. Directors need not be stockholders of the Corporation. The Board of Directors shall nominate the persons serving as Chairman of the Board and Chief Executive Officer for election as directors at any meeting at which such persons are subject to election as directors.
(b)   Except as otherwise fixed by the Articles of Incorporation relating to the rights of the holders of any series of preferred stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of preferred stock (the “Preferred Stock Directors”), the Board of Directors will be divided into three (3) classes: Class I, Class II and Class III. Each class shall consist, as nearly as possible, of a number of directors equal to one-third (1/3) of the then authorized number of members of the Board of Directors (other than the Preferred Stock Directors). The term of office of the initial Class I directors shall expire at the annual meeting of stockholders in 2025; the term of office of the initial Class II directors shall expire at the annual meeting of stockholders in 2026; and the term of office of the initial Class III directors will expire at the annual meeting of stockholders in 2024. At each annual meeting of stockholders of the Corporation the successors of the class of directors whose term expires at that meeting shall be elected to hold office in accordance with Section B of Article V of the Articles of Incorporation for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such director’s earlier death, resignation or removal.
Section 2.2   Resignations.
Any director of the Corporation, or any member of any committee, may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President or Secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified
D-8 / 2023 PROXY STATEMENT

ANNEX D
therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.
Section 2.3   Removal of Directors.
Directors may be removed from office only in accordance with Article V, Section C of the Articles of Incorporation.
Section 2.4   Newly Created Directorships and Vacancies.
Subject to the rights of the holders of any series of preferred stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director’s successor will have been elected and qualified or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors will shorten the term of any incumbent director, except as may be provided in the terms of any series of preferred stock with respect to any additional director elected by the holders of such series of preferred stock. If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder may call a special meeting of stockholders in the same manner that the Board of Directors may call such a meeting, and directors for the unexpired terms may be elected at such special meeting.
Section 2.5   Meetings.
Regular meetings of the Board of Directors shall be held on such dates and at such times and places, within or without the State of Nevada, as shall from time to time be determined by the Board of Directors, such determination to constitute the only notice of such regular meetings to which any director shall be entitled. In the absence of any such determination, such meeting shall be held, upon notice to each director in accordance with Section 2.6 of this Article II, at such times and places, within or without the State of Nevada, as shall be designated in the notice of meeting.
Special meetings of the Board of Directors shall be held at such times and places, if any, within or without the State of Nevada, as shall be designated in the notice of the meeting in accordance with Section 2.6 hereof. Special meetings of the Board of Directors may be called by the Chairman of the Board, and shall be called by the Chief Executive Officer, President or Secretary upon the written request of not less than 75% of the members of the Board of Directors then in office.
Section 2.6   Notice of Meetings.
The Secretary, or in his absence any other officer of the Corporation, shall give each director notice of the time and place of holding of any regular meetings (if required) or special meetings of the Board of Directors, in accordance with Section 5.4 of these Bylaws, by mail at least ten (10) calendar days before the meeting, or by courier service at least three (3) calendar days before the meeting, or by facsimile transmission, electronic mail or other electronic transmission, or personal service, in each case, at least twenty-four (24) hours before the meeting, unless notice is waived in accordance with Section 5.4 of these Bylaws. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.
Section 2.7   Meetings by Conference Telephone or Other Communications.
Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of electronic communications, videoconferencing, teleconferencing or other available technology (including any form of communication described in subsection 3 of NRS 78.315) if the Corporation has implemented reasonable measures to: (a) verify the identity of each person participating through such means as a director or member of the governing body or committee, as the case may be; and (b) provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Such participation in a meeting by such means shall constitute presence in person at such meeting.
LIBERTY TRIPADVISOR HOLDINGS, INC. / D-9

ANNEX D
Section 2.8   Quorum and Organization of Meetings.
A majority of the total number of members of the Board of Directors then in office shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time, date and place, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman of the Board or in his absence by such other person as the directors may select. The Board of Directors shall keep written minutes of its meetings. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.
The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace absent or disqualified members at any meeting of such committee. Unless the Board of Directors designates alternate members pursuant to the prior sentence, if a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board of Directors passed as aforesaid, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee shall have the power or authority of the Board of Directors in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the laws of the State of Nevada to be submitted to the stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless otherwise specified in the resolution of the Board of Directors designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep written minutes of its meetings. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.
Section 2.9   Indemnification.
The Corporation will indemnify members of the Board of Directors and officers of the Corporation and their respective heirs, personal representatives and successors in interest for or on account of any action performed on behalf of the Corporation, to the fullest extent permitted by the laws of the State of Nevada and the Corporation’s Articles of Incorporation, as now or hereafter in effect.
Section 2.10   Indemnity Undertaking.
To the extent not prohibited by law, the Corporation shall indemnify any person who is or was, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a “Proceeding”), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprises (an “Other Entity”), against all judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees) reasonably incurred by such person in connection with such Proceeding. Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of this Section 2.10. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.
D-10 / 2023 PROXY STATEMENT

ANNEX D
Section 2.11   Advancement of Expenses.
The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys’ fees, incurred in connection with any Proceeding in advance of the final disposition of such Proceeding upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer or such person, to repay the amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to reimburse or advance expenses incurred by a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.
Section 2.12   Claims.
If a claim for indemnification or reimbursement or advancement of expenses under this Article II is not paid in full within sixty (60) calendar days after a written claim therefor by the person seeking indemnification or reimbursement or advancement of expenses has been received by the Corporation, the person may file suit to recover the unpaid amount of such claim and, if successful, in whole or in part, shall be entitled to be paid the expense (including attorneys’ fees) of prosecuting such claim to the fullest extent permitted by Nevada law. In any such action the Corporation shall have the burden of proving that the person seeking indemnification or reimbursement or advancement of expenses is not entitled to the requested indemnification, reimbursement or advancement of expenses under applicable law.
Section 2.13   Amendment, Modification or Repeal.
Any amendment, modification or repeal of the foregoing provisions of this Article II shall not adversely affect any right or protection hereunder of any person entitled to indemnification under Section 2.9 hereof in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 2.14   Executive Committee of the Board of Directors.
The Board of Directors, by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, may designate an executive committee, all of whose members shall be directors, to manage and operate the affairs of the Corporation or particular properties or enterprises of the Corporation. Subject to the limitations of the law of the State of Nevada, the Articles of Incorporation and Section 2.8 hereof, such executive committee shall exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Corporation including, but not limited to, the power and authority to authorize the issuance of shares of common or preferred stock. The executive committee shall keep written minutes of its meetings and report to the Board of Directors not less often than quarterly on its activities and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to it. Regular meetings of the executive committee, of which no notice shall be necessary, shall be held at such time, dates and places, if any, as shall be fixed by resolution adopted by the executive committee. Special meetings of the executive committee shall be called at the request of the Chief Executive Officer or of any member of the executive committee, and shall be held upon such notice as is required by these Bylaws for special meetings of the Board of Directors, provided that oral notice by telephone or otherwise, or notice by electronic transmission shall be sufficient if received not later than the day immediately preceding the day of the meeting.
Section 2.15   Other Committees of the Board of Directors.
The Board of Directors may by resolution establish committees other than an executive committee and shall specify with particularity the powers and duties of any such committee. Subject to the limitations of the laws of the State of Nevada, the Articles of Incorporation and Section 2.8 hereof, any such committee shall exercise all powers and authority specifically granted to it by the Board of Directors, which powers may include the authority to authorize the issuance of shares of common or preferred stock. Such committees shall serve at the pleasure of the Board of Directors, keep written minutes of their meetings and have such names as the Board of Directors by resolution may determine. Each committee acts under the power delegated to it by the Board of Directors and must exercise its respective powers in good faith and with a view to the interests of the Corporation.
Section 2.16   Directors’ Compensation.
Directors shall receive such compensation for attendance at any meetings of the Board of Directors and any expenses incidental to the performance of their duties as the Board of Directors shall determine by resolution. Such compensation may be in addition to any compensation received by the members of the Board of Directors in any other capacity.
LIBERTY TRIPADVISOR HOLDINGS, INC. / D-11

ANNEX D
Section 2.17   Action Without Meeting.
Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board of Directors to take any action required or permitted to be taken by them without a meeting in accordance with Section 78.315 of the NRS; provided, however, that if such action is taken without a meeting by written consent, a director may use a form of electronic signature for such written consent authorized by the Nevada Uniform Electronic Transactions Act—Sections 719.010 through 719.360 of the NRS, as the same may be amended from time to time.
Section 2.18   Chairman of the Board of Directors.
The Board of Directors shall elect a Chairman of the Board of Directors (the “Chairman of the Board”) from among the members of the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors, at which he is present, and perform such other duties and exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.
ARTICLE III
OFFICERS
Section 3.1   Executive Officers.
The Board of Directors shall elect from its own number, a Chief Executive Officer and a President. The Board of Directors may also elect such Vice Presidents as in the opinion of the Board of Directors the business of the Corporation requires, a Treasurer and a Secretary, any of whom may or may not be directors. The Board of Directors may also elect, from time to time, such other or additional officers as in its opinion are desirable for the conduct of business of the Corporation and such officers shall hold office at the pleasure of the Board of Directors; provided, however, that the Chief Executive Officer shall not hold any other office except that the Chief Executive Officer may serve as President.
Section 3.2   Powers and Duties of Officers.
The Chief Executive Officer shall, subject to the authority of the Board of Directors, have overall responsibility for the management and direction of the business and affairs of the Corporation and shall exercise such duties as customarily pertain to the office of chief executive officer and such other duties as may be prescribed from time to time by the Board of Directors. The Chief Executive Officer shall be the senior officer of the Corporation and in case of the inability or failure of the President to perform his or her duties, the Chief Executive Officer shall perform the duties of the President. In the absence or disability of the Chairman of the Board, the Chief Executive Officer shall perform the duties and exercise the powers of the Chairman of the Board. The Chief Executive Officer may appoint and terminate the appointment or election of officers, agents or employees other than those appointed or elected by the Board of Directors. The Chief Executive Officer may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations. The Chief Executive Officer shall perform such other duties as may be prescribed from time to time by the Board of Directors or these Bylaws.
The President of the Corporation shall be under the direction of the Chief Executive Officer and shall exercise such powers and duties as may be delegated by the Chief Executive Officer and such other duties as may be prescribed from time to time by the Board of Directors or assigned to him or her by these Bylaws. The President may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations.
Vice Presidents shall have such powers and perform such duties as may be assigned to them by the Chief Executive Officer, the President, the executive committee, if any, or the Board of Directors. A Vice President may sign and execute contracts and other obligations pertaining to the regular course of his or her duties which implement policies established by the Board of Directors.
Unless the Board of Directors otherwise declares by resolution, the Treasurer shall have general custody of all the funds and securities of the Corporation and general supervision of the collection and disbursement of funds of the Corporation. The Treasurer shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors may designate. The Treasurer may sign, with the Chief Executive Officer, President or such other person or persons as may be designated for the purpose by the Board of Directors, all bills of exchange or promissory notes of the Corporation. The Treasurer shall enter or cause to be entered regularly in the books of the Corporation a full and accurate account of all moneys received and paid by him or her on account of the Corporation, shall at all reasonable times exhibit his or her books
D-12 / 2023 PROXY STATEMENT

ANNEX D
and accounts to any director of the Corporation upon application at the office of the Corporation during business hours and, whenever required by the Board of Directors, the Chief Executive Officer, or the President, shall render a statement of his or her accounts. The Treasurer shall perform such other duties as may be prescribed from time to time by the Board of Directors or by these Bylaws. The Treasurer may be required to give bond for the faithful performance of his or her duties in such sum and with such surety as shall be approved by the Board of Directors. Any Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors. The Secretary shall cause notice to be given of meetings of stockholders, of the Board of Directors, and of any committee appointed by the Board of Directors. The Secretary shall have custody of the corporate seal, minutes and records relating to the conduct and acts of the stockholders and Board of Directors, which shall, at all reasonable times, be open to the examination of any director. The Secretary or any Assistant Secretary may certify the record of proceedings of the meetings of the stockholders or of the Board of Directors or resolutions adopted at such meetings, may sign or attest certificates, statements or reports required to be filed with governmental bodies or officials, may sign acknowledgments of instruments, may give notices of meetings and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
Section 3.3   Bank Accounts.
In addition to such bank accounts as may be authorized in the usual manner by resolution of the Board of Directors, the Treasurer, with approval of the Chief Executive Officer or the President, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he or she may deem necessary or appropriate, provided payments from such bank accounts are to be made upon and according to the check of the Corporation, which may be signed jointly or singularly by either the manual or facsimile signature or signatures of such officers or bonded employees of the Corporation as shall be specified in the written instructions of the Treasurer or Assistant Treasurer of the Corporation with the approval of the Chief Executive Officer or the President of the Corporation.
Section 3.4   Proxies; Stock Transfers.
Unless otherwise provided in the Articles of Incorporation or directed by the Board of Directors, the Chief Executive Officer or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to attend and to vote upon all matters and resolutions at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, whether regular or special, and at all adjournments thereof, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock, with full power of substitution or revocation. Unless otherwise provided in the Articles of Incorporation or directed by the Board of Directors, the Chief Executive Officer or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to transfer, sell or dispose of stock of any corporation in which this Corporation may hold stock.
ARTICLE IV
CAPITAL STOCK
Section 4.1   Shares.
The shares of the Corporation shall be represented by a certificate or the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock or otherwise uncertificated in accordance with Nevada law. Certificates (if any) shall be signed by the Chief Executive Officer or the President and by the Secretary or the Treasurer, and sealed with the seal of the Corporation. Such seal may be a facsimile, engraved or printed. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation, or the registrar or transfer agent with respect to such shares, shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 78.235 or 78.242 of the NRS. At least annually thereafter, the Corporation, or the transfer agent of such stock, shall provide to stockholders of record a written confirmation of such information as may be required by NRS 78.235. Each stockholder of record of uncertificated shares, by acceptance of uncertificated shares, consents to receipt of such information statements by electronic communication at the address for electronic mail or other mode of electronic communications, if any, as may be on the records of the Corporation or its registrar, or, if no such address is
LIBERTY TRIPADVISOR HOLDINGS, INC. / D-13

ANNEX D
provided, such stockholder undertakes to create an account on the registrar’s online site for stockholders and consents to receipt of such information by that means of communication.
Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar had not ceased to hold such position at the time of its issuance.
Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
Section 4.2   Transfer of Shares.
(a)   Upon surrender to the Corporation or the transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled, and the issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.
(b)   The stockholder of record is the person whose name appears on the stock ledger of the Corporation as the owner of record of shares of any class or series of the stock of the Corporation, and the term does not include a beneficial owner of shares who is not simultaneously the owner of record of such shares as indicated in the stock ledger. The stockholder of record shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.
Section 4.3   Lost Certificates.
The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates or uncertificated shares representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation and the transfer agent against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificates or uncertificated shares, and such requirement may be general or confined to specific instances.
Section 4.4   Transfer Agent and Registrar.
The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates for shares to bear the manual or facsimile signature or signatures of any of them. The transfer agent and registrar may be the same person or entity.
Section 4.5   Regulations.
The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation and replacement of certificates representing stock of the Corporation or uncertificated shares, which rules and regulations shall comply in all respects with the rules and regulations of the transfer agent.
D-14 / 2023 PROXY STATEMENT

ANNEX D
ARTICLE V
GENERAL PROVISIONS
Section 5.1   Offices.
The Corporation shall maintain a registered office in the State of Nevada as required by the laws of the State of Nevada. The Corporation may also have offices in such other places, either within or without the State of Nevada, as the Board of Directors may from time to time designate or as the business of the Corporation may require.
Section 5.2   Corporate Seal.
The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words “Corporate Seal” and “Nevada.”
Section 5.3   Fiscal Year.
The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.
Section 5.4   Notices and Waivers Thereof.
Whenever any notice is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws to be given by the Corporation to any stockholder, director or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, or, in the case of directors or officers, or stockholders who consent thereto, by electronic transmission in accordance with applicable law. Any notice given by electronic transmission shall be deemed to have been given when it shall have been transmitted and any notice given by mail shall be deemed to have been given when deposited in the United States mail with postage thereon prepaid directed to such stockholder, director, or officer, as the case may be, at such stockholder’s, director’s, or officer’s, as the case may be, address as it appears in the records of the Corporation. An affidavit of the Secretary or Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Whenever any notice is required to be given by law, the Articles of Incorporation, or these Bylaws to the person entitled to such notice, a waiver thereof, in writing signed by the person, or by electronic transmission, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law. If such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the person waiving notice. In addition, notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any director if such director shall sign the minutes of such meeting or attend the meeting, except that if such director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, then such director shall not be deemed to have waived notice of such meeting.
Section 5.5   Saving Clause.
These Bylaws are subject to the provisions of the Articles of Incorporation and applicable law. In the event any provision of these Bylaws is inconsistent with the Articles of Incorporation or the corporate laws of the State of Nevada, such provision shall be invalid to the extent only of such conflict, and such conflict shall not affect the validity of any other provision of these Bylaws.
Section 5.6   Amendments.
In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws of this Corporation in accordance with Article V, Section F of the Articles of Incorporation.
Subject to the rights of the holders of any series of preferred stock, these Bylaws may be adopted, amended or repealed by the affirmative vote of the holders of not less than 66 2∕3% of the total voting power of the then outstanding capital stock of the Corporation entitled to vote thereon; provided, however, that this paragraph shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws by the Board of Directors in accordance with the preceding paragraph.
LIBERTY TRIPADVISOR HOLDINGS, INC. / D-15

ANNEX D
Section 5.7   Gender/Number.
As used in these Bylaws, the masculine, feminine, or neuter gender, and the singular and plural number, shall include the other whenever the context so indicates.
Section 5.8   Electronic Transmission.
For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such recipient through an automated process.
D-16 / 2023 PROXY STATEMENT

ANNEX E
FORM OF
CERTIFICATE OF DESIGNATIONS
OF
8% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK
OF
LIBERTY TRIPADVISOR HOLDINGS, INC.
Liberty Tripadvisor Holdings, Inc., a corporation organized and existing under the Nevada Revised Statutes (the “Corporation”, which term shall include Liberty TripAdvisor Holdings, Inc. prior to its conversion from a Delaware corporation to a Nevada corporation pursuant to the plan of conversion described below), hereby certifies that the Board of Directors of the Corporation duly adopted the following resolutions in accordance with Section 78.1955 of the Nevada Revised Statutes:
WHEREAS, the Board of Directors has approved the conversion of the Corporation to a Nevada Corporation and adopted a plan of conversion (the “Plan of Conversion”) providing for such conversion to be effective at a time (the “Conversion Effective Time”) as provided in the Plan of Conversion.
BE IT RESOLVED, that pursuant to the authority expressly vested by the provisions of the Articles of Incorporation and in accordance with Section 78.1955 of the Nevada Revised Statutes, effective as of the Conversion Effective Time, the Board of Directors hereby authorizes and designates a series of preferred stock consisting of 187,414 shares, out of the authorized shares of preferred stock, and that the designation and number of shares thereof, and the voting powers, designations, preferences, limitations, restrictions and relative rights thereof, are as follows:
1.   Designation and Amount.   The designation of the series of preferred stock, par value $0.01 per share, of the Corporation authorized hereby is 8% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”). The total number of shares of the authorized preferred stock of the Corporation designated as the Series A Preferred Stock initially shall be 187,414. At the Conversion Effective Time, all issued and outstanding shares of the 8% Series A Cumulative Redeemable Preferred Stock issued by the Corporation prior to its conversion to a Nevada corporation are being converted on a one-for-one basis into shares of Series A Preferred Stock pursuant to the Plan of Conversion, and except as provided in the Investment Agreement, no additional shares of Series A Preferred Stock will be issued by the Corporation.
2.   Certain Definitions.   For purposes of this Certificate of Designations, the following terms shall have the meanings ascribed below:
“Accretion Factor” shall mean a fraction expressed as follows:
Where
P1	=	the Reference Stock VWAP over the period of ten (10) consecutive Trading Days ending on the second (2nd) Trading Day preceding the Determination Date.
PO	=	$17.08
CR	=	the applicable Conversion Rate in effect as of the Determination Date.
“Adjusted Conversion Rate” shall mean the Base Conversion Rate, as adjusted pursuant to paragraph 9, as applicable.
“Applicable Amount” shall have the meaning set forth in paragraph 5(a)(ii) hereof.
“Applicable Rate” shall mean the Base Rate or the Penalty Rate, as applicable.
“Articles of Incorporation” shall mean the Corporation’s Articles of Incorporation, filed with the Secretary of State of the State of Nevada on [•], 2023, as may be amended from time to time.
“Base Conversion Rate” shall mean 1.0.
“Base Rate” shall mean eight percent (8.00%) per annum.
LIBERTY TRIPADVISOR HOLDINGS, INC. / E-1

ANNEX E
“Board of Directors” shall mean the Board of Directors of the Corporation and any duly authorized committee thereof.
“Business Day” shall mean any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.
“Capital Stock” shall mean any and all shares of capital stock of the Corporation.
“Certificate of Designations” shall mean this Certificate of Designations of Series A Preferred Stock of the Corporation, as may be amended from time to time.
“Class B Tripadvisor Common Stock” means Class B common stock, $0.001 par value, of Tripadvisor.
“Closing Price” of a security on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of one share of such security on the NASDAQ Global Select Market on such date. If such security is not traded on the NASDAQ Global Select Market on any date of determination, the Closing Price of such security on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which such security is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which such security is so listed or quoted, or if such security is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for such security in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of such security on that date as determined by a nationally recognized investment banking firm (unaffiliated with the Corporation) retained by the Corporation for such purpose.
“Common Stock” shall mean (i) the Series A Common Stock, (ii) the Series B common stock, par value $0.01 per share, of the Corporation, (iii) the Series C Common Stock and (iv) all shares of any other class or series of common stock of the Corporation hereafter authorized.
“Company Change in Control” shall have the meaning set forth in the Investment Agreement; provided, that, for purposes of this Certificate of Designations, a Company/Tripadvisor Combination Transaction shall not be a Company Change in Control.
“Company/Tripadvisor Combination Transaction” means any share exchange, consolidation, merger or similar transaction or series of related transactions, between the Corporation and the Reference Company that results in a Company Change in Control and in which (i) the Corporation is the surviving or resulting company or (ii) (x) the Person succeeding the Corporation is owned by the stockholders of the Corporation and the Reference Company and (y) the securities of the successor or resulting Person to be received by the holders of Series A Preferred Stock in such transaction are received on a tax-free basis (except to the extent of any cash received) and after giving effect to any adjustments made pursuant to paragraph 9 hereof have substantially similar rights, including with respect to dividend rights, rights of redemption and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of such surviving or resulting Person as such holders held by virtue of the Series A Preferred Stock immediately prior to the transaction.
“Controlled Affiliates” shall have the meaning set forth in the Investment Agreement.
“Conversion Rate” shall mean the Base Conversion Rate, unless otherwise required to be modified pursuant to paragraph 9, in which case it shall refer to the Adjusted Conversion Rate.
“Current Market Price” of Reference Stock as of the record date for any issuance, distribution, dividend or other action shall mean the arithmetic average of the Reference Stock VWAP per share of Reference Stock, for the period of ten (10) consecutive Trading Days ending on the Trading Day before the record date with respect to such issuance, distribution, dividend or other action, appropriately adjusted to take into account the occurrence during such period of any event described in paragraph 9 hereof.
“Debt Instrument” shall mean any note, bond, debenture, indenture, guarantee or other instrument or agreement evidencing any Indebtedness, whether existing at the Original Issue Date or thereafter created, incurred, assumed or guaranteed.
“Determination Date” shall mean (i) the date the Investor delivers the Put Option Exercise Notice in connection with the Put Option Mandatory Redemption or (ii) the Mandatory Redemption Date or the Liquidation Date, as applicable.
E-2 / 2023 PROXY STATEMENT

ANNEX E
“Distributed Entity” shall have the meaning set forth in the Investment Agreement.
“Distributed Property” shall have the meaning set forth in paragraph 9(a) hereof.
“Distribution Transaction” shall have the meaning set forth in the Investment Agreement.
“Dividend Payment Date” shall have the meaning set forth in paragraph 3(a) hereof.
“Dividend Payment Shares” shall have the meaning set forth in paragraph 3(c) hereof.
“Dividend Period” shall mean the period (x) from and including the Initial Dividend Accrual Date to (but not including) the first Dividend Payment Date and (y) each twelve (12) month period from and including the Dividend Payment Date for the preceding Dividend Period to (but not including) the next succeeding Dividend Payment Date.
“Eligible Common Stock” means (i) shares of Series A Common Stock and/or, (ii) Series C Common Stock if the Company offers to settle in Series C Common Stock and the Investor elects to receive payment in Series C Common Stock pursuant to paragraph 3 (Dividends) and/or paragraph 5 (Redemption; Put Right); provided, in each case, as of the date of issuance to the holders of Series A Preferred Stock, shares of such class or series are listed on a national securities exchange and are actively traded.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors acting in good faith.
“Indebtedness” shall mean (i) any liability, contingent or otherwise, of the Corporation or any Subsidiary (x) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of the Corporation or any Subsidiary or only to a portion thereof), (y) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given other than in connection with the acquisition of inventory or similar property in the ordinary course of business, or (z) for the payment of money relating to indebtedness represented by obligations under a lease that is required to be capitalized for financial accounting purposes in accordance with generally accepted accounting principles; (ii) any liability of others described in the preceding clause (i) which the Corporation or any Subsidiary has guaranteed or which is otherwise its legal liability; (iii) any obligations secured by any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance against any real or personal property, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction) to which the property or assets of the Corporation or any Subsidiary are subject whether or not the obligations secured thereby shall have been assumed by or shall otherwise be the Corporation’s or any Subsidiary’s legal liability; and (iv) any amendment, renewal, extension or refunding of any liability of the types referred to in clause (i), (ii) or (iii) above.
“Initial Dividend Accrual Date” shall mean March 1, 2023.
“Investment Agreement” shall mean that certain Investment Agreement, dated as of March 15, 2020, by and between the Corporation, the Investor (as assignee of the purchaser set forth therein), and for the limited purposes provided therein, Gregory B. Maffei, as such agreement may be amended in accordance therewith.
“Investor” shall have the meaning set forth in the Repurchase Agreement.
“Junior Stock” shall mean the Common Stock and any other class or series of Capital Stock now existing or hereafter authorized and issued, in accordance with the Articles of Incorporation, other than the Series A Preferred Stock, any class or series of Parity Stock and any class or series of Senior Stock.
“Liquidation Date” shall mean the date of the liquidation, dissolution or winding up of the Corporation.
“Liquidation Price” measured per share of the Series A Preferred Stock as of any date of determination shall mean the sum of (i) $1,000, plus (ii) an amount equal to $253.32076712, plus (iii) an amount equal to all unpaid dividends (whether or not declared) accrued with respect to such share which pursuant to paragraph 3 hereof have been added to the Liquidation Price as of a Dividend Payment Date.
“Mandatory Redemption” shall have the meaning set forth in paragraph 5(a)(i) hereof.
LIBERTY TRIPADVISOR HOLDINGS, INC. / E-3

ANNEX E
“Mandatory Redemption Date” as to all shares of Series A Preferred Stock shall mean the first to occur of (x) the first (1st) Business Day following March 26, 2025 and (y) the date upon which there occurs a Company Change in Control.
“Mandatory Redemption Price” with respect to each share of Series A Preferred Stock, shall mean the greater of (x) the Liquidation Price of such share as of the Mandatory Redemption Date or the Put Option Mandatory Redemption Date, as applicable, plus all unpaid dividends (whether or not declared) on such share accrued from the most recent Dividend Payment Date through the date such share is redeemed and (y) (i) $1,000 multiplied by the Accretion Factor minus (ii) all dividends paid in cash or shares of Eligible Common Stock (valued for this purpose as determined pursuant to paragraph 3(c) hereof) on such share (including any dividends paid on the 8% Series A Cumulative Redeemable Preferred Stock by the Corporation prior to its conversion to a Nevada corporation pursuant to the Plan of Conversion) from the Original Issue Date through the date such share is redeemed.
“Market Disruption Event” shall mean:
(i)   any suspension of, or limitation imposed on, trading of the Eligible Common Stock by any exchange or quotation system on which the Closing Price is determined pursuant to the definition of the term “Closing Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Eligible Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) and whether by reason of movements in price exceeding limits permitted by the Relevant Exchange as to securities generally, or otherwise relating to the Eligible Common Stock or options contracts relating to the Eligible Common Stock on the Relevant Exchange; or
(ii)   any event that disrupts or impairs (as determined by the Board of Directors in its good faith discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Eligible Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) in general to effect transactions in, or obtain market values for, the Eligible Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to the Eligible Common Stock on the Relevant Exchange.
“Mirror Preferred Stock” shall have the meaning set forth in the Investment Agreement.
“Notice of Redemption” shall have the meaning set forth in paragraph 5(c) hereof.
“Original Issue Date” shall mean, with respect to the shares of Series A Preferred Stock, the date on which shares of Series A Preferred Stock (including the shares of 8% Series A Cumulative Redeemable Preferred Stock issued by the Corporation prior to its conversion to a Nevada Corporation, as applicable) are first issued.
“Parity Stock” shall mean any class or series of Capital Stock hereafter authorized and issued in accordance with the Articles of Incorporation that expressly ranks on a parity basis with the Series A Preferred Stock as to the dividend rights, rights of redemption and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation. Any Mirror Preferred Stock issued in accordance with paragraph 9 hereof and the Investment Agreement will be considered Parity Stock.
“Penalty Rate” shall mean the Base Rate plus four percent (4.00%) per annum.
“Permissible Action” shall have the meaning set forth in paragraph 3(f) hereof.
“Person” shall mean any individual, corporation, company, limited liability company, general or limited partnership, trust, estate, proprietorship, joint venture, association, organization or other entity.
“PIK Election” shall have the meaning set forth in paragraph 3(b) hereof.
“Publicly Traded Securities” shall have the meaning set forth in paragraph 5(a)(i) hereof.
“Put Option” shall have the meaning set forth in paragraph 5(g) hereof.
“Put Option Exercise Notice” shall have the meaning set forth in paragraph 5(g) hereof.
“Put Option Mandatory Redemption Date” shall have the meaning set forth in paragraph 5(g) hereof.
“Record Date” shall mean for the dividends payable on any Dividend Payment Date the date five (5) days immediately preceding such Dividend Payment Date; provided, that if such date is not a Business Day, the record date shall be the next succeeding Business Day after such date.
E-4 / 2023 PROXY STATEMENT

ANNEX E
“Redemption Default” shall have the meaning set forth in paragraph 3(d) hereof.
“Redemption Director Effective Time” shall have the meaning set forth in paragraph 8(a)(ii) hereof.
“Reference Company” shall mean any Person that is the issuer of the Reference Stock and initially means Tripadvisor for so long as Tripadvisor Common Stock constitutes Reference Stock.
“Reference Stock” shall mean shares of Tripadvisor Common Stock, which term shall include, where appropriate, in the case of any reclassification, recapitalization or other change in shares of Reference Stock, or in the case of a consolidation or merger of the Reference Company with or into another Person affecting the shares of Reference Stock, such capital stock or equity interests to which a holder of shares of Reference Stock immediately prior to the occurrence of such event is entitled to receive (or which such holder is deemed to hold in the event of any redomestication conversion) upon the occurrence of such event.
“Reference Stock VWAP” per share of Reference Stock on any Trading Day shall mean the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Corporation) page TRIP (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day for such specified period (or if such volume-weighted average price is unavailable, the market price of one share of Reference Stock on the last Trading Day determined, using a volume-weighted average method, by a nationally recognized investment banking firm (unaffiliated with the Corporation) retained for such purpose by the Corporation).
“Registrar” shall mean the Transfer Agent acting in its capacity as registrar for the Series A Preferred Stock, and its successors and assigns.
“Relevant Exchange” shall have the meaning set forth in the definition of the term “Market Disruption Event.”
“Repurchase Agreement” shall means that certain Stock Repurchase Agreement dated as of March 22, 2021, between the Corporation and the Investor, as such agreement may be amended in accordance therewith.
“Senior Stock” shall mean any class or series of Capital Stock that ranks senior to the Series A Preferred Stock or has preference or priority over the Series A Preferred Stock as to dividend rights, rights of redemption or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
“Series A Common Stock” shall mean the Series A Common Stock, par value $0.01 per share, of the Corporation.
“Series A Dividend Amount” shall mean, for any Dividend Payment Date, the amount accrued as a dividend per share of Series A Preferred Stock since the prior Dividend Payment Date, as determined pursuant to paragraph 3 hereof.
“Series A Preferred Redemption Director” shall have the meaning set forth in paragraph 8(a)(ii) hereof.
“Series A Preferred Stock” shall have the meaning set forth in paragraph 1 hereof.
“Series A Preferred Threshold Director” shall have the meaning set forth in paragraph 8(a)(i) hereof.
“Series C Common Stock” shall mean the Series C Common Stock, par value $0.01 per share, of the Corporation.
“Special Liquidation Price” with respect to each share of Series A Preferred Stock, shall mean the Liquidation Price of such share as of the Liquidation Date plus all unpaid dividends (whether or not declared) on such share accrued from the most recent Dividend Payment Date through the Liquidation Date.
“Spinoff Exchange Offer” shall have the meaning set forth in the Investment Agreement.
“Subsidiary” shall mean, with respect to any person, any corporation, general or limited partnership, limited liability company, joint venture or other entity (a) that is consolidated with such person for purposes of financial reporting under generally accepted accounting principles or (b) in which such person (i) owns, directly or indirectly, more than fifty percent (50%) of the voting power represented by the outstanding voting securities or more than fifty percent (50%) of the equity securities, profits interest or capital interest, (ii) is entitled to elect at least one-half of the board of directors or similar governing body or (iii) in the case of a limited partnership or limited liability company, is a general partner or managing member and has the power to direct the policies, management and affairs of such entity, respectively; provided, neither Tripadvisor nor any of its Subsidiaries will be deemed to be a Subsidiary of the Corporation or a Subsidiary of any of the
LIBERTY TRIPADVISOR HOLDINGS, INC. / E-5

ANNEX E
Corporation’s Subsidiaries, whether or not they otherwise would be a Subsidiary of the Corporation or any of the Corporation’s Subsidiaries under the foregoing definition.
“Threshold Amount” shall have the meaning set forth in paragraph 8(a)(i) hereof.
“Trading Day” shall mean a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.
“Transfer” shall have the meaning set forth in the Investment Agreement.
“Transfer Agent” shall mean the Corporation or such other Person as the Corporation may appoint, acting as Transfer Agent, Registrar and paying agent for the Series A Preferred Stock.
“Tripadvisor” shall mean Tripadvisor, Inc., a Delaware corporation, and any successor thereto following a change in such entity’s jurisdiction of incorporation (whether by merger, conversion or similar transaction).
“Tripadvisor Common Stock” shall have the meaning set forth in the Investment Agreement.
“Tripadvisor Stock” shall mean Tripadvisor Common Stock and the Class B Tripadvisor Common Stock.
“VWAP” per share of Eligible Common Stock on any Trading Day shall mean the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Corporation) LTRPA or LTRPK, as applicable, (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day for such specified period (or if such volume-weighted average price is unavailable, the market price of one share of Eligible Common Stock on the last Trading Day determined, using a volume-weighted average method, by a nationally recognized investment banking firm (unaffiliated with the Corporation) retained for such purpose by the Corporation).
3.   Dividends.
(a)   Subject to the prior preferences and other rights of any Senior Stock not issued in violation of this Certificate of Designations or the Investment Agreement and the provisions of paragraph 3(f) hereof, the holders of the Series A Preferred Stock shall be entitled to receive preferential dividends that shall accrue and cumulate as provided herein. Dividends on each share of Series A Preferred Stock shall accrue on a daily basis at the Applicable Rate of the Liquidation Price from and including the Initial Dividend Accrual Date to and including the date on which such shares cease to be outstanding, whether or not such dividends have been declared and whether or not there are any funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative. Accrued dividends on the Series A Preferred Stock shall be payable, in accordance with the terms and conditions of this Certificate of Designations, annually on March 1 of each year, commencing on the first such date following the Initial Dividend Accrual Date (each, a “Dividend Payment Date”), to the holders of record of the Series A Preferred Stock as of the close of business on the applicable Record Date, and any accrued dividends that have been declared will be paid on the Dividend Payment Date in accordance with paragraph 3(b) hereof; provided, however, if any such Dividend Payment Date is not a Business Day, then payment or addition to the Liquidation Price of any dividend otherwise payable on that date will be made on the next succeeding day that is a Business Day, without any interest or other payment in respect of such delay. For purposes of determining the amount of dividends “accrued” (i) as of any date that is not a Dividend Payment Date, such amount shall be calculated on the basis of the Applicable Rate for actual days elapsed from the last preceding Dividend Payment Date (or in the event the first Dividend Payment Date has not yet occurred, the Initial Dividend Accrual Date) to the date as of which such determination is to be made, based on a 365-day year, and (ii) as of any Dividend Payment Date, such amount shall be calculated on the basis of the Applicable Rate, based on a 360-day year of twelve 30-day months.
(b)   Dividends payable with respect to the Series A Preferred Stock, when and as declared by the Board of Directors, will be paid, at the Corporation’s election, in (i) cash, (ii) shares of Eligible Common Stock (the election referred to in this clause (ii), the “PIK Election”), or (iii) a combination thereof and if not so declared and paid, the applicable Series A Dividend Amount will be added to the then applicable Liquidation Price of the Series A Preferred Stock in accordance with the definition thereof; provided, however, that the Corporation will only make a PIK Election if there is an effective shelf registration statement with respect to the applicable Eligible Common Stock in which the dividend is to be paid. Not less than ten (10) Business Days prior to the applicable Dividend Payment Date, the Corporation will provide notice to the holders of the Series A Preferred Stock of its election as to the form of payment of the Series A Dividend Amount.
E-6 / 2023 PROXY STATEMENT

ANNEX E
(c)   In the event the Corporation makes the PIK Election, it will cause to be delivered to the holders of Series A Preferred Stock, for each share of Series A Preferred Stock held by a holder, a number of shares of Eligible Common Stock equal to the Series A Dividend Amount divided by the VWAP of a share of Eligible Common Stock determined over the three (3) Trading Day period ending on the second (2nd) Trading Day preceding the applicable Dividend Payment Date. The shares of Eligible Common Stock to be issued to the holder in accordance with the foregoing are referred to herein as the “Dividend Payment Shares”. To the extent the number of Dividend Payment Shares deliverable to a holder of Series A Preferred Stock is not a whole number of shares, the Corporation will pay to such holder cash in respect of any fractional share based upon the VWAP price used in calculating the number of Dividend Payment Shares. Upon issuance and delivery to the holder, the Corporation shall be deemed to represent and warrant to the holder, as of such date, that (i) the Corporation is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to consummate the payment of the Dividend Payment Shares to each holder; (ii) to the extent such holder is subject to Section 16 of the Exchange Act, the Board of Directors has taken such action as is necessary to cause the exemption of the acquisition of the Dividend Payment Shares by each holder, as applicable, from the liability provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3; (iii) the Dividend Payment Shares to be issued to each holder have been duly authorized and, when issued and delivered in accordance with the terms of this Certificate of Designations, will have been validly issued and will be fully paid and nonassessable; and (iv) the Corporation has timely filed all reports required to be filed by the Corporation, under the Exchange Act, during the twelve (12) months immediately preceding the applicable Dividend Payment Date, and as of their respective filing dates, each of such filings complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and, at the time filed, none of such filings contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and when filed with the Securities and Exchange Commission, the financial statements included in such filings were prepared in accordance with U.S. GAAP consistently applied (except as may be indicated therein or in the notes or schedules thereto), and such financial statements fairly present the consolidated financial position of the Corporation and its consolidated cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal, recurring year-end audit adjustments. Notwithstanding anything to the contrary contained herein, the maximum number of shares of Eligible Common Stock that may be issued under this paragraph 3(c) is subject to compliance with the shareholder approval requirements of the rules and regulations of The Nasdaq Stock Market LLC.
(d)   The Applicable Rate for the purposes of this paragraph 3 shall be the Base Rate; provided, that in the event the Corporation fails to redeem on the Mandatory Redemption Date or the Put Option Mandatory Redemption Date all shares of Series A Preferred Stock, then in that event (a “Redemption Default”), the Applicable Rate shall increase to the Penalty Rate, commencing on the first day after the Mandatory Redemption Date or the Put Option Mandatory Redemption Date, as applicable, on which a Redemption Default occurs and for each subsequent Dividend Period thereafter so long as any shares of Series A Preferred Stock remain outstanding. For the avoidance of doubt, notwithstanding the foregoing, in the event of a Redemption Default the holders of Series A Preferred Stock shall retain all rights and remedies hereunder and at law and in equity to enforce the Corporation’s obligations hereunder.
(e)   For the avoidance of doubt, in the event the Corporation does not declare and pay the Series A Dividend Amount on a Dividend Payment Date, then all dividends (whether or not declared) that have accrued on a share of Series A Preferred Stock during the Dividend Period ending on such Dividend Payment Date and which are unpaid will be added to the Liquidation Price (as provided in the definition thereof) of such share and will remain a part thereof until such time as the shares of Series A Preferred Stock have been redeemed in full and the Mandatory Redemption Price thereof has been paid in full.
(f)   So long as any shares of Series A Preferred Stock shall be outstanding, the Corporation shall not declare or pay any dividend whatsoever with respect to any Junior Stock or any Parity Stock, whether in cash, property or otherwise, nor shall the Corporation declare or make any distribution on any Junior Stock or any Parity Stock, or set aside any cash or property for any such purposes, nor shall any Junior Stock or Parity Stock, be purchased, redeemed or otherwise acquired by the Corporation or any of its Subsidiaries, nor shall any monies be paid, set aside for payment or made available for a sinking fund for the purchase or redemption of any Junior Stock or Parity Stock, unless and until (x) (i) all dividends to which the holders of the Series A Preferred Stock shall have been entitled for all current and all previous Dividend Periods shall have been paid or declared and the consideration sufficient for the payment thereof set aside so as to be available for the payment thereof (which shall be deemed satisfied to the extent of a PIK Election by the Corporation) and (ii) following the occurrence of the Mandatory Redemption Date or Put Option Mandatory Redemption Date, as applicable, the Corporation shall have paid, in full, or set aside the consideration sufficient for the payment thereof, all redemption payments with respect
LIBERTY TRIPADVISOR HOLDINGS, INC. / E-7

ANNEX E
to the Series A Preferred Stock that it is then obligated to pay; provided, however, that nothing contained in this paragraph 3(f) shall prevent (A) purchases, redemptions or other acquisitions of shares of Junior Stock in the ordinary course in connection with any employment contract, benefit plan or other similar arrangement approved by the Board of Directors with or for the benefit of employees, officers, directors or consultants provided that no such purchase of Junior Stock from Gregory B. Maffei will be permitted other than in connection with net settling of options and repurchases of unvested restricted stock in accordance with the terms thereby; (B) exchanges or conversions of shares of any class or series of Junior Stock, or the securities of another company, for any other class or series of Junior Stock; (C) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such Junior Stock or the security being converted or exchanged; (D) the payment of any dividends in respect of Junior Stock where the dividend is in the form of the same stock as that on which the dividend is being paid; (E) distributions of Junior Stock or rights to purchase Junior Stock; (F) direct or indirect distributions of equity interests of a Subsidiary or other Person (whether by redemption, dividend, share distribution, merger or otherwise) to all or substantially all of the holders of one or more classes or series of Common Stock, on a pro rata basis with respect to each such class or series (other than with respect to the payment of cash in lieu of fractional shares), or such equity interests of such Subsidiary or other Person are available to be acquired by such holders of one more classes or series of Common Stock (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to such holders), on a pro rata basis with respect to each such class or series (other than with respect to the payment of cash in lieu of fractional shares), whether voluntary or involuntary (provided, that such distribution does not constitute all or substantially all of the assets of the Corporation as of the record date applicable to such distribution) or (G) stock splits, stock dividends or other distributions, reclassifications, recapitalizations (each of the events described in clause (A) through (G), a “Permissible Action”), and (y) to the extent the taking of any Permissible Action results in any diminution in the Fair Market Value of the Series A Preferred Stock, the Board of Directors shall in good faith make an equitable adjustment to the Liquidation Price in effect at the effective time of the Permissible Action to the extent necessary to preserve such Fair Market Value of the Series A Preferred Stock.
4.   Distributions Upon Liquidation, Dissolution or Winding Up.
Subject to the prior payment in full of the preferential amounts to which any Senior Stock is entitled, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of the Series A Preferred Stock shall be entitled to receive from the assets of the Corporation available for distribution to the stockholders, before any payment or distribution shall be made to the holders of any Junior Stock, an amount in cash, or to the extent the amount of cash distributable in such liquidation is less than the Special Liquidation Price, property at its Fair Market Value, as determined by the Board of Directors in good faith, or a combination thereof, per share, equal to the Special Liquidation Price, which payment shall be made pari passu with any such payment made to the holders of any Parity Stock. The holders of the Series A Preferred Stock shall be entitled to no other or further distribution of or participation in any remaining assets of the Corporation after receiving in full the amount set forth in the immediately preceding sentence. If, upon distribution of the Corporation’s assets in liquidation, dissolution or winding up, the assets of the Corporation to be distributed among the holders of the Series A Preferred Stock and to all holders of any Parity Stock shall be insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire assets of the Corporation to be distributed to holders of the Series A Preferred Stock and such Parity Stock shall be distributed pro rata to such holders based upon the aggregate of the full preferential amounts to which the shares of Series A Preferred Stock and such Parity Stock would otherwise respectively be entitled. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 4. Notice of the liquidation, dissolution or winding up of the Corporation shall be mailed, first class mail, postage prepaid, not less than twenty (20) days prior to the date on which such liquidation, dissolution or winding up is expected to take place or become effective, to the holders of record of the Series A Preferred Stock at their respective addresses as the same appear on the books of the Corporation or are supplied by them in writing to the Corporation for the purpose of such notice.
5.   Redemption; Put Right.
(a)   Mandatory Redemption.
(i)   On the Mandatory Redemption Date, the Corporation shall redeem (the “Mandatory Redemption”) all outstanding shares of Series A Preferred Stock out of funds legally available therefor at the Mandatory Redemption Price per share, in cash; provided, however, that in the event the Mandatory Redemption occurs as a result of a Company Change in Control resulting from a merger, consolidation, binding share exchange or other extraordinary transaction in which (A) the Corporation is a constituent corporation and (B) all of the consideration payable to holders of the Eligible Common Stock (disregarding cash payable in lieu of fractional shares) consists of publicly traded equity securities of the acquiring or
E-8 / 2023 PROXY STATEMENT

ANNEX E
resulting entity that are listed on a national securities exchange and actively traded (“Publicly Traded Securities”), then the Mandatory Redemption Price payable in respect of the Series A Preferred Stock will be paid in shares of such Publicly Traded Securities pursuant to paragraph 5(a)(ii) below. For the avoidance of doubt, any shares of Series A Preferred Stock that remain outstanding after the Mandatory Redemption Date pursuant to this paragraph 5(a) shall continue to accrue dividends in accordance with the provisions in paragraph 3(d) hereof for so long as such shares remain outstanding. The Corporation shall not redeem any shares of Series A Preferred Stock except as expressly authorized in this paragraph 5.
(ii)   In connection with a Mandatory Redemption resulting from a Company Change in Control in which the holders of the Series A Preferred Stock are to be redeemed for Publicly Traded Securities in accordance with paragraph 5(a)(i) above, the Corporation will provide in the applicable merger agreement or other agreement that in connection with such transaction the holders of Series A Preferred Stock will receive in respect of each share of Series A Preferred Stock the Applicable Amount of the shares or other units of Publicly Traded Securities issued to the holders of Eligible Common Stock in such transaction. The “Applicable Amount” will be a number of shares or other units of Publicly Traded Securities equal to (A) the Mandatory Redemption Price of a share of Series A Preferred Stock as of the second (2nd) Trading Day preceding the closing of the transaction constituting the Company Change in Control divided by (B) the VWAP of a share of Eligible Common Stock over the ten (10) consecutive Trading Days ending on the second (2nd) Trading Day preceding such closing, multiplied by (C) the ratio or exchange specified for the exchange of shares of Eligible Common Stock per share or unit of Publicly Traded Securities (provided that such ratio or specified exchange is subject to Section 4.12 (Exchange Ratio) of the Investment Agreement).
(b)   Partial Redemption.   If on the Mandatory Redemption Date, the Corporation, pursuant to applicable law or the terms of any bona fide Debt Instrument or Senior Stock, in each case, not issued or incurred in violation of this Certificate of Designations or the Investment Agreement, shall not have funds legally available to redeem, or otherwise be prohibited or restricted from redeeming, all outstanding shares of Series A Preferred Stock, those funds that are legally available and not so restricted or prohibited will be used to redeem the maximum possible number of such shares of Series A Preferred Stock. At any time and from time to time thereafter when additional funds of the Corporation are legally available and not so restricted or prohibited for such purpose, such funds shall be used in their entirety to redeem the outstanding shares of Series A Preferred Stock that the Corporation failed to redeem on the Mandatory Redemption Date until the balance of such shares has been redeemed. The shares of Series A Preferred Stock to be redeemed in accordance with this paragraph 5(b) shall be redeemed pro rata from among the holders of outstanding shares of Series A Preferred Stock.
(c)   Notice of Redemption and Certificates.   The Corporation shall mail notice of redemption to each holder of shares of Series A Preferred Stock (such notice, a “Notice of Redemption”) in accordance with paragraph 15 hereof not later than thirty (30) days prior to the Mandatory Redemption Date. Such Notice of Redemption shall contain: (A) the Board of Directors’ good faith estimate of Mandatory Redemption Price, (B) the Mandatory Redemption Date, (C) the instructions a holder must follow with respect to the redemption, including the method for surrendering the certificates for the shares of Series A Preferred Stock to be redeemed for payment of the Mandatory Redemption Price, and (D) any other matters required by law. The Corporation shall further supplement the Notice of Redemption with the actual Mandatory Redemption Price as soon as such value can be readily determined, but in no event later than one (1) Business Day prior to the Mandatory Redemption Date. On or before the Mandatory Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed on such Mandatory Redemption Date, shall, if a holder of shares in certificated form, surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Notice of Redemption, and thereupon the Mandatory Redemption Price, for such shares shall be payable to the order of the Person whose name appears on such certificate or certificates as the owner thereof (or any other Person designated by such owner) in accordance with the terms and conditions of this Certificate of Designations.
(d)   Deposit of Mandatory Redemption Price.   If the Notice of Redemption shall have been mailed as provided in paragraph 5(c) hereof, and if on or before the Mandatory Redemption Date specified in such Notice of Redemption, the consideration necessary for such redemption shall have been set aside so as to be available therefor and only therefor, then on and after the close of business on the Mandatory Redemption Date, the shares of Series A Preferred Stock called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall automatically be redeemed and no longer be deemed outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except the right of the holders thereof to receive upon surrender of their certificates the consideration payable upon redemption thereof.
LIBERTY TRIPADVISOR HOLDINGS, INC. / E-9

ANNEX E
(e)   Status of Redeemed Shares.   Any shares of Series A Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock of the Corporation and may be reissued as part of another series of the preferred stock of the Corporation, but such shares shall not be reissued as Series A Preferred Stock.
(f)   Certain Restrictions.   If and so long as the Corporation shall fail to redeem on the Mandatory Redemption Date all shares of Series A Preferred Stock required to be redeemed on such date, the Corporation shall not redeem, or discharge any sinking fund obligation with respect to any Junior Stock or Parity Stock and shall not purchase or otherwise acquire any shares of Series A Preferred Stock, Junior Stock or Parity Stock, unless and until all then shares of Series A Preferred Stock to be redeemed are redeemed pursuant to the terms hereof.
(g)   Put Right.   The Investor shall have the right, but not the obligation, to exercise an option to cause the Corporation to redeem all, but not less than all, of the outstanding shares of Series A Preferred Stock (the “Put Option”) for the Mandatory Redemption Price. The Put Option may be exercised by the Investor within fifteen (15) calendar days after the filing of the Corporation’s Form 10-Q for the quarters ending each of March 31st, June 30th and September 30th and Form 10-K for the year ending December 31st of each year following the Original Issue Date (provided that if the Corporation is delinquent in any such filings, the aforementioned fifteen (15) calendar day period will commence on the anniversary of the prior year’s corresponding Form 10-Q or Form 10-K filing, as applicable), by delivery of a written notice to the Corporation (“Put Option Exercise Notice”) and, upon delivery of the Put Option Exercise Notice, the Corporation shall have one hundred and eighty (180) days from the delivery of such Put Option Exercise Notice (such date, or, if earlier, the date on which the Corporation actually consummates such Put Option, the “Put Option Mandatory Redemption Date”) to redeem all outstanding shares of Series A Preferred Stock out of funds legally available therefor at the Mandatory Redemption Price per share, payable, in, at the election of the Corporation, any combination of cash, shares of Eligible Common Stock or shares of Reference Stock (with such shares of Eligible Common Stock or Reference Stock valued for this purpose at a price per share equal to the VWAP of a share of the applicable Eligible Common Stock or Reference Stock VWAP, respectively, determined over the three (3) Trading Day period ending of the second (2nd) Trading Day preceding the Put Option Mandatory Redemption Date); provided, that (x) the number of shares of Eligible Common Stock issued or deliverable by the Corporation will not exceed, after giving effect to such issuance or delivery, 15% of the outstanding shares of the Corporation, and (y) the Corporation may, to raise cash funds for the payment of the Mandatory Redemption Price, initiate a sale process to identify a third party buyer for the Investor’s shares of Series A Preferred Stock, and the Investor shall cooperate in good faith with respect to, and may participate in, such process (subject to the restrictions on Transfer in the Investment Agreement); provided, further, that such process shall not relieve the Corporation of the obligation to pay the full Mandatory Redemption Price. At least two (2) Business Days prior to the Put Option Mandatory Redemption Date, the Corporation shall deliver in writing to the Investor a Notice of Redemption in accordance with the terms of paragraph 5(c) above; provided, that references to the Mandatory Redemption Date shall be substituted for the Put Option Mandatory Redemption Date. The provisions of paragraphs 5(d), (e) and (f) shall apply mutatis mutandis to the Put Option. If the Corporation is unable to consummate the Put Option by the Put Option Mandatory Redemption Date, the Investor may cause the Corporation to, upon which the Corporation shall be required to, sell, subject to the applicable requirements of the applicable laws of Tripadvisor’s jurisdiction of incorporation, Tripadvisor Common Stock in such amount as is required in order to fully redeem all outstanding shares of Series A Preferred Stock. Notwithstanding anything to the contrary contained herein, the maximum number of shares of Eligible Common Stock that may be issued under this paragraph 5(g) is subject to compliance with the shareholder approval requirements of the rules and regulations of The Nasdaq Stock Market LLC.
6.   Protective Provisions.
In addition to any vote required by the Articles of Incorporation or by applicable law, for so long as any of the shares of Series A Preferred Stock shall remain outstanding, the Corporation shall not (i) amend, alter or repeal any provision of this Certificate of Designations in a manner that adversely affects the powers, designations, preferences, limitations, restrictions or relative rights of the Series A Preferred Stock set forth in this Certificate of Designations, (ii) authorize, approve or issue any Parity Stock or Senior Stock, (iii) commence any voluntary liquidation, dissolution or winding up of the affairs of the Corporation, (iv) decrease the number of directors on the Board of Directors below the number the holders of Series A Preferred Stock are entitled to appoint pursuant to this Certificate of Designations, or (v) take any action that would result in the issuer of the Series A Preferred Stock not being treated as a corporation for U.S. federal income tax purposes, in each case, without the written consent or affirmative vote of the majority of the holders of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be), separately as a series. If the Corporation shall propose to take such action, then the Corporation shall give notice of such proposed action to each holder of record of shares of Series A Preferred Stock appearing on the stock books of the Corporation as of the date of
E-10 / 2023 PROXY STATEMENT

ANNEX E
such notice at the address of said holder shown therein and shall cause to be filed with the Transfer Agent a copy of such notice. Such notice shall specify (x) the effective date of such action and (y) the other material terms of such action. Such notice shall be given at least twenty (20) Business Days prior to the effective date thereof. If at any time the Corporation shall abandon or cancel the proposed action for which notice has been given under this paragraph 6 prior to the effective date thereof, the Corporation shall give prompt notice of such abandonment or cancellation to each holder of record of shares of Series A Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein.
7.   Voting.
The holders of shares of Series A Preferred Stock shall have no voting rights whatsoever pursuant to this Certificate of Designations, except as specified herein or required by applicable law. For avoidance of doubt, and without limiting the generality of the foregoing, no vote or consent of holders of shares of Series A Preferred Stock will be required for (a) the creation or designation of any class or series of Junior Stock, or (b) any amendment to the Articles of Incorporation or this Certificate of Designations that would increase the number of authorized shares of preferred stock of the Corporation.
8.   Series A Preferred Director.
(a)   Appointment.
(i)   As contemplated by the Investment Agreement, so long as there remain outstanding shares of Series A Preferred Stock having an aggregate Liquidation Price as determined from time to time in excess of an amount equal to $81,250,000 (the “Threshold Amount”), the registered holders of the Series A Preferred Stock will have the exclusive right to appoint one director to the Board of Directors acting by written consent of a majority of the shares thereof (the “Series A Preferred Threshold Director”).
(ii)   In the event of a Redemption Default (the “Redemption Director Effective Time”), until no shares of Series A Preferred Stock are outstanding, the registered holders of the Series A Preferred Stock will have the exclusive right to appoint one additional director to the Board of Directors acting by written consent of a majority of the shares thereof (the “Series A Preferred Redemption Director”).
(b)   Board Size.
(i)   As of March 26, 2020, the total authorized number of directorships of the Corporation was automatically increased by one directorship (which shall be the Series A Preferred Threshold Director directorship), and, following such time, such Series A Preferred Threshold Director directorship shall be filled, at the Investor’s sole discretion, by written consent of the registered holders of the outstanding shares of Series A Preferred Stock.
(ii)   Immediately upon the Redemption Director Effective Time, the total authorized number of directorships of the Corporation shall be automatically increased by one directorship (which shall be the Series A Preferred Redemption Director directorship), and, following such time, such newly created Series A Preferred Redemption Director directorship shall be filled, at the Investor’s sole discretion, by written consent of the registered holders of the outstanding shares of Series A Preferred Stock.
(c)   Term.
(i)   The Series A Preferred Threshold Director will not be subject to the classification requirements set forth in Article V, Section B of the Articles of Incorporation and will serve (once appointed pursuant to this paragraph 8) until such Series A Preferred Threshold Director is removed or resigns or the Threshold Amount is no longer satisfied. In the event the Series A Preferred Threshold Director is removed or resigns, the registered holders of shares of Series A Preferred Stock shall have the exclusive right to fill such vacancy by written consent of the registered holders of the outstanding shares of Series A Preferred Stock. Upon the Threshold Amount no longer being satisfied, (i) the right of the holders of Series A Preferred Stock to appoint the Series A Preferred Threshold Director and the term of office of such Series A Preferred Threshold Director will immediately expire, (ii) the person then serving as the Series A Preferred Threshold Director will immediately cease to be a director of the Corporation, and (iii) the Series A Preferred Threshold Director directorship shall be eliminated and the total authorized number of directorships of the Corporation shall be automatically reduced thereby. The Series A Preferred Threshold Director may only be appointed by the registered holders of Series A Preferred Stock in accordance with this paragraph 8, and if such Series A Preferred Threshold Director is not so appointed, the applicable Series A Preferred Threshold Director directorship shall remain vacant until such time as the registered holders of Series A Preferred Stock fill such vacancy in accordance with this paragraph 8.
LIBERTY TRIPADVISOR HOLDINGS, INC. / E-11

ANNEX E
(ii)   The Series A Preferred Redemption Director will not be subject to the classification requirements set forth in Article V, Section B of the Articles of Incorporation and will serve (once appointed pursuant to this paragraph 8) until such Series A Preferred Redemption Director is removed or resigns or no shares of Series A Preferred Stock are outstanding. Following the Director Redemption Effective Time, once no shares of Series A Preferred Stock are outstanding (i) the right of the holders of Series A Preferred Stock to appoint the Series A Preferred Redemption Director and the term of office of such Series A Preferred Redemption Director will immediately expire, (ii) the person then serving as the Series A Preferred Redemption Director will immediately cease to be a director of the Corporation, and (iii) the Series A Preferred Redemption Director directorship shall be eliminated and the total authorized number of directorships of the Corporation shall be automatically reduced thereby. The Series A Preferred Redemption Director may only be appointed by the registered holders of Series A Preferred Stock in accordance with this paragraph 8, and if such Series A Preferred Redemption Director is not so appointed, the Series A Preferred Redemption Director directorship shall remain vacant until such time as the registered holders of Series A Preferred Stock fill such vacancy in accordance with this paragraph 8.
(d)   Removal.
(i)   The Series A Preferred Threshold Director may only be removed by written consent of the registered holders of the outstanding shares of Series A Preferred Stock.
(ii)   The Series A Preferred Redemption Director may only be removed by written consent of the registered holders of the outstanding shares of Series A Preferred Stock.
(e)   Transfer Restrictions.   Shares of Series A Preferred Stock may not be Transferred to any Person, except in accordance with the terms of each of the Investment Agreement, the Repurchase Agreement, and that certain Acknowledgment Agreement, dated as of [•], 2023, between the Corporation and the Investor. Any attempted Transfer in violation of the foregoing, shall be null and void ab initio.
9.   Anti-Dilution Adjustments:
(a) Adjustments.   The Conversion Rate will be subject to adjustment, without duplication, under the following circumstances:
(i)   the issuance of Reference Stock as a dividend or distribution to all or substantially all holders of the Reference Stock, or a subdivision or combination of Reference Stock or a reclassification of Reference Stock into a greater or lesser number of shares of Reference Stock, in which event the Conversion Rate will be adjusted based on the following formula:
CR1 = CR0 x (OS1 / OS0)
CR0	=	the Conversion Rate in effect immediately prior to the close of business on (i) the record date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification
CR1	=	the new Conversion Rate in effect immediately after the close of business on (i) the record date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification
OS0	=	the number of shares of Reference Stock outstanding immediately prior to the close of business on (i) the record date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification
OS1	=	the number of shares of Reference Stock outstanding immediately after the close of business on (i) the record date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification
Any adjustment made pursuant to this clause (i) shall be effective immediately prior to the open of business on the Trading Day immediately following the record date, in the case of a dividend or distribution, or the effective date in the case of a subdivision, combination or reclassification. If any such event is declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the board of directors of the Reference Company announces that such event shall not occur, to the Conversion Rate that would then be in effect if such event had not been declared.
(ii)   the dividend, distribution or other issuance to all or substantially all holders of Reference Stock of rights, options or warrants entitling them to subscribe for or purchase shares of Reference Stock, at less than the Current Market Price as of the record date for such issuance, in which event the Conversion Rate will be increased based on the following formula:
E-12 / 2023 PROXY STATEMENT

ANNEX E
CR1 = CR0 x (OS0 + X) / (OS0 + Y)
CR0	=	the Conversion Rate in effect immediately prior to the close of business on the record date for such dividend, distribution or issuance
CR1	=	the new Conversion Rate in effect immediately following the close of business on the record date for such dividend, distribution or issuance
OS0	=	the number of shares of Reference Stock outstanding immediately prior to the close of business on the record date for such dividend, distribution or issuance
X	=	the total number of shares of Reference Stock issuable pursuant to such rights, options or warrants
Y	=	the number of shares of Reference Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price of a share of Reference Stock as of the record date for such dividend, distribution or issuance
For purposes of this clause (ii), in determining whether any rights, options or warrants entitle the holders to purchase the Reference Stock at less than the Current Market Price as of the record date for such dividend, distribution or issuance, there shall be taken into account any consideration the Reference Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.
Any adjustment made pursuant to this clause (ii) shall become effective immediately prior to the open of business on the Trading Day immediately following the record date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Rate shall be readjusted, effective as of the date the board of directors of the Reference Company publicly announces its decision not to issue such rights, options or warrants, to the Conversion Rate that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Reference Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Reference Stock actually delivered.
(iii)   the Reference Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Reference Stock (subject to an exception for cash in lieu of fractional shares) shares of any class or series of capital stock of the Reference Company (other than Reference Stock as covered by paragraph 9(a)(i) hereof), evidences of its indebtedness, cash, assets, other property or securities (including in a Distribution Transaction) or rights, options or warrants to acquire capital stock or other securities (including in a Distribution Transaction) of the Reference Company, but excluding (A) dividends or distributions referred to in paragraph 9(a)(i) hereof or (B) rights, options or warrants referred to in paragraph 9(a)(ii) hereof (any of such shares of capital stock, indebtedness, assets, property or rights, options or warrants to acquire Reference Stock or other securities of the Reference Company, hereinafter in this paragraph 9(a)(iii) called the “Distributed Property”), then, in each such case the Conversion Rate shall be adjusted based on the following formula:
CR1 = CR0 x [SP0 / (SP0—FMV)]
CR0	=	the Conversion Rate in effect immediately prior to the close of business on the record date for such dividend or distribution
CR1	=	the new Conversion Rate in effect immediately after the close of business on the record date for such dividend or distribution
SP0	=	the Current Market Price of a share of Reference Stock as of the record date for such dividend or distribution
FMV	=	the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Reference Stock on the record date for such dividend or distribution
Provided, however, that in the event the Distributed Property consists of shares of a Distributed Entity distributed to stockholders of the Reference Company in a Distribution Transaction, then, in lieu of the adjustment pursuant to this clause (iii), the holders of the Series A Preferred Stock, acting by written consent of a majority of the outstanding shares thereof, may elect to engage in a Spinoff Exchange Offer and, in the event such Spinoff Exchange Offer is completed pursuant to the terms of the Investment Agreement, then no such adjustment will be made pursuant to this clause (iii).
LIBERTY TRIPADVISOR HOLDINGS, INC. / E-13

ANNEX E
(b)   Calculation of Adjustments.   All adjustments to the Conversion Rate shall be calculated by the Corporation to the nearest 1/10,000th of one share of Reference Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or decrease of at least one percent; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon the Mandatory Redemption Date, the Put Option Mandatory Redemption Date or Liquidation Date.
(c)   When No Adjustment Required.
(i)   Except as otherwise specifically provided in this paragraph 9, the Conversion Rate will not be adjusted for the issuance of Reference Stock or any securities convertible into or exchangeable for Reference Stock or carrying the right to purchase any of the foregoing.
(ii)   No adjustment of the Conversion Rate will be made as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.
(d)   Successive Adjustments.   After an adjustment to the Conversion Rate under this paragraph 9, any subsequent event requiring an adjustment under this paragraph 9 shall cause an adjustment to each such Conversion Rate as so adjusted.
(e)   Multiple Adjustments.   For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Rate pursuant to this paragraph 9 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder.
(f)   Other Adjustments.   In the event the Mandatory Redemption Date, the Put Option Mandatory Redemption Date or Liquidation Date is scheduled to occur after the record date for any dividend, distribution, or other event with respect to which the Conversion Rate is to be adjusted pursuant to this paragraph 9, but prior to the completion of such dividend, distribution or other event, the Mandatory Redemption Date, the Put Option Mandatory Redemption Date or Liquidation Date, as applicable, at the election of the Corporation, may be delayed until the completion of such dividend, distribution or other event, provided, that the Corporation has taken appropriate action to set aside or hold separate, for the benefit of the holders of such shares of Series A Preferred Stock, the amounts payable (including securities) by the Corporation to the holders of such shares of Series A Preferred Stock.
(g)   Notice of Adjustments.   Whenever the Conversion Rate is adjusted as provided under this paragraph 9, the Corporation shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware) compute the adjusted applicable Conversion Rate in accordance with this paragraph 9 and prepare and transmit to the holders of shares of Series A Preferred Stock an Officer’s Certificate setting forth the applicable Conversion Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based.
10.   Preemptive Rights.
The holders of shares of Series A Preferred Stock will not have any preemptive right to subscribe for or purchase any Capital Stock or other securities which may be issued by the Corporation.
11.   No Sinking Fund.
Shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.
12.   Exclusion of Other Rights.
Except as may otherwise be required by law and except for the equitable rights and remedies that may otherwise be available to holders of Series A Preferred Stock, the shares of Series A Preferred Stock shall not have any voting powers, designations, preferences, limitations, restrictions or relative rights, other than those specifically set forth in this Certificate of Designations.
13.   Replacement Certificates.
E-14 / 2023 PROXY STATEMENT

ANNEX E
If physical certificates representing shares of Series A Preferred Stock are issued, the Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Transfer Agent. The Corporation shall replace certificates representing shares of Series A Preferred Stock that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Corporation.
14.   Taxes.
(a)   Transfer Taxes.   The Corporation shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Series A Preferred Stock or other securities issued on account of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series A Preferred Stock or other securities in a name other than that in which the shares of Series A Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.
(b)   Withholding.   Subject to the Investment Agreement, all payments and distributions (or deemed distributions) on the shares of Series A Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, and amounts withheld, if any, shall be treated as received by holders.
15.   Notices.
All notices referred to in this paragraph 15 shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of (i) receipt thereof, (ii) three (3) Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, or (iii) one (1) Business Day after the mailing thereof if sent by overnight courier, addressed: (x) if to the Corporation, to its office at 12300 Liberty Boulevard, Englewood, Colorado, 80112, (y) if to any holder of Series A Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of the Transfer Agent) or (z) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.
16.   Waiver.
Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the holders thereof) upon the written consent of the Board of Directors and the holders of the shares of Series A Preferred Stock then outstanding.
17.   Severability.
If any term of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.
18.   Heading of Subdivisions.
The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
19.   Interpretation.
When a reference is made in this Certificate of Designations to paragraphs or clauses, such reference is to a paragraph of or clause of this Certificate of Designations unless otherwise indicated. The words “include”, “includes” and “including” when used herein are deemed in each case to be followed by the words “without limitation.” The words “hereof”, “herein” and “hereunder” and words of like import used in this Certificate of Designations refer to this Certificate of Designations as a whole and not to any particular provision of this Certificate of Designations. Any reference to “days”
LIBERTY TRIPADVISOR HOLDINGS, INC. / E-15

ANNEX E
means calendar days unless Business Days or Trading Days are expressly specified. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Certificate of Designations, the date that is the reference date in calculating such period will be excluded and if the last day of such period is not a Business Day, the period shall end at 5:00 p.m. New York, New York time on the next succeeding Business Day. The term “or” is not exclusive and means “and/or” unless the context in which such phrase is used shall dictate otherwise. Terms defined in the singular in this Certificate of Designations also include the plural and vice versa.
E-16 / 2023 PROXY STATEMENT

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV07871-P90693! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY TRIPADVISOR HOLDINGS, INC.P.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. New York City time on June 5, 2023. Have your proxycard in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LTAH2023You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.New York City time on June 5, 2023. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE wNominees:01) Christy Haubegger02) Chris Mueller03) Albert E. RosenthalerThe Board of Directors recommends you vote FOR Proposals 2, 3 and 4.2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.3. A proposal to approve the adoption of the resolution of the board of directors of our company approving the conversion of our company to a corporationorganized under the laws of the State of Nevada pursuant to and in accordance with the applicable law and plan of conversion, including the adoptionof new Articles of Incorporation under Nevada law.4. A proposal to approve one or more adjournments of the annual meeting from time to time to permit further solicitation of proxies, if necessary orappropriate, if sufficient votes are not represented at the annual meeting to approve Proposal 3 at the time of such adjournment or if otherwise determinedby the chairperson of the meeting to be necessary or appropriate.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.1. Election of DirectorsPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.LIBERTY TRIPADVISOR HOLDINGS, INC.The Board of Directors recommends you vote FOR eachnominee listed in Proposal 1.V07872-P90693

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.comLIBERTY TRIPADVISOR HOLDINGS, INC.Annual Meeting of StockholdersJune 6, 2023, 8:45 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:45 a.m., Mountain time, on June 6, 2023, via a live webcast accessible at www.virtualshareholdermeeting.com/LTAH2023,and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE